UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Report to Stockholders

THRIVENT MUTUAL FUNDS

DECEMBER 31, 2015

THRIVENT GROWTH AND INCOME PLUS FUND
THRIVENT DIVERSIFIED INCOME PLUS FUND

ANNUAL REPORT

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Dear Shareholder:

It has been a productive year for your Thrivent Mutual Funds.

Before reviewing some of the accomplishments, I’d like to thank all of you who voted in our trustee elections. Our shareholder meeting was held August 14 at our offices in Minneapolis, and a few of you attended in person. It was a delight to speak face-to-face and hear your thoughts about your Funds and Thrivent Financial.

I know it can be an imposition to receive a proxy statement in the mail asking you to vote your shares. I also understand that most of you would prefer not to be called at home by someone asking you to vote. We appreciate it when you take the time to participate in the governance of your Thrivent Mutual Funds. When you vote promptly, you reduce the need for us to do additional soliciting of voters to achieve a legally required quorum, which helps hold down the costs of your Funds.

Beyond all that, your participation in these votes is critical to the management of the Funds. Unlike many other companies, mutual funds aren’t required to elect directors or trustees annually. (Some mutual funds are corporations and have directors. Some, like Thrivent Mutual Funds, are trusts and have trustees. There’s no practical difference from a shareholder’s perspective.) But mutual funds are legally required to have a majority of their trustees elected by shareholders. Although your board can appoint some new trustees as needed—to replace a trustee who is retiring, for example—every so often it must call a shareholder meeting to elect trustees, simply to comply with the law.

Because mailing proxy materials and holding shareholder meetings creates costs for your Funds, and because we’d rather not impose on you more frequently than necessary, we always try to combine trustee elections with other items that require a shareholder vote. At our shareholder meeting in August, shareholders approved changes to the investment advisory fee structure for our flagship Asset Allocation Funds. We’ve heard from you, our shareholders, that you prefer simple, transparent fees, and that’s what these changes are intended to accomplish. They also are expected to result in lower net annual operating expenses for the Asset Allocation Funds, which would benefit all of their shareholders.

In my last president’s letter, I wrote about the 10-year anniversary of the Asset Allocation Funds, which were launched on June 30, 2005. We continue to be proud of these Funds, which we believe offer a simple, all-in-one investment solution for many investors, one that is aligned with each investor’s tolerance for risk.

The performance of the Asset Allocation Funds has been competitive. Lipper, a Thomson Reuters company, is a well-known firm that tracks and compares mutual fund performance. Each of our four Asset Allocation Funds ranked above its Lipper peer group average for the one- and three-year periods ended December 31, 2015. Overall, 86% of our Funds ranked above their respective Lipper peer group averages for the one-year period, and 68% ranked above their respective Lipper peer group averages for the three-year period.

There will be periods, of course, in which our Funds, including the Asset Allocation Funds, underperform relative to their peers. You can be certain, however, that we will always take a long-term view of performance and seek to provide consistently competitive returns over time. I look forward to updating you on our progress.

Many thanks to each of you for your confidence in Thrivent Mutual Funds. Best wishes to you and yours in 2016.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

Performance as of December 31, 2015 Class A (Annualized Total Returns)	1-Year		3-Year		5-Year		10-Year		Expense Ratio
	POP	NAV	POP	NAV	POP	NAV	POP	NAV	NET		GROSS
Thrivent Aggressive Allocation Fund	-6.31%	-0.86%	7.90%	9.97%	6.18%	7.38%	4.81%	5.41%	1.26	%*	1.53%
Thrivent Moderately Aggressive Allocation Fund	-6.46%	-0.98%	6.23%	8.26%	5.49%	6.68%	4.65%	5.24%	1.16	%*	1.44%
Thrivent Moderate Allocation Fund	-6.29%	-0.87%	4.40%	6.39%	4.58%	5.77%	4.46%	5.05%	1.08	%*	1.32%
Thrivent Moderately Conservative Allocation Fund	-6.39%	-0.95%	2.35%	4.29%	3.25%	4.42%	3.91%	4.50%	1.04	%*	1.21%

Lipper Rankings as of December 31, 2015	1-Year	3-Year	5-Year	10-Year
Thrivent Aggressive Allocation Fund - Lipper (Mixed-Asset Target Alloc. Agg. Gro. Funds)	29 (49 of 171)	34 (53 of 156)	49 (60 of 122)	24 (21 of 88)
Thrivent Moderately Aggressive Allocation Fund - Lipper (Mixed-Asset Target Alloc. Growth Funds)	43 (210 of 495)	43 (197 of 461)	56 (227 of 408)	50 (152 of 307)
Thrivent Moderate Allocation Fund - Lipper (Mixed-Asset Target Alloc. Moderate Funds)	27 (151 of 569)	33 (170 of 516)	42 (181 of 438)	40 (128 of 319)
Thrivent Moderately Conservative Allocation Fund - Lipper (Mixed-Asset Target Alloc. Consv. Funds)	32 (112 of 360)	22 (69 of 326)	44 (117 of 269)	36 (66 of 185)

POP=Public Offering Price, which includes 5.5% max sales charge. NAV=Net Asset Value, no sales charge.

*	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive certain investment advisory fees associated with the Fund. Refer to the expense table in the Fund’s prospectus.

All rankings are based on total return and do not reflect sales charges. The lower the Lipper percentile ranking, the better the fund performance against its peers. Source for ranking is Lipper Inc. After analyzing each fund’s holdings and prospectus objectives, Lipper assigns the fund to a category or peer group called a Lipper classification. Once total return data has been calculated, Lipper ranks the relative performance of all funds in a particular classification against their respective peer group constituents, and then calculates percentile rankings based on those numerical rankings.

Performance data cited represents past performance and should not be viewed as an indication of future results. Investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Call 800-847-4836 or visit Thrivent- Funds.com for performance results current to the most recent month-end.

Risks: The Asset Allocation Funds invest in other Thrivent Mutual Funds and in directly held equity and debt instruments. Each Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of each Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Each Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve addition-al risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave each Fund in a worse position than if it had not used these instruments.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at ThriventFunds.com.

Dear Shareholder:

Financial markets delivered mixed results in 2015, pressured by slowing economic growth in China and plunging oil prices. The investment outlook is generally positive, although many of the issues that weighed on markets in 2015 could temper returns again in 2016.

Economic Review

The U.S. economy continued its slow but persistent recovery in 2015, expanding at a 2.2% average annual pace through the first three quarters of the year. Gains from strong consumer spending and a vibrant housing market were offset in part by sluggish business spending and exports. The job market improved. Employers created more than 2.6 million nonfarm jobs, and the unemployment rate fell to 5.0% from 5.7%.

Inflation and interest rates remained low, although the Federal Reserve, after holding short-term interest rates near 0% for seven years to help the economy, raised them by a quarter of a percentage point in December.

China grew 7% year-over-year in the first two quarters of the year, then 6.9% in the third. That far exceeded growth rates in the developed world—the euro area grew 0.3% in the third quarter, while Japan contracted 0.8%—but it was still the slowest rate of growth for China since the 2008 financial crisis. Investors worried this slowdown could derail other economies; they also blamed it for reducing demand for oil and other commodities that China had been consuming at a prodigious rate when it was growing faster. Crude oil prices fell to about $37 a barrel by year-end from above $100 in 2014.

Market Review

Judging strictly by market averages, U.S. stocks had an unremarkable year. The S&P 500 Index fell 14.97 points, or 0.7%, its first price decline since 2011, but still posted a positive total return of 1.38% after factoring in reinvested dividends. However, these numbers don’t reflect how volatile the stock market became as the year wore on, highlighted by an 11% plunge in the S&P 500 Index in August after China devalued its currency. Energy stocks were among the index’s worst performers, down nearly 24% in price, while consumer discretionary stocks rose 8.4%.

Japan’s Nikkei Stock Average rose 10.63% on a price basis, as Japan’s central bank bought financial assets to prop up the economy. In Europe, the Euro Stoxx 50 Index of blue chip stocks posted a total return of -4.47%, although that loss, reflecting returns to dollar-based investors, was largely due to declines in the value of the euro against the dollar. In euro terms, the index actually earned 6.42%. The MSCI Emerging Markets Index lost -14.92%.

Like stocks, bonds delivered mixed results, with lower-risk and intermediate-term assets generally performing best. The Barclays U.S. Aggregate Bond Index, dominated by U.S. Treasury bonds and other government-backed securities, earned 0.55%, and the Barclays Municipal Bond Index earned 3.3%. The Barclays U.S. Corporate High Yield Bond Index, home to many below-investment-grade energy bonds, lost 4.47%.

Our Outlook

The U.S. economy looks poised to continue growing in the 2% range in 2016. We anticipate growth of about 1% for Japan, 2% for the euro area, 3% for the U.K., and 6% for China.

The Fed likely will continue to nudge short-term interest rates higher, albeit at a modest pace with minimal disruptions to financial markets. Inflation could edge slightly higher if, as expected, oil prices begin to stabilize.

Overall, we anticipate modestly positive returns from financial assets, absent any material worsening in China’s economy or further weakness in oil prices. European stocks have an opportunity to outperform U.S. shares. Both were expensive heading into 2016, but corporate profit margins had more room to grow in Europe. Emerging market stocks are cheaper than stocks in developed economies, but look riskier pending improvements in commodities prices.

Select sectors of the bond market appear promising—despite the prospect of higher short-term interest rates—including investment-grade corporate bonds and municipal bonds. High-yield bonds will likely remain depressed until the oil market shows signs of stabilizing.

If you are concerned about the investment outlook, we encourage you to contact your Thrivent Financial representative. He or she can help keep your portfolio aligned with your goals and tolerance for risk. Meanwhile, thank you for the trust you have placed in our entire team of professionals at Thrivent Asset Management.

Sincerely,

Russell W. Swansen

Chief Investment Officer

Thrivent Mutual Funds

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THRIVENT GROWTH AND INCOME PLUS FUND

Stephen D. Lowe, CFA, Darren M. Bagwell, CFA, Mark L. Simenstad, CFA, Noah J. Monson, CFA, Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Fund seeks long-term capital growth and income.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended December 31, 2015?

Thrivent Growth and Income Plus Fund earned a return of -1.03%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of -1.25%. The Fund’s market benchmarks, the MSCI World Index-USD Net Returns, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of -0.87%, -0.82% and 1.51%, respectively.

What factors affected the Fund’s performance?

The investment climate became increasingly risk-averse as the year wore on amid concerns about slowing economic growth in China, a steep slide in oil prices, and the prospect of higher short-term interest rates in the U.S. The Fund, which allocates about 70% of its assets to equities and 30% to fixed-income securities, generated modestly positive returns before expenses from both groups.

The equity portion of the Fund was invested in three sectors: international equities, domestic equities and real estate investment trusts (REITs). In all three, the Fund outperformed industry benchmarks. International holdings benefited from a focus on low-volatility stocks of companies with consistent earnings, solid free cash flow, and low debt. Domestic stock holdings benefited from strong security selection, with technology and health care stocks posting the largest absolute and relative returns. REITs also benefited from strong security selection, with data centers, multi-family apartments and self-storage REITs among the sector’s best performers.

Fixed-income markets were driven primarily by two factors in 2015: expectations that the Fed would raise short-term interest rates, which it did by a quarter of a percentage point in December; and the slump in oil prices. The Fed’s move constrained returns at the short end of the yield curve, while the slide in oil prices, which was linked to concerns about China’s economic stamina, pressured returns for below-investment-grade credits, particularly among energy issues in the high-yield sector.

By contrast, the Fund’s high-yield holdings generated modestly positive returns (before Fund expenses), largely by virtue of being concentrated in the sector’s higher-rated bonds. Elsewhere, the Fund’s securitized assets outperformed their benchmark due both to favorable security selection and a material allocation to nonagency mortgage-backed securities, which substantially outperformed the agency mortgage-backed securities that dominate the sector’s benchmark.

The Fund underperformed its benchmarks for investment-grade corporate bonds, leveraged loans and emerging-market bonds. Performance in the loan sector lagged due to an overweighted position in poor-performing energy, mining and metals issues. Returns on investment-grade corporate bonds lagged due to being underweighted in the banking industry, which did relatively well, and overweighted in BBB-rated securities, which did not. In emerging markets, the Fund suffered from having little exposure to Ukraine and Russia, both of which performed well after hostilities between those two countries eased.

What is your outlook?

Stocks in most developed economies were expensive as 2015 drew to a close. European shares could outperform U.S. shares in 2016 as corporate profit margins have more room to grow in Europe. Emerging market stocks are cheaper than stocks in developed markets, but still riskier pending improvements in commodities prices. REITs look reasonably attractive, not only because they are generating strong funds from operations but also because they will become their own investment sector in 2016 under the Global Industry Classification Standard, which could broaden their appeal to institutional investors.

While no single sector of the fixed-income markets stands out as dramatically undervalued, the Fund’s broad diversification provides a range of opportunities for profits in some sectors to offset losses in others. For example, floating-rate leveraged loans hold their value better than fixed-rate bonds when interest rates are rising, and returns on securitized assets are driven by different factors than those impacting the high-yield sector. Half the Fund’s fixed-income assets are invested in leveraged bank loans, high-yield bonds and emerging market bonds, all of which will be sensitive to commodities price trends.

Overall, we expect modestly positive returns from financial assets in 2016, with risk greater to the downside than the upside—especially if China’s slowing growth weighs on other economies, or if commodities prices fail to improve.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2015

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	-1.03%	5.97%	3.27%
with sales charge	-6.44%	4.78%	2.53%

Institutional Class[3]	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	-0.77%	6.37%	3.64%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs. Effective February 1, 2016, Institutional Class shares were renamed Class S shares.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective February 28, 2015, the Russell Developed® Index was replaced with the MSCI World Index—USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Fund. Thus the Russell Developed® Index will not be shown in shareholder reports of the Fund for fiscal periods ended December 31, 2016. As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Indexes shown do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.

**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index.
***	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index.
****	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. It is not possible to invest directly in the Index.
*****	The Russell Developed® Index measures the performance of the investable securities in developed countries globally. It is not possible to invest directly in the Index.
******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT DIVERSIFIED INCOME PLUS FUND

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Darren M. Bagwell, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended December 31, 2015?

Thrivent Diversified Income Plus Fund earned a return of -0.62%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of -1.56%. The Fund’s market benchmarks, the MSCI World Index-USD Net Returns, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of -0.87%, -0.82% and 1.51%, respectively.

What factors affected the Fund’s performance?

The investing climate became increasingly risk-averse over the year as investors focused on slowing economic growth in China and plunging oil prices. Investors also were weighing the prospect of higher short-term interest rates, which became a reality in December when the Federal Reserve raised short-term rates a quarter of a percentage point. That pressured bond returns at the short end of the yield curve. Meanwhile, the slide in oil prices, which was linked to concerns about China’s economic stamina, pressured returns for below-investment-grade credits, particularly among energy issues in the high-yield sector.

The Fund allocates about 70% of its assets to fixed-income securities and 30% to equities, and in 2015 generated modestly positive returns, before expenses, from both groups.

The Fund’s high-yield bonds outperformed their benchmark, generating modestly positive returns (before Fund expenses), largely by virtue of being concentrated in higher-rated securities within that sector. The Fund’s securitized assets—mainly mortgage-backed securities—also outperformed their benchmark and generated positive returns. This was due both to favorable security selection and a material allocation to nonagency mortgage-backed securities, which substantially outperformed the agency mortgage-backed securities that dominate the sector’s benchmark.

The Fund underperformed its benchmarks for investment-grade corporate bonds, leveraged loans and emerging-market bonds. Performance in the loan sector lagged due to an overweighted position in poor-performing energy, mining and metals issues. Returns on investment-grade corporate bonds lagged due to being underweighted in the banking industry, which did relatively well, and overweighted in BBB-rated securities, which did not. In emerging markets, the Fund suffered from having little exposure to Ukraine and Russia, both of which performed well after hostilities between those two countries eased.

The equity portion of the Fund was invested in three sectors: international equities, domestic equities and real estate investment trusts (REITs). In all three, the Fund outperformed industry benchmarks. International holdings benefited from a focus on low-volatility stocks issued by companies with consistent earnings, solid free cash flow, and low debt. Domestic stock holdings benefited from strong security selection, with technology and health care stocks posting the largest absolute and relative returns. REITs also benefited from strong security selection, with data centers, multi-family apartments and self-storage REITs among the sector’s best performers.

What is your outlook?

While no single sector of the fixed-income markets stands out as dramatically undervalued, the Fund’s broad diversification provides a range of opportunities to generate profit in some sectors to offset losses in others. For example, floating-rate leveraged loans hold their value better than fixed-rate bonds when interest rates are rising, and returns on securitized assets are driven by different factors than those impacting high-yield bonds. Half the Fund’s fixed-income assets are invested in leveraged bank loans, high-yield bonds and emerging market bonds, all of which will be sensitive to commodities price trends.

Stocks in most developed economies were expensive as 2015 drew to a close. Because corporate profit margins have more room to grow, European shares could outperform U.S. shares in 2016. Stocks in emerging markets are cheaper than developed markets, but still riskier pending improvements in commodities prices. REITs look reasonably attractive, not only because they are generating strong funds from operations but also because they will become their own investment sector in 2016 under the Global Industry Classification Standard, which could broaden their appeal to institutional investors.

Overall, we expect modestly positive returns from financial assets in 2016, with risk greater to the downside than the upside—especially if China’s slowing growth weighs on other economies, or if commodities prices fail to improve.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2015

Class A3	1-Year	5 Years	10 Years
without sales charge	-0.62%	5.70%	5.54%
with sales charge	-5.03%	4.73%	5.06%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	-0.19%	6.03%	5.91%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Fund, as a high yield fund, invested primarily in junk bonds.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
4	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs. Effective February 1, 2016, Institutional Class shares were renamed Class S shares.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective February 28, 2015, the Russell Developed® Index was replaced with the MSCI World Index—USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Fund. Thus the Russell Developed® Index will not be shown in shareholder reports of the Fund for fiscal periods ended December 31, 2016. As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Russell Developed Index, the Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.

**	The Russell Developed® Index measures the performance of the investable securities in the developed countries globally. It is not possible to invest directly in the Index.
***	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. It is not possible to invest directly in the Index.
****	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index.
*****	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index.
******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period 7/1/2015- 12/31/2015*	Annualized Expense Ratio
Thrivent Growth and Income Plus Fund
Actual
Class A	$1,000	$974	$5.72	1.15%
Institutional Class	$1,000	$975	$3.98	0.80%
Hypothetical**
Class A	$1,000	$1,019	$5.85	1.15%
Institutional Class	$1,000	$1,021	$4.08	0.80%
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$977	$4.88	0.98%
Institutional Class	$1,000	$980	$3.46	0.69%
Hypothetical**
Class A	$1,000	$1,020	$4.98	0.98%
Institutional Class	$1,000	$1,022	$3.53	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of lndependent Registered Public Accounting Firm

To the Trustees and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund (constituting part of the Thrivent Mutual Funds) (hereafter referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

February 18, 2016

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.2%)	Value	% of Net Assets
Basic Materials (0.5%)
	Other Securities^	$373,686	0.5%

	Total	373,686

Capital Goods (0.5%)
	Other Securities^	356,625	0.5%

	Total	356,625

Communications Services (3.6%)
	Other Securities^	2,657,579	3.6%

	Total	2,657,579

Consumer Cyclical (1.9%)
	Other Securities^	1,370,394	1.9%

	Total	1,370,394

Consumer Non-Cyclical (1.2%)
	Other Securities^	922,497	1.2%

	Total	922,497

Energy (0.5%)
	Other Securities^	343,532	0.5%

	Total	343,532

Financials (0.7%)
	Other Securities^	524,130	0.7%

	Total	524,130

Technology (0.6%)
	Other Securities^	424,172	0.6%

	Total	424,172

Transportation (0.4%)
	Other Securities^	315,220	0.4%

	Total	315,220

Utilities (0.3%)
	Other Securities^	222,609	0.3%

	Total	222,609

	Total Bank Loans (cost $8,031,853)	7,510,444

Shares	Common Stock (63.3%)
Consumer Discretionary (10.0%)
1,070	Amazon.com, Inc.[a]	723,202	1.0%
820	AutoZone, Inc.[a]	608,366	0.8%
13,288	Comcast Corporation	749,842	1.0%
9,380	NIKE, Inc.	586,250	0.8%
6,734	Starbucks Corporation	404,242	0.6%
	Other Securities^	4,282,063	5.8%

	Total	7,353,965

Consumer Staples (3.7%)
3,508	Anheuser-Busch InBev NV ADR	438,500	0.6%
9,600	Coca-Cola Company	412,416	0.6%
6,900	Imperial Tobacco Group plc	364,444	0.5%
	Other Securities^	1,491,099	2.0%

	Total	2,706,459

Energy (4.0%)
6,000	EOG Resources, Inc.	424,740	0.6%
12,900	Spectra Energy Corporation	308,826	0.4%
7,710	Total SA ADR	346,565	0.5%
57,140	Weatherford International, Ltd.[a]	479,405	0.6%
	Other Securities^	1,418,966	1.9%

	Total	2,978,502

Financials (18.1%)
2,900	Allianz SE	511,209	0.7%
18,430	Charles Schwab Corporation	606,900	0.8%
10,100	Citigroup, Inc.	522,675	0.7%
1,590	Intercontinental Exchange, Inc.	407,453	0.6%
7,602	MetLife, Inc.	366,492	0.5%
1,318	Public Storage, Inc.	326,469	0.5%
2,624	Simon Property Group, Inc.	510,211	0.7%
3,200	Swiss Re AG	312,532	0.4%
13,250	Synchrony Financial[a]	402,933	0.6%
	Other Securities^	9,326,457	12.6%

	Total	13,293,331

Health Care (6.8%)
13,070	Abbott Laboratories	586,974	0.8%
1,670	Allergan plc[a]	521,875	0.7%
2,030	Amgen, Inc.	329,530	0.5%
8,630	Medtronic, Inc.	663,820	0.9%
12,490	Merck & Company, Inc.	659,722	0.9%
	Other Securities^	2,246,849	3.0%

	Total	5,008,770

Industrials (6.8%)
5,690	Boeing Company	822,717	1.1%
8,650	Illinois Tool Works, Inc.	801,682	1.1%
7,550	Ingersoll-Rand plc	417,440	0.6%
4,700	Macquarie Infrastructure Corporation	341,220	0.5%
	Other Securities^	2,601,402	3.5%

	Total	4,984,461

Information Technology (9.1%)
4,720	Alibaba Group Holding, Ltd. ADR[a]	383,594	0.5%
530	Alphabet, Inc., Class Aa	412,345	0.6%
521	Alphabet, Inc., Class Ca	395,377	0.5%
4,780	Apple, Inc.	503,143	0.7%
15,550	Cisco Systems, Inc.	422,260	0.6%
14,488	EMC Corporation	372,052	0.5%
3,190	MasterCard, Inc.	310,578	0.4%
12,950	Microsoft Corporation	718,466	1.0%
8,250	Visa, Inc.	639,788	0.9%
7,550	Xilinx, Inc.	354,624	0.5%
	Other Securities^	2,215,200	2.9%

	Total	6,727,427

Materials (1.8%)
	Other Securities^	1,354,470	1.8%

	Total	1,354,470

Telecommunications Services (1.4%)
	Other Securities^	1,052,420	1.4%

	Total	1,052,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Shares	Common Stock (63.3%)	Value	% of Net Assets
Utilities (1.6%)
14,400	Brookfield Infrastructure Partners, LP	$545,904	0.8%
	Other Securities^	611,732	0.8%

	Total	1,157,636

	Total Common Stock (cost $47,537,403)	46,617,441

Principal Amount	Long-Term Fixed Income (16.7%)
Asset-Backed Securities (0.1%)
	Other Securities^	78,456	0.1%

	Total	78,456

Basic Materials (0.2%)
	Other Securities^	169,839	0.2%

	Total	169,839

Capital Goods (0.6%)
	Other Securities^	479,036	0.6%

	Total	479,036

Collateralized Mortgage Obligations (2.7%)
	Other Securities^	1,928,787	2.7%

	Total	1,928,787

Communications Services (1.0%)
	Other Securities^	746,968	1.0%

	Total	746,968

Consumer Cyclical (1.1%)
	Other Securities^	794,530	1.1%

	Total	794,530

Consumer Non-Cyclical (0.9%)
	Other Securities^	662,353	0.9%

	Total	662,353

Energy (0.7%)
	Other Securities^	486,027	0.7%

	Total	486,027

Financials (1.8%)
	Goldman Sachs Group, Inc. Convertible
$375,000	0.500%, 9/24/2022	387,911	0.6%
	Other Securities^	917,344	1.2%

	Total	1,305,255

Foreign Government (3.6%)
	Other Securities^	2,625,149	3.6%

	Total	2,625,149

Mortgage-Backed Securities (2.6%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
705,000	3.500%, 1/1/2046[b]	727,365	1.0%
475,000	4.000%, 1/1/2046[b]	502,632	0.7%
250,000	4.500%, 1/1/2046[b]	269,969	0.4%
	Other Securities^	416,076	0.5%

	Total	1,916,042

Technology (0.5%)
	Other Securities^	395,877	0.5%

	Total	395,877

Transportation (0.2%)
	Other Securities^	122,063	0.2%

	Total	322,063

U.S. Government and Agencies (0.2%)
	Other Securities^	150,939	0.2%

	Total	350,939

Utilities (0.5%)
	Other Securities^	404,535	0.5%

	Total	304,535

	Total Long-Term Fixed Income (cost $12,568,855)	12,265,856

Shares	Registered Investment Companies (6.2%)
Equity Funds/ETFs (3.9%)
11,514	iShares S&P U.S. Preferred Stock Index Fund	447,319	0.6%
14,890	Materials Select Sector SPDR Fund	646,524	0.9%
34,200	SPDR S&P Oil & Gas Exploration & Production ETF	1,033,524	1.4%
13,410	Utilities Select Sector SPDR Fund	580,385	0.8%
	Other Securities^	161,438	0.2%

	Total	2,869,190

Fixed Income Funds/ETFs (2.3%)
11,300	SPDR Barclays High Yield Bond ETF	383,183	0.5%
7,145	Vanguard Short-Term Corporate Bond ETF	564,384	0.8%
	Other Securities^	722,803	1.0%

	Total	3,670,370

	Total Registered Investment Companies (cost $5,014,192)	4,539,560

Shares or Principal Amount	Short-Term Investments (6.1%)[c]
	Federal National Mortgage Association Discount Notes
100,000	0.100%, 1/4/2016[d]	99,999	0.2%
	Thrivent Cash Management Trust
4,226,851	0.220%	4,226,851	5.7%
	Other Securities^	199,958	0.2%

	Total Short-Term Investments (at amortized cost)	4,526,808

	Total Investments (cost $77,679,111) 102.5%	$75,460,109

	Other Assets and Liabilities, Net (2.5%)	(1,835,283)

	Total Net Assets 100.0%	$73,624,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,419,479
Gross unrealized depreciation	(4,913,446)

Net unrealized appreciation (depreciation)	($2,493,967)
Cost for federal income tax purposes	$77,954,076

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Growth and Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	373,686	—	300,541	73,145
Capital Goods	356,625	—	356,625	—
Communications Services	2,657,579	—	2,485,529	172,050
Consumer Cyclical	1,370,394	—	1,370,394	—
Consumer Non-Cyclical	922,497	—	883,889	38,608
Energy	343,532	—	153,141	190,391
Financials	524,130	—	524,130	—
Technology	424,172	—	423,913	259
Transportation	315,220	—	315,220	—
Utilities	222,609	—	222,609	—
Common Stock
Consumer Discretionary	7,353,965	5,442,742	1,911,223	—
Consumer Staples	2,706,459	1,043,439	1,663,020	—
Energy	2,978,502	2,634,757	343,745	—
Financials	13,293,331	9,535,690	3,757,641	—
Health Care	5,008,770	3,917,586	1,091,184	—
Industrials	4,984,461	3,094,314	1,890,147	—
Information Technology	6,727,427	5,910,561	816,866	—
Materials	1,354,470	433,742	920,728	—
Telecommunications Services	1,052,420	161,135	891,285	—
Utilities	1,157,636	850,238	307,398	—
Long-Term Fixed Income
Asset-Backed Securities	78,456	—	78,456	—
Basic Materials	169,839	—	169,839	—
Capital Goods	479,036	—	479,036	—
Collateralized Mortgage Obligations	1,928,787	—	1,928,787	—
Communications Services	746,968	—	746,968	—
Consumer Cyclical	794,530	—	794,530	—
Consumer Non-Cyclical	662,353	—	662,353	—
Energy	486,027	—	486,027	—
Financials	1,305,255	—	917,344	387,911
Foreign Government	2,625,149	—	2,625,149	—
Mortgage-Backed Securities	1,916,042	—	1,916,042	—
Technology	395,877	—	395,877	—
Transportation	122,063	—	122,063	—
U.S. Government and Agencies	150,939	—	150,939	—
Utilities	404,535	—	404,535	—
Registered Investment Companies
Equity Funds/ETFs	2,869,190	2,869,190	—	—
Fixed Income Funds/ETFs	1,670,370	1,670,370	—	—
Short-Term Investments	4,526,808	4,226,851	299,957	—

Total	$75,460,109	$41,790,615	$32,807,130	$862,364

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	10,629	10,629	—	—
Credit Default Swaps	5,862	—	5,862	—

Total Asset Derivatives	$16,491	$10,629	$5,862	$—

Liability Derivatives
Futures Contracts	5,343	5,343	—	—

Total Liability Derivatives	$5,343	$5,343	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

The following table presents Growth and Income Plus Fund’s futures contracts held as of December 31, 2015. Investments totaling $199,973 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(19)	March 2016	($4,133,035)	($4,127,453)	$5,582
5-Yr. U.S. Treasury Bond Futures	13	March 2016	1,540,642	1,538,164	(2,478)
10-Yr. U.S. Treasury Bond Futures	(6)	March 2016	(756,685)	(755,438)	1,247
30-Yr. U.S. Treasury Bond Futures	2	March 2016	306,178	307,500	1,322
S&P 500 Mini-Futures	3	March 2016	308,175	305,310	(2,865)
Ultra Long Term U.S. Treasury Bond Futures	2	March 2016	314,897	317,375	2,478
Total Futures Contracts					$5,286

The following table presents Growth and Income Plus Fund’s swaps contracts held as of December 31, 2015. Investments totaling $99,983 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 24, 5 Year, at 5.00%; CS First Boston Corporation	Buy	6/20/2020	$247,500	$5,862	$5,862
Total Credit Default Swaps				$5,862	$5,862

1	As the buyer of protection, Growth and Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Growth and Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Growth and Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$10,629
Total Interest Rate Contracts		10,629
Credit Contracts
Credit Default Swaps	Net Assets -Net unrealized appreciation/(depreciation) on Swap agreements	5,862
Total Credit Contracts		5,862

Total Asset Derivatives		$16,491

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,478
Total Interest Rate Contracts		2,478
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,865
Total Equity Contracts		2,865

Total Liability Derivatives		$5,343

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	19,141
Total Interest Rate Contracts		19,141
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	139,636
Total Equity Contracts		139,636
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,875)
Total Credit Contracts		(2,875)

Total		$155,902

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(26,656)
Total Interest Rate Contracts		(26,656)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(61,470)
Total Equity Contracts		(61,470)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	5,862
Total Credit Contracts		5,862

Total		($82,264)

The following table presents Growth and Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$823,190	1.1%	N/A	N/A
Interest Rate
Contracts	7,617,758	9.9	N/A	N/A
Credit Contracts	N/A	N/A	$6,776	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Fund, is as follows:

Fund	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust- Short Term Investment	$6,347,729	$59,422,951	$61,543,829	4,226,851	$4,226,851	$3,381
Total Value and Income Earned	$6,347,729				$4,226,851	$3,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.1%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$5,072,793	0.7%

	Total	5,072,793

Capital Goods (0.5%)
	Other Securities^	3,204,525	0.5%

	Total	3,204,525

Communications Services (4.1%)
	Other Securities^	28,305,463	4.1%

	Total	28,305,463

Consumer Cyclical (2.4%)
	Other Securities^	16,696,225	2.4%

	Total	16,696,225

Consumer Non-Cyclical (1.8%)
	Other Securities^	12,495,931	1.8%

	Total	12,495,931

Energy (0.7%)
	Other Securities^	5,151,123	0.7%

	Total	5,151,123

Financials (0.9%)
	Other Securities^	6,464,805	0.9%

	Total	6,464,805

Technology (1.0%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
$2,250,000	0.000%, 11/13/2022[a,b,c]	2,223,292	0.3%
	Other Securities^	4,871,886	0.7%

	Total	7,095,178

Transportation (0.6%)
	Other Securities^	4,125,090	0.6%

	Total	4,125,090

Utilities (0.4%)
	Other Securities^	2,418,309	0.4%

	Total	2,418,309

	Total Bank Loans (cost $98,368,414)	91,029,442

Principal Amount	Long-Term Fixed Income (45.0%)
Asset-Backed Securities (3.9%)
	Other Securities^	26,890,128	3.9%

	Total	26,890,128

Basic Materials (0.6%)
	Other Securities^	4,155,884	0.6%

	Total	4,155,884

Capital Goods (1.4%)
	Other Securities^	9,590,065	1.4%

	Total	9,590,065

Collateralized Mortgage Obligations (14.5%)
	Alternative Loan Trust
1,719,387	5.500%, 5/25/2035	1,725,047	0.2%
	Countrywide Alternative Loan Trust
$2,065,647	0.822% - 6.000%, 2/25/2035 - 4/25/2036[d]	1,870,758	0.3%
	Countrywide Home Loan Mortgage Pass Through Trust
2,868,126	2.706% - 2.725%, 11/25/2035 - 2/20/2036	2,459,298	0.4%
	Federal National Mortgage Association
12,266,756	2.500% - 3.500%, 2/25/2028 - 1/25/2033[e]	1,348,524	0.2%
	J.P. Morgan Alternative Loan Trust
2,152,086	6.500%, 3/25/2036	1,861,793	0.3%
	RALI Trust
2,590,023	0.602%, 11/25/2036[d]	1,881,405	0.3%
	Washington Mutual Mortgage Pass Through Certificates
2,751,932	1.007%, 2/25/2047[d]	1,972,577	0.3%
	Wells Fargo Mortgage Backed Securities Trust
2,130,204	2.731%, 7/25/2036	2,087,257	0.3%
	Other Securities^	85,792,928	12.2%

	Total	100,999,587

Commercial Mortgage-Backed Securities (0.4%)
	Other Securities^	2,788,122	0.4%

	Total	2,788,122

Communications Services (2.2%)
	Other Securities^	15,263,966	2.2%

	Total	15,263,966

Consumer Cyclical (2.1%)
	Other Securities^	14,660,081	2.1%

	Total	14,660,081

Consumer Non-Cyclical (2.1%)
	Other Securities^	14,534,830	2.1%

	Total	14,534,830

Energy (1.4%)
	Other Securities^	9,834,467	1.4%

	Total	9,834,467

Financials (8.4%)
	Bank of America Corporation
539,000	5.650% - 8.000%, 5/2/2017 - 12/29/2049[f]	561,520	0.1%
	Goldman Sachs Group, Inc.
494,000	1.476% - 7.500%, 1/31/2019 - 11/29/2023[d]	525,521	0.1%
	Goldman Sachs Group, Inc. Convertible
3,800,000	0.500%, 9/24/2022	3,930,834	0.6%
	ILFC E-Capital Trust II
2,550,000	4.740%, 12/21/2065[d,g]	2,346,000	0.4%
	Other Securities^	50,925,444	7.2%

	Total	58,289,319

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value	% of Net Assets
Foreign Government (3.1%)
	Other Securities^	$21,430,419	3.1%

	Total	21,430,419

Mortgage-Backed Securities (1.2%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,000,000	3.500%, 1/1/2046[c]	6,190,339	0.9%
1,850,000	4.000%, 1/1/2046[c]	1,957,618	0.3%

	Total	8,147,957

Technology (1.3%)
	Other Securities^	8,782,431	1.3%

	Total	8,782,431

Transportation (0.4%)
	Other Securities^	2,872,455	0.4%

	Total	2,872,455

U.S. Government and Agencies (0.2%)
	Other Securities^	1,595,486	0.2%

	Total	1,595,486

Utilities (1.8%)
	Southern California Edison Company
2,800,000	6.250%, 8/1/2049[f]	3,084,900	0.4%
	Other Securities^	9,537,828	1.4%

	Total	12,622,728

	Total Long-Term Fixed Income (cost $314,302,944)	312,457,925

Shares	Common Stock (30.3%)
Consumer Discretionary (4.3%)
4,520	Amazon.com, Inc.[h]	3,055,023	0.4%
3,470	AutoZone, Inc.[h]	2,574,428	0.4%
55,902	Comcast Corporation	3,154,550	0.5%
39,700	NIKE, Inc.	2,481,250	0.4%
	Other Securities^	18,746,86 7	2.6%

	Total	30,012,118

Consumer Staples (1.6%)
14,832	Anheuser-Busch InBev NV ADR	1,854,000	0.3%
	Other Securities^	9,114,427	1.3%

	Total	10,968,427

Energy (2.1%)
44,200	Royal Dutch Shell plc ADR	2,023,918	0.3%
84,000	Spectra Energy Corporation	2,010,960	0.3%
51,031	Total SA ADR	2,293,843	0.3%
241,670	Weatherford International, Ltd.[h]	2,027,611	0.3%
	Other Securities^	6,272,630	0.9%

	Total	14,628,962

Financials (10.1%)
11,400	Allianz SE	2,009,580	0.3%
204,000	Annaly Capital Management, Inc.	1,913,520	0.3%
183,600	Ares Capital Corporation	2,616,300	0.4%
78,420	Charles Schwab Corporation	2,582,371	0.4%
42,700	Citigroup, Inc.	2,209,725	0.3%
180,000	Golub Capital BDC, Inc.	2,993,400	0.4%
10,526	Simon Property Group, Inc.	2,046,675	0.3%
140,000	Solar Capital, Ltd.	2,300,200	0.3%
359,100	Two Harbors Investment Corporation	2,908,710	0.4%
	Other Securities^	48,522,754	7.0%

	Total	70,103,235

Health Care (3.0%)
55,740	Abbott Laboratories	2,503,284	0.4%
6,590	Allergan plc[h]	2,059,375	0.3%
36,620	Medtronic, Inc.	2,816,810	0.4%
53,330	Merck & Company, Inc.	2,816,891	0.4%
	Other Securities^	10,320,836	1.5%

	Total	20,517,196

Industrials (3.1%)
24,430	Boeing Company	3,532,334	0.5%
37,130	Illinois Tool Works, Inc.	3,441,208	0.5%
31,000	Macquarie Infrastructure Corporation	2,250,600	0.3%
	Other Securities^	12,285,525	1.8%

	Total	21,509,667

Information Technology (4.0%)
20,180	Apple, Inc.	2,124,147	0.3%
55,660	Microsoft Corporation	3,088,017	0.5%
34,730	Visa, Inc.	2,693,311	0.4%
	Other Securities^	19,982,426	2.8%

	Total	27,887,901

Materials (0.8%)
	Other Securities^	5,690,756	0.8%

	Total	5,690,756

Telecommunications Services (0.6%)
	Other Securities^	3,993,442	0.6%

	Total	3,993,442

Utilities (0.7%)
59,000	Brookfield Infrastructure Partners, LP	2,236,690	0.3%
	Other Securities^	2,404,549	0.4%

	Total	4,641,239

	Total Common Stock (cost $216,739,368)	209,952,943

Shares	Preferred Stock (4.2%)
Financials (3.9%)
1,200	Bank of America Corporation, Convertible, 7.250%[f]	1,311,924	0.2%
20,070	Cobank ACB, 6.250%[f,g]	2,060,312	0.3%
24,000	Countrywide Capital V, 7.000%	615,120	0.1%
86,800	GMAC Capital Trust I, 8.125%	2,201,248	0.3%
78,200	Goldman Sachs Group, Inc., 5.500%[f]	2,024,598	0.3%
72,000	HSBC USA, Inc., 6.500%[f]	1,874,160	0.3%
93,000	RBS Capital Funding Trust V, 5.900%[f]	2,282,220	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Shares	Preferred Stock (4.2%)	Value	% of Net Assets
Financials (3.9%) – continued
1,695	Wells Fargo & Company, Convertible, 7.500%[f]	$1,967,895	0.3%
	Other Securities^	12,728,296	1.8%

	Total	27,065,773

Materials (0.3%)
	Other Securities^	2,161,886	0.3%

	Total	2,161,886

	Total Preferred Stock (cost $28,810,087)	29,227,659

Shares	Registered Investment Companies (3.3%)
Equity Funds/ETFs (2.6%)
418,500	Alerian MLP ETF	5,042,925	0.7%
63,010	Materials Select Sector SPDR Fund	2,735,894	0.4%
153,400	SPDR S&P Oil & Gas Exploration & Production ETF	4,635,748	0.7%
56,370	Utilities Select Sector SPDR Fund	2,439,694	0.4%
	Other Securities^	2,774,054	0.4%

	Total	17,628,315

Fixed Income Funds/ETFs (0.7%)
37,700	Vanguard Short-Term Corporate Bond ETF	2,977,923	0.4%
	Other Securities^	1,726,123	0.3%

	Total	4,704,046

	Total Registered Investment Companies (cost $26,373,380)	22,332,361

Shares	Collateral Held for Securities Loaned (0.1%)
714,690	Thrivent Cash Management Trust	714,690	0.1%

	Total Collateral Held for Securities Loaned (cost $714,690)	714,690

Shares or Principal Amount	Short-Term Investments (5.3%)[i]
	Federal National Mortgage Association Discount Notes
1,200,000	0.090% - 0.180%, 1/20/2016 – 2/8/2016[j]	1,199,929	0.1%
	Thrivent Cash Management Trust
33,870,084	0.220%	33,870,084	4.9%
	Other Securities^	1,899,951	0.3%

	Total Short-Term Investments (at amortized cost)	36,969,964

	Total Investments (cost $722,278,847) 101.3%	$702,684,984

	Other Assets and Liabilities, Net (1.3%)	(8,869,457)

	Total Net Assets 100.0%	$693,815,527

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
e	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $72,628,921 or 10.5% of total net assets.
h	Non-income producing security.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Diversified Income Plus Fund held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $16,418,737 or 2.4% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2015:

Securities Lending Transactions

Common Stock	$675,022

Total lending	$675,022
Gross amount payable upon return of collateral for securities loaned	$714,690

Net amounts due to counterparty	$39,668

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,871,984
Gross unrealized depreciation	(40,517,122)

Net unrealized appreciation (depreciation)	($20,645,138)

Cost for federal income tax purposes	$723,330,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	5,072,793	—	4,438,869	633,924
Capital Goods	3,204,525	—	3,204,525	—
Communications Services	28,305,463	—	26,195,901	2,109,562
Consumer Cyclical	16,696,225	—	16,696,225	—
Consumer Non-Cyclical	12,495,931	—	10,671,976	1,823,955
Energy	5,151,123	—	2,148,432	3,002,691
Financials	6,464,805	—	6,464,805	—
Technology	7,095,178	—	7,092,776	2,402
Transportation	4,125,090	—	4,125,090	—
Utilities	2,418,309	—	2,418,309	—
Long-Term Fixed Income
Asset-Backed Securities	26,890,128	—	26,890,128	—
Basic Materials	4,155,884	—	4,155,884	—
Capital Goods	9,590,065	—	9,590,065	—
Collateralized Mortgage Obligations	100,999,587	—	100,999,587	—
Commercial Mortgage-Backed Securities	2,788,122	—	2,788,122	—
Communications Services	15,263,966	—	15,263,966	—
Consumer Cyclical	14,660,081	—	14,660,081	—
Consumer Non-Cyclical	14,534,830	—	14,534,830	—
Energy	9,834,467	—	9,834,467	—
Financials	58,289,319	—	54,358,485	3,930,834
Foreign Government	21,430,419	—	21,430,419	—
Mortgage-Backed Securities	8,147,957	—	8,147,957	—
Technology	8,782,431	—	8,782,431	—
Transportation	2,872,455	—	2,872,455	—
U.S. Government and Agencies	1,595,486	—	1,595,486	—
Utilities	12,622,728	—	12,622,728	—
Common Stock
Consumer Discretionary	30,012,118	22,663,297	7,348,821	—
Consumer Staples	10,968,427	4,414,391	6,554,036	—
Energy	14,628,962	13,308,243	1,320,719	—
Financials	70,103,235	55,670,366	14,432,869	—
Health Care	20,517,196	16,294,143	4,223,053	—
Industrials	21,509,667	13,791,164	7,718,503	—
Information Technology	27,887,901	24,694,997	3,192,904	—
Materials	5,690,756	1,706,556	3,984,200	—
Telecommunications Services	3,993,442	635,767	3,357,675	—
Utilities	4,641,239	3,460,090	1,181,149	—
Preferred Stock
Financials	27,065,773	23,389,597	3,676,176	—
Materials	2,161,886	2,161,886	—	—
Registered Investment Companies
Equity Funds/ETFs	17,628,315	17,628,315	—	—
Fixed Income Funds/ETF’s	4,704,046	4,704,046	—	—
Collateral Held for Securities Loaned	714,690	714,690	—	—
Short-Term Investments	36,969,964	33,870,084	3,099,880	—

Total	$702,684,984	$239,107,632	$452,073,984	$11,503,368

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	101,197	101,197	—	—

Total Asset Derivatives	$101,197	$101,197	$—	$—

Liability Derivatives
Futures Contracts	652,429	652,429	—	—

Total Liability Derivatives	$652,429	$652,429	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

The following table presents Diversified Income Plus Fund’s futures contracts held as of December 31, 2015. Investments totaling $2,799,903 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(278)	March 2016	($60,472,826)	($60,391,158)	$81,668
5-Yr. U.S. Treasury Bond Futures	466	March 2016	55,226,084	55,137,264	(88,820)
10-Yr. U.S. Treasury Bond Futures	(88)	March 2016	(11,098,040)	(11,079,750)	18,290
30-Yr. U.S. Treasury Bond Futures	(19)	March 2016	(2,917,926)	(2,921,250)	(3,324)
S&P 500 Futures	(65)	March 2016	(32,515,168)	(33,075,250)	(560,082)
S&P 500 Mini-Futures	7	March 2016	712,593	712,390	(203)
Ultra Long Term U.S. Treasury Bond Futures	1	March 2016	157,448	158,687	1,239
Total Futures Contracts					($551,232)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$101,197
Total Interest Rate Contracts		101,197

Total Asset Derivatives		$101,197

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	92,144
Total Interest Rate Contracts		92,144
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	560,285
Total Equity Contracts		560,285

Total Liability Derivatives		$652,429

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,043,359
Total Interest Rate Contracts		1,043,359
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	488
Total Equity Contracts		488

Total		$1,043,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Diversified income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(496,943)
Total Interest Rate Contracts		(496,943)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(614,109)
Total Equity Contracts		(614,109)

Total		($1,111,052)

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$35,987,703	5.1%
Interest Rate
Contracts	160,311,101	22.5

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust- Collateral Investment	$3,898,339	$35,143,713	$38,327,362	714,690	$714,690	$56,405
Cash Management Trust- Short Term Investment	65,277,133	347,030,623	378,437,672	33,870,084	33,870,084	33,059
Total Value and Income Earned	$69,175,472				$34,584,774	$89,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

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THRIVENT MUTUAL FUNDS

Statement of Assets and Liabilities

As of December 31, 2015	Growth and Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$77,679,111	$722,278,847
Investments in securities at value	71,233,258	668,100,210
Investments in affiliates at value	4,226,851	34,584,774
Investments at Value	75,460,109	702,684,984
Cash	16,054 (a)	112,255 (b)
Dividends and interest receivable	249,505	3,981,385
Prepaid expenses	27,378	39,115
Receivable for investments sold	65,715	842,462
Receivable for fund shares sold	4,236	250,661
Receivable for expense reimbursements	29,267	—
Receivable for variation margin	5,018	378,529
Total Assets	75,857,282	708,289,391
Liabilities
Accrued expenses	36,588	98,129
Payable for investments purchased	2,091,927	12,648,876
Payable upon return of collateral for securities loaned	—	714,690
Payable for fund shares redeemed	10,525	372,639
Payable for variation margin	5,552	56,117
Payable for investment advisory fees	40,790	325,256
Payable for administrative fees	6,963	16,478
Payable for distribution fees	15,365	124,602
Payable for transfer agent fees	6,784	38,338
Payable for trustee fees	204	755
Payable for trustee deferred compensation	16,508	71,986
Mortgage dollar roll deferred revenue	1,250	5,998
Total Liabilities	2,232,456	14,473,864
Net Assets
Capital stock (beneficial interest)	76,149,306	713,436,628
Accumulated undistributed net investment income/(loss)	(22,292)	1,603,766
Accumulated undistributed net realized gain/(loss)	(292,699)	(1,074,966)
Net unrealized appreciation/(depreciation) on:
Investments	(2,219,002)	(19,593,863)
Futures contracts	5,286	(551,232)
Foreign currency transactions	(1,635)	(4,806)
Swap agreements	5,862	—
Total Net Assets	$73,624,826	$693,815,527
Class A Share Capital	$72,119,678	$585,500,135
Shares of beneficial interest outstanding (Class A)	7,555,338	86,172,999
Net asset value per share	$9.55	$6.79
Maximum public offering price	$10.11	$7.11
Institutional Class Share Capital	$1,505,148	$108,315,392
Shares of beneficial interest outstanding (Institutional Class)	157,490	16,077,691
Net asset value per share	$9.56	$6.74

(a)	Includes foreign currency holdings of $15,545 (cost $15,758).
(b)	Includes foreign currency holdings of $59,450 (cost $60,122).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

Statement of Operations

For the year ended December 31, 2015	Growth and Income Plus Fund	Diversified Income Plus Fund
Investment Income
Dividends	$1,552,026	$9,299,714
Taxable interest	835,437	20,797,172
Income from mortgage dollar rolls	41,657	368,271
Income from securities loaned	—	56,405
Income from affiliated investments	3,381	33,059
Foreign tax withholding	(60,351)	(233,072)
Total Investment Income	2,372,150	30,321,549
Expenses
Adviser fees	501,921	3,915,689
Administrative service fees	83,899	198,150
Audit and legal fees	37,982	43,794
Custody fees	93,180	130,024
Distribution expenses Class A	188,510	1,492,582
Insurance expenses	4,712	7,614
Printing and postage expenses Class A	27,807	166,595
Printing and postage expenses Institutional Class	433	16,426
SEC and state registration expenses	33,664	82,815
Transfer agent fees Class A	81,096	450,601
Transfer agent fees Institutional Class	1,078	57,833
Trustees’ fees	6,653	26,664
Other expenses	45,466	55,361
Total Expenses Before Reimbursement	1,106,401	6,644,148
Less:
Reimbursement from adviser	(224,739)	—
Total Net Expenses	881,662	6,644,148
Net Investment Income/(Loss)	1,490,488	23,677,401
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,095,823	3,226,519
Distributions of realized capital gains from affiliated investments	2	13
Futures contracts	158,777	1,043,847
Foreign currency and forward contract transactions	(4,796)	(19,933)
Swap agreements	(2,875)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,469,727)	(30,630,743)
Futures contracts	(88,126)	(1,111,052)
Foreign currency transactions	(865)	(2,117)
Swap agreements	5,862	—
Net Realized and Unrealized Gains/(Losses)	(2,305,925)	(27,493,466)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(815,437)	$(3,816,065)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

Statement of Changes in Net Assets

	Growth and Income Plus Fund		Diversified Income Plus Fund
For the periods ended	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations
Net investment income/(loss)	$1,490,488	$1,260,491	$23,677,401	$21,600,846
Net realized gains/(losses)	1,246,931	2,483,764	4,250,446	16,071,596
Change in net unrealized appreciation/(depreciation)	(3,552,856)	(2,717,308)	(31,743,912)	(16,079,293)
Net Change in Net Assets Resulting From Operations	(815,437)	1,026,947	(3,816,065)	21,593,149
Distributions to Shareholders
From net investment income Class A	(1,445,573)	(1,239,236)	(20,122,834)	(16,473,470)
From net investment income Institutional Class	(41,967)	(45,097)	(4,220,503)	(4,015,094)

Total From Net Investment Income	(1,487,540)	(1,284,333)	(24,343,337)	(20,488,564)

From net realized gains Class A	(1,330,640)	(2,558,410)	(2,769,924)	(14,073,235)
From net realized gains Institutional Class	(27,864)	(59,140)	(517,423)	(2,849,616)

Total From Net Realized Gains	(1,358,504)	(2,617,550)	(3,287,347)	(16,922,851)

From return of capital Class A	(41,792)	—	—	—
From return of capital Institutional Class	(954)	—	—	—

Total From Return of Capital	(42,746)	—	—	—

Total Distributions to Shareholders	(2,888,790)	(3,901,883)	(27,630,684)	(37,411,415)
Capital Stock Transactions Class A
Sold	11,176,229	36,115,273	98,370,305	174,763,842
Distributions reinvested	2,701,932	3,645,176	20,547,070	27,843,997
Redeemed	(14,592,625)	(10,313,535)	(88,661,786)	(66,659,322)

Total Class A Capital Stock Transactions	(714,464)	29,446,914	30,255,589	135,948,517

Institutional Class
Sold	843,740	733,901	36,529,007	48,466,474
Distributions reinvested	60,437	98,237	4,680,060	6,789,078
Redeemed	(1,085,378)	(1,310,493)	(44,105,282)	(44,040,301)

Total Institutional Class Capital Stock Transactions	(181,201)	(478,355)	(2,896,215)	11,215,251

Capital Stock Transactions	(895,665)	28,968,559	27,359,374	147,163,768
Net Increase/(Decrease) in Net Assets	(4,599,892)	26,093,623	(4,087,375)	131,345,502
Net Assets, Beginning of Period	78,224,718	52,131,095	697,902,902	566,557,400
Net Assets, End of Period	$73,624,826	$78,224,718	$693,815,527	$697,902,902
Accumulated Undistributed Net Investment Income/(Loss)	$(22,292)	$(14,049)	$1,603,766	$1,430,593
Capital Stock Share Transactions
Class A shares
Sold	1,106,202	3,457,687	13,863,237	23,828,980
Distributions reinvested	277,376	360,497	2,924,247	3,864,523
Redeemed	(1,448,321)	(997,017)	(12,546,117)	(9,116,870)

Total Class A shares	(64,743)	2,821,167	4,241,367	18,576,633

Institutional Class shares
Sold	84,324	70,275	5,202,465	6,683,564
Distributions reinvested	6,149	9,661	671,011	948,339
Redeemed	(108,898)	(125,980)	(6,290,858)	(6,083,130)

Total Institutional Class shares	(18,425)	(46,044)	(417,382)	1,548,773

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-one separate series each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, seven equity funds, five fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund (each, a “Fund” and, collectively, the “Funds”), two of the Trust’s twenty-one Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946—Financial Services—Investment Companies.

(A) Share Classes – As of December 31, 2015, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a lower or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 21 Funds of the Trust offer Class A and Institutional Class shares. Effective February 1, 2016, Institutional Class shares were renamed Class S shares. Effective February 29, 2016, Class A Shares are closed to new shareholders and are open to current Class A shareholders and others who reside at the same mailing address (“household”). Effective February 29, 2016, the maximum front-end sales charge imposed on Class A Shares of equity funds has been changed from 5.50% to 4.50%. Please refer to the Supplement to Class A Shares Prospectus dated February 12, 2016 for additional information.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2015, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended December 31, 2012 through 2015. Additionally, as of December 31, 2015, the tax year ended December 31, 2011 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2015, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. However, in certain foreign market where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Growth and Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(G) Derivative Financial Instruments – Each of the Funds may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – Each of the Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – Each of the Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Swap Agreements – Each of the Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Growth and Income Plus
Futures Contracts	4,828	—	4,828	4,828	—	—	—
Swap Credit Contracts	190	—	190	—	—	—	190	(*)
Diversified income Pius
Futures Contracts	378,529	—	378,529	56,117	—	—	322,412	(†)

(*)	Net swap credit contracts amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Growth and Income Plus
Futures Contracts	5,552	—	5,552	4,828	—	724	—
Diversified income Pius
Futures Contracts	56,117	—	56,117	56,117	—	—	—
Securities Lending	714,690	—	714,690	675,022	—	—	39,668	∧

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
∧	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian—depending on market movements—on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Portfolio has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of December 31, 2015, the value of securities on loan is as follows:

Fund	Securities on Loan
Diversified Income Plus	$675,022

(J) When-Issued and Delayed Delivery Transactions —Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2015, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended, December 31, 2015, none of the Funds engaged in these types of transactions.

(N) Stripped Securities — Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(O) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments — Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Recent Accounting Pronouncements —

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(S) Litigation — Awards from class action litigation are recorded as realized gains on the payment date.

(T) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

(B) Expense Reimbursements — For the period ended December 31, 2015, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Growth and Income Plus*	1.15%	0.80%	2/28/2017
Diversified Income Plus	1.00%	N/A	2/1/2016

*	The Adviser has contractually agreed to limit expenses in Growth and

Income Plus Class A to 1.10% effective 2/1/2016.

(C) Distribution Plan — Through December 31, 2015, Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) was the Trust’s distributor. Effective January 1, 2016, Thrivent Distributors, LLC became the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(D) Sales Charges and Other Fees — For the year ended December 31, 2015, Thrivent Investment Mgt. received $1,354,757 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended December 31, 2015, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $337,315 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide transfer agency and dividend payment services necessary to the Funds on a per-account basis. For the year ended December 31, 2015, Thrivent Investor Services received $606,306 for transfer agent services from the Funds covered in this shareholder report.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $18,036 in fees from the Funds covered in this shareholder report for the year ended December 31, 2015. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses — Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Growth and Income Plus	($11,191)	($23,091)	$34,282
Diversified Income Plus	839,109	(839,109)	—

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long-Term Capital Gain
Diversified Income Plus	$1,503,291	$—

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Ordinary Income [a]		Long-Term Capital Gain		Return of Capital
Fund	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Growth and Income Plus	$1,487,540	$2,237,837	$1,358,504	$1,664,046	$42,746	$—
Diversified Income Plus	24,343,337	26,345,647	3,287,347	11,065,768	—	—

[a]	Ordinary income includes income derived from Short-Term Capital Gains.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$112,476	$112,625
Diversified Income Plus	579,272	529,643

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$22,249	$22,489
Diversified Income Plus	189,420	207,662

(B) Investments in High-Yielding Securities — The Funds may invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(C) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds or affiliated Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund or Portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. During the year ended December 31, 2015, Growth and Income Plus Fund and Diversified Income Plus Fund engaged in purchase transactions that complied with Rule 17a-7 of the 1940 Act in the amounts of $7,677,104 and $30,708,389, respectively.

(7) SHAREHOLDER CONCENTRATION

As of December 31, 2015, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through February 18, 2016, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

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THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
GROWTH AND INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2015	$10.03	$0.19	$(0.29)	$(0.10)	$(0.19)	$(0.18)
Year Ended 12/31/2014	10.38	0.19	0.01	0.20	(0.20)	(0.35)
Year Ended 12/31/2013	9.59	0.18	1.83	2.01	(0.19)	(1.03)
Year Ended 12/31/2012	8.70	0.20	0.89	1.09	(0.20)	—
Year Ended 12/31/2011	9.08	0.13	(0.38)	(0.25)	(0.13)	—
Institutional Class Shares
Year Ended 12/31/2015	10.05	0.26	(0.33)	(0.07)	(0.23)	(0.18)
Year Ended 12/31/2014	10.39	0.29	(0.05)	0.24	(0.23)	(0.35)
Year Ended 12/31/2013	9.60	0.44	1.61	2.05	(0.23)	(1.03)
Year Ended 12/31/2012	8.71	0.24	0.88	1.12	(0.23)	—
Year Ended 12/31/2011	9.08	0.16	(0.37)	(0.21)	(0.16)	—

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2015	7.10	0.23	(0.27)	(0.04)	(0.24)	(0.03)
Year Ended 12/31/2014	7.25	0.24	0.02	0.26	(0.23)	(0.18)
Year Ended 12/31/2013	6.82	0.23	0.47	0.70	(0.23)	(0.04)
Year Ended 12/31/2012	6.22	0.27	0.59	0.86	(0.26)	—
Year Ended 12/31/2011	6.39	0.27	(0.15)	0.12	(0.29)	—
Institutional Class Shares
Year Ended 12/31/2015	7.04	0.25	(0.26)	(0.01)	(0.26)	(0.03)
Year Ended 12/31/2014	7.19	0.26	0.02	0.28	(0.25)	(0.18)
Year Ended 12/31/2013	6.77	0.26	0.46	0.72	(0.26)	(0.04)
Year Ended 12/31/2012	6.19	0.30	0.57	0.87	(0.29)	—
Year Ended 12/31/2011	6.36	0.29	(0.15)	0.14	(0.31)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	RATIOS/SUPPLEMENTAL DATA
					Ratio to Average Net Assets		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly
Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.01)	$(0.38)	$9.55	(1.03)%	$72.1	1.15%	1.92%	1.44%	1.63%	181%
—	(0.55)	10.03	1.89%	76.5	1.15%	1.93%	1.42%	1.66%	167%
—	(1.22)	10.38	21.08%	49.8	1.15%	1.69%	1.50%	1.34%	162%
—	(0.20)	9.59	12.60%	25.6	1.15%	2.18%	1.47%	1.86%	164%
—	(0.13)	8.70	(2.79)%	21.0	1.15%	1.47%	1.47%	1.15%	193%

(0.01)	(0.42)	9.56	(0.77)%	1.5	0.80%	2.26%	1.13%	1.93%	181%
—	(0.58)	10.05	2.34%	1.8	0.80%	2.24%	1.12%	1.92%	167%
—	(1.26)	10.39	21.56%	2.3	0.80%	2.02%	0.92%	1.90%	162%
—	(0.23)	9.60	12.97%	35.3	0.80%	2.52%	0.94%	2.38%	164%
—	(0.16)	8.71	(2.35)%	30.6	0.80%	1.80%	0.94%	1.66%	193%

—	(0.27)	6.79	(0.62)%	585.5	0.98%	3.28%	0.98%	3.28%	108%
—	(0.41)	7.10	3.54%	581.7	0.98%	3.33%	0.98%	3.33%	137%
—	(0.27)	7.25	10.40%	459.1	1.00%	3.34%	1.00%	3.34%	155%
—	(0.26)	6.82	14.08%	290.7	0.99%	4.14%	1.03%	4.10%	153%
—	(0.29)	6.22	1.78%	200.5	0.97%	4.29%	1.06%	4.20%	126%

—	(0.29)	6.74	(0.19)%	108.3	0.69%	3.56%	0.69%	3.56%	108%
—	(0.43)	7.04	3.90%	116.2	0.69%	3.60%	0.69%	3.60%	137%
—	(0.30)	7.19	10.70%	107.5	0.70%	3.66%	0.70%	3.66%	155%
—	(0.29)	6.77	14.23%	54.2	0.72%	4.47%	0.72%	4.47%	153%
—	(0.31)	6.19	2.18%	17.4	0.74%	4.53%	0.74%	4.52%	126%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2016.

The funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Growth and Income Plus	29%	68%
Diversified Income Plus	12%	21%

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended December 31, 2015, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Growth and Income Plus	$1,358,504
Diversified Income Plus	3,287,347

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds. com or www.sec.gov.

Quarterly Schedule of Investments

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 1-800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

ADDITIONAL INFORMATION

(unaudited)

Board Approval of Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”). The ten-member Board consists of eight Independent Trustees, including the Chairman.

At its meeting on November 17-18, 2015, the Board voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust other than the Asset Allocation Funds (each, a “Fund”). The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Trustees) met on six occasions from February 24 to November 17, 2015 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds. The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Shareholders of the Asset Allocation Funds approved a new Advisory Agreement, including a new investment advisory fee schedule, in August 2015; therefore, the Board was not required to and did not include the Advisory Agreement with respect to the Asset Allocation Funds in its considerations to renew the Funds’ Advisory Agreement.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

ADDITIONAL INFORMATION

(unaudited)

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Funds. On several occasions, the Board received presentations from certain Subadvisers regarding their portfolio management services to certain Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. The Adviser also reviewed with the Board the services provided by the Subadvisers. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Trustees also met in-person with and received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash, subadviser expense management and payment and performance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser explained how its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers, including the results of on-site compliance due diligence visits. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the three-year period ended June 30, 2015, the average ranking of the Funds’ Class A shares against their Lipper categories was 44% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the three-year period ended June 30, 2015, the average ranking of the Funds’ Institutional Class (now known as Class S) against their Lipper categories was 36% (excluding the Money Market Fund) (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

ADDITIONAL INFORMATION

(unaudited)

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ advisory fees were at or below the medians of their peer groups. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 33% and the average ranking of the of the Funds’ advisory fees for its Institutional Class (now known as Class S) was 37% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but three Funds (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 36% while the Funds’ Institutional Class (now known as Class S) had an average ranking of 26% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Fund, the Board noted that the Adviser, like many investment advisers in the industry, continued to waive fees in order to maintain a zero yield. With respect to Thrivent Partner Worldwide Allocation Fund and the Thrivent Large Cap Growth Fund, the Board viewed favorably management’s willingness to continue a contractual expense cap with respect to the Class A shares and noted that, although there were no expense caps in place, the net operating expenses for the Institutional Class shares were competitive.

The Board considered that, in response to reforms of the rules that govern money market funds, Thrivent Money Market Fund would change its principal investment strategies to qualify as a “government money market fund” effective February 1, 2016. In connection with this change, the Board approved a decrease to the Fund’s investment advisory fee.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

ADDITIONAL INFORMATION

(unaudited)

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 21 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 27 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for the securities lending program sponsored by Thrivent Financial.

The 21 series of the Trust, the 27 portfolios of Thrivent Series Fund, Inc. and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Chief Compliance Officer from May 2010 until December 2010.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Richard L. Gady (1943) 1987	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.

Douglas D. Sims (1946) 2006	Retired. Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years

David S. Royal (1971) President	Vice President, Thrivent Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015.

Russell W. Swansen (1957) Chief Investment Officer	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Kathryn A. Stelter (1962) Vice President	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen and Mr. Royal are considered interested trustees because of their principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 49 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913

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THRIVENT MUTUAL FUNDS

4321 North Ballard Road, Appleton, WI 54919-0001

WE'RE LISTENING TO YOU!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at **800-847-4836**. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at **800-847-4836**. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

It's your choice—email, U.S. mail or some of each?

Paperless delivery of documents provides faster access to important information. An email is sent to you when new documents are available.

Paperless delivery options:

- Prospectuses
- Annual and semiannual reports
- Most billing and contribution notices
- Most contract and account statements
- Most life insurance statements
- Confirmation activity statements
- Annual privacy notice
- *Thrivent* magazine

Go to Thrivent.com/gopaperless to learn more.

Securities offered through Thrivent Distributors, LLC, 625 Fourth Avenue S. Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

24042AR R2-16

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Growth and Income Plus Fund, and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 21 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2015 and December 31, 2014 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$40,489	$32,033
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,174	$20,484
All Other Fees(3)	$0	$130,474

Total	$57,663	$182,991

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2014 and October 31, 2015 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$371,291	$360,289
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$119,953	$145,851
All Other Fees(3)	$3,600	$100,325

Total	$491,244	$606,465

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2015 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/13	12/31/13	10/31/14	12/31/14	10/31/15	12/31/15
Registrant(1)	$0	$0	$0	$0	$0	$0
Adviser	$1,800	$1,800	$3,600	$3,600	$100,325	$130,474

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) The summary schedule of investments for these funds; Growth and Income Plus Fund and Diversified Income Plus Fund, are included as part of the report to shareholders filed under Item 1 of this Form. The schedule of investments for said funds are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund (constituting part of the Thrivent Mutual Funds) (hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

February 18, 2016

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.2%)[a]	Value
Basic Materials (0.5%)
	Alpha Natural Resources, Inc., Term Loan
$39,396	3.500%, 5/22/2020	$16,973
	Fortescue Metals Group, Ltd., Term Loan
126,144	4.250%, 6/30/2019	93,202
	Ineos US Finance, LLC, Term Loan
89,278	3.750%, 12/15/2020	85,484
	NewPage Corporation, Term Loan
87,750	9.500%, 2/11/2021	31,316
	Tronox Pigments BV, Term Loan
83,361	4.500%, 3/19/2020	73,566
	Wausau Paper Corporation, Term Loan
73,698	6.500%, 7/30/2020	73,145

	Total	373,686

Capital Goods (0.5%)
	ADS Waste Holdings, Inc., Term Loan
86,581	3.750%, 10/9/2019	83,659
	Berry Plastics Group, Inc., Term Loan
118,708	3.500%, 2/8/2020	116,253
	Rexnord, LLC, Term Loan
89,930	4.000%, 8/21/2020	86,951
	Silver II Borrower, Term Loan
82,705	4.000%, 12/13/2019	69,762

	Total	356,625

Communications Services (3.6%)
	Altice Financing SA, Term Loan
87,063	5.250%, 2/4/2022	86,600
	Atlantic Broadband Penn, LLC, Term Loan
144,010	3.250%, 11/30/2019	142,525
	Birch Communication Inc., Term Loan
87,188	7.750%, 7/17/2020	83,264
	Cengage Learning Acquisitions, Term Loan
57,719	7.000%, 3/31/2020	56,132
	Charter Communications Operating, LLC, Term Loan
72,879	3.000%, 7/1/2020	71,436
	Cincinnati Bell, Inc., Term Loan
89,930	4.000%, 9/10/2020	86,595
	CommScope, Inc., Term Loan
109,725	3.827%, 12/29/2022[b,c]	108,834
	CSC Holdings, LLC, Term Loan
37,500	5.000%, 10/9/2022	37,395
	Fairpoint Communications, Term Loan
89,694	7.500%, 2/14/2019	88,932
	Grande Communications Networks, LLC, Term Loan
89,702	4.500%, 5/29/2020	87,833
	Gray Television, Inc., Term Loan
151,351	3.750%, 6/13/2021	149,176
	Hargray Communications Group, Inc., Term Loan
146,597	5.250%, 6/26/2019	145,543
	Integra Telecom Holdings, Inc., Term Loan
89,708	5.250%, 8/14/2020	86,568
	Intelsat Jackson Holdings SA, Term Loan
119,444	3.750%, 6/30/2019	112,704
	Level 3 Communications, Inc., Term Loan
121,000	4.000%, 8/1/2019	120,697
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
105,000	4.500%, 1/7/2022	101,456
	LTS Buyer, LLC, Term Loan
106,669	4.000%, 4/13/2020	103,629
	MCC Georgia, LLC, Term Loan
68,950	3.750%, 6/30/2021	68,067
	McGraw-Hill Global Education Holdings, LLC, Term Loan
76,771	4.750%, 3/22/2019	74,916
	NEP/NCP Holdco, Inc., Term Loan
89,939	4.250%, 1/22/2020	83,868
	NTelos, Inc., Term Loan
89,683	5.750%, 11/9/2019	88,786
	Numericable US, LLC, Term Loan
75,000	4.563%, 7/29/2022[b,c]	71,543
	SBA Senior Finance II, LLC, Term Loan
98,500	3.250%, 3/24/2021	96,284
	TNS, Inc., Term Loan
39,713	5.000%, 2/14/2020	39,018
	Univision Communications, Inc., Term Loan
89,665	4.000%, 3/1/2020	87,603
	Virgin Media Investment Holdings, Ltd., Term Loan
46,459	3.500%, 6/30/2023	45,436
	WideOpenWest Finance, LLC, Term Loan
78,495	4.500%, 4/1/2019	75,527
	XO Communications, LLC, Term Loan
98,348	4.250%, 3/20/2021	95,841
	Yankee Cable Acquisition, LLC, Term Loan
85,667	4.250%, 3/1/2020	84,302
	Zayo Group, LLC, Term Loan
78,485	3.750%, 5/6/2021	77,069

	Total	2,657,579

Consumer Cyclical (1.9%)
	Amaya BV, Term Loan
135,786	5.000%, 8/1/2021	126,960
	Burlington Coat Factory Warehouse Corporation, Term Loan
117,246	4.250%, 8/13/2021	115,633
	Ceridian HCM Holding, Inc., Term Loan
44,112	4.500%, 9/15/2020	37,330
	Charter Communications Operating, LLC, Term Loan
44,850	3.000%, 1/3/2021	43,897
	Dollar Tree, Inc., Term Loan
62,344	3.500%, 7/6/2022	62,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.2%)[a]	Value
Consumer Cyclical (1.9%) - continued
	FCA US, LLC, Term Loan
$58,950	3.250%, 12/31/2018	$58,331
	Golden Nugget, Inc., Delayed Draw
10,152	5.500%, 11/21/2019	10,051
	Golden Nugget, Inc., Term Loan
23,688	5.500%, 11/21/2019	23,451
	Hilton Worldwide Finance, LLC, Term Loan
79,476	3.500%, 10/26/2020	79,253
	IMG Worldwide, Inc., Term Loan
83,911	5.250%, 5/6/2021	82,312
	J.C. Penney Corporation, Inc., Term Loan
89,700	6.000%, 5/22/2018	87,973
	Las Vegas Sands, LLC, Term Loan
19,600	3.250%, 12/19/2020	19,380
	Marina District Finance Company, Inc., Term Loan
474	6.500%, 8/15/2018[b,c]	473
37,563	6.500%, 8/15/2018	37,469
	MGM Resorts International, Term Loan
127,187	3.500%, 12/20/2019	125,279
	Michaels Stores, Inc., Term Loan
56,772	4.000%, 1/28/2020	56,322
	Mohegan Tribal Gaming Authority, Term Loan
75,603	5.500%, 6/15/2018	73,794
	Pinnacle Entertainment, Inc., Term Loan
52,247	3.750%, 8/13/2020	52,035
	Scientific Games International, Inc., Term Loan
90,160	6.000%, 10/18/2020	82,271
	Seminole Hard Rock Entertainment, Inc., Term Loan
147,727	3.500%, 5/14/2020	144,403
	Seminole Indian Tribe of Florida, Term Loan
52,097	3.000%, 4/29/2020	51,706

	Total	1,370,394

Consumer Non-Cyclical (1.2%)
	Albertson’s, Inc., Term Loan
140,004	5.500%, 3/21/2019	139,409
	Albertson’s, LLC, Term Loan
15,000	0.000%, 12/22/2022[b,c]	14,895
	Catalina Marketing Corporation, Term Loan
59,100	4.500%, 4/9/2021	46,985
	CHS/Community Health Systems, Inc., Term Loan
12,331	3.657%, 12/31/2018	12,141
11,573	3.750%, 1/27/2021	11,262
21,294	4.000%, 1/27/2021	20,929
	Endo Luxembourg Finance I Co Sarl, Term Loan
100,000	3.750%, 9/26/2022	98,542
	JBS USA, LLC, Term Loan
60,653	3.750%, 5/25/2018	60,273
39,395	3.750%, 9/18/2020	38,608
25,000	4.000%, 10/30/2022	24,906
	Libbey Glass, Inc., Term Loan
123,125	3.750%, 4/9/2021	120,816
	LTF Merger Sub, Inc., Term Loan
74,625	4.250%, 6/10/2022	72,620
	Ortho-Clinical Diagnostics, Inc., Term Loan
123,249	4.750%, 6/30/2021	103,991
	Supervalu, Inc., Term Loan
129,356	4.500%, 3/21/2019	127,443
	Valeant Pharmaceuticals International, Inc., Term Loan
30,922	4.000%, 4/1/2022[b,c]	29,677

	Total	922,497

Energy (0.5%)
	Arch Coal, Inc., Term Loan
89,681	6.250%, 5/16/2018	39,485
	Aria Energy Operating, LLC, Term Loan
44,297	5.000%, 5/27/2022	40,975
	Energy Solutions, LLC, Term Loan
84,407	6.750%, 5/29/2020	63,305
	Exgen Renewables I, LLC, Term Loan
34,406	5.250%, 2/6/2021	34,406
	McJunkin Red Man Corporation, Term Loan
56,508	4.750%, 11/8/2019	51,705
	MEG Energy Corporation, Term Loan
74,227	3.750%, 3/31/2020	65,097
	Offshore Group Investment, Ltd., Term Loan
98,585	0.000%, 3/28/2019[d]	19,799
	Pacific Drilling SA, Term Loan
67,275	4.500%, 6/3/2018	28,760

	Total	343,532

Financials (0.7%)
	Delos Finance Sarl, Term Loan
100,000	3.500%, 3/6/2021	99,482
	DJO Finance, LLC, Term Loan
59,850	4.250%, 6/7/2020	58,073
	Harland Clarke Holdings Corporation, Term Loan
86,250	7.000%, 5/22/2018	83,303
	MPH Acquisition Holdings, LLC, Term Loan
121,261	3.750%, 3/31/2021	117,826
	TransUnion, LLC, Term Loan
58,950	3.500%, 4/9/2021	57,157
	WaveDivision Holdings, LLC, Term Loan
110,218	4.000%, 10/15/2019	108,289

	Total	524,130

Technology (0.6%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
80,000	0.000%, 11/13/2022[b,c]	79,050
	Avago Technologies, Ltd., Term Loan
85,602	3.750%, 5/6/2021	85,317

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.2%)[a]	Value
Technology (0.6%) - continued
	BMC Software, Inc., Term Loan
$86,965	5.000%, 9/10/2020	$71,374
	First Data Corporation, Term Loan
92,000	3.918%, 3/23/2018	90,684
50,000	3.918%, 9/24/2018	49,250
	Merrill Communications, LLC, Term Loan
305	6.250%, 6/1/2022	259
	SS&C European Holdings SARL, Term Loan
42,421	4.007%, 7/8/2022	42,050
6,243	4.018%, 7/8/2022	6,188

	Total	424,172

Transportation (0.4%)
	American Airlines, Inc., Term Loan
90,390	3.250%, 6/27/2020	88,878
	Delta Airlines, Inc., Term Loan
99,750	3.250%, 8/24/2022	99,447
	OSG Bulk Ships, Inc., Term Loan
93,575	5.250%, 8/5/2019	89,598
	XPO Logistics, Inc., Term Loan
37,500	5.500%, 11/1/2021	37,297

	Total	315,220

Utilities (0.3%)
	Calpine Corporation, Term Loan
59,248	4.000%, 10/31/2020	57,618
88,438	3.500%, 5/27/2022	84,149
	Intergen NV, Term Loan
89,700	5.500%, 6/15/2020	80,842

	Total	222,609

	Total Bank Loans (cost $8,031,853)	7,510,444

Shares	Common Stock (63.3%)
Consumer Discretionary (10.0%)
1,500	Aisan Industry Company, Ltd.	15,403
500	Aisin Seiki Company, Ltd.	21,519
1,070	Amazon.com, Inc.[e]	723,202
820	AutoZone, Inc.[e]	608,366
200	Bayerische Motoren Werke AG	16,733
2,200	Berkeley Group Holdings plc	119,600
4,650	Best Buy Company, Inc.	141,592
3,320	BorgWarner, Inc.	143,524
500	Brembo SPA	24,157
1,200	Bridgestone Corporation	41,162
2,210	Burlington Stores, Inc.[e]	94,809
3,000	Calsonic Kansei Corporation	26,448
2,936	Cedar Fair, LP	163,946
1,500	Cineworld Group plc	12,436
13,288	Comcast Corporation	749,842
900	Compass Group plc	15,595
400	Daimler AG	33,422
10,000	Debenhams plc	10,782
1,900	Denso Corporation	90,792
10,230	Discovery Communications, Inc., Class Ae	272,936
7,900	EDION Corporation	59,650
1,100	Electrolux AB	26,540
1,200	Eutelsat Communications	35,929
4,660	Ford Motor Company	65,659
1,580	General Motors Company	53,736
2,900	GKN plc	13,160
6,000	Gunze, Ltd.	17,574
3,300	Hakuhodo Dy Holdings, Inc.	35,705
1,410	Harman International Industries, Inc.	132,836
200	Hugo Boss AG	16,502
5,800	Inchcape plc	66,919
2,500	Informa plc	22,594
900	Intertek Group plc	36,816
1,500	Isuzu Motors, Ltd.	16,159
19,000	ITV plc	77,356
4,910	Jarden Corporation[e]	280,459
9,400	Lookers plc	25,612
7,704	MDC Partners, Inc.	167,331
400	Mitsuba Corporation	6,184
9,380	NIKE, Inc.	586,250
2,800	NOK Corporation	65,410
100	Paddy Power plc	13,356
2,000	PanaHome Corporation	15,110
1,860	Papa John’s International, Inc.	103,918
5,800	Persimmon plc	173,034
190	Priceline Group, Inc.[e]	242,241
500	ProSiebenSat.1 Media AG	25,226
100	Renault SA	10,010
1,491	Restoration Hardware Holdings, Inc.[e]	118,460
390	Schibsted ASA	12,822
1,400	Sekisui House, Ltd.	23,539
1,500	SHOWA Corporation	13,918
2,100	Sports Direct International plc[e]	17,846
600	Stanley Electric Company, Ltd.	13,163
4,000	Star Entertainment Group, Ltd.	14,678
6,734	Starbucks Corporation	404,242
5,000	Sumitomo Forestry Company, Ltd.	67,466
2,300	Sumitomo Rubber Industries, Ltd.	29,908
2,000	Takashimaya Company, Ltd.	18,011
500	Tamron Company, Ltd.	9,225
3,510	Target Corporation	254,861
4,700	Tatts Group, Ltd.	14,922
22,300	Taylor Wimpey plc	66,663
4,040	Toll Brothers, Inc.[e]	134,532
5,300	UBM plc	41,077
400	Valora Holding AG	83,218
2,000	Wacoal Holdings Corporation	23,917
3,800	WH Smith plc	98,739
2,500	Wolters Kluwer NV	83,959
3,500	WPP plc	80,507
700	Yokohama Rubber Company, Ltd.	10,750

	Total	7,353,965

Consumer Staples (3.7%)
800	AarhusKarlshamn AB	59,263
3,508	Anheuser-Busch InBev NV ADR	438,500
2,200	Axfood AB	38,105
502	Bakkafrost PF	14,789
200	British American Tobacco plc	11,107
1,900	Britvic plc	20,357
500	Carrefour SA	14,430

9,600	Coca-Cola Company	412,416
4,000	Coca-Cola HBC AGe	85,183
800	Henkel AG & Company KGaA	76,523
6,900	Imperial Tobacco Group plc	364,444
4,500	Japan Tobacco, Inc.	165,212
1,600	Jeronimo Martins SGPS SA	20,820
1,700	Kao Corporation	87,361
100	Kerry Group plc	8,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (63.3%)	Value
Consumer Staples (3.7%) - continued
11,800	Koninklijke Ahold NV	$248,904
300	KOSE Corporation	27,738
1,600	Marks and Spencer Group plc	10,653
2,500	Nestle SA	185,588
1,000	Nippon Meat Packers, Inc.	19,600
2,900	Nisshin Oillio Group, Ltd.	11,814
2,190	Philip Morris International, Inc.	192,523
400	Royal Unibrew AS	16,257
1,000	Suedzucker AG	19,820
500	Sugi Holdings Company, Ltd.	27,586
200	Sundrug Company, Ltd.	12,859
600	Svenska Cellulosa AB SCA	17,388
2,800	Swedish Match AB	98,945

	Total	2,706,459

Energy (4.0%)
400	Azrieli Group, Ltd.	14,901
28,100	BP plc	146,028
560	Cimarex Energy Company	50,053
6,000	EOG Resources, Inc.	424,740
5,270	EQT Corporation	274,725
18,000	Kinder Morgan, Inc.	268,560
900	OMV AG	25,547
9,490	Parsley Energy, Inc.[e]	175,090
600	Royal Dutch Shell plc	13,684
6,700	Royal Dutch Shell plc ADR	306,793
1,545	Royal Dutch Shell plc, Class B	35,212
12,900	Spectra Energy Corporation	308,826
4,744	Statoil ASA	66,163
5,000	TonenGeneral Sekiyu KK	42,210
7,710	Total SA ADR	346,565
57,140	Weatherford International, Ltd.[e]	479,405

	Total	2,978,502

Financials (18.1%)
19,000	Aberdeen Asset Management plc	80,964
500	Acadia Realty Trust	16,575
700	AEON Financial Service Company, Ltd.	15,637
970	Affiliated Managers Group, Inc.[e]	154,967
700	Agree Realty Corporation	23,793
3,172	Alexandria Real Estate Equities, Inc.	286,622
2,900	Allianz SE	511,209
1,300	American Capital Agency Corporation	22,542
477	American Farmland Company	3,358
1,642	American Realty Capital Properties, Inc.	13,005
2,500	Annaly Capital Management, Inc.	23,450
1,400	Apartment Investment & Management Company	56,042
8,250	Apollo Investment Corporation	43,065
3,800	Ares Capital Corporation	54,150
8,300	Australia & New Zealand Banking Group, Ltd.	167,492
1,100	AvalonBay Communities, Inc.	202,543
29,900	Banco Santander SA	147,090
13,700	Bank Hapoalim, Ltd.	70,719
3,603	Bank of Queensland, Ltd.	36,346
24,000	Bank of Yokohama, Ltd.	147,110
8,400	BinckBank NV	72,395
2,000	BioMed Realty Trust, Inc.	47,380
400	Bluerock Residential Growth REIT, Inc.	4,740
300	Bolsas y Mercados Espanoles SA	10,110
2,106	Boston Properties, Inc.	268,599
2,600	British Land Company plc	30,084
8,358	Brixmor Property Group, Inc.	215,804
3,210	Camden Property Trust	246,400
3,602	Capital Shopping Centres Group plc	16,828
11,200	CapitaMall Trust	15,197
625	Care Capital Properties, Inc.	19,106
18,430	Charles Schwab Corporation	606,900
356	Chesapeake Lodging Trust	8,957
3,000	Chiba Bank, Ltd.	21,289
10,100	Citigroup, Inc.	522,675
3,500	CNP Assurances	47,213
250	CoreSite Realty Corporation	14,180
2,300	CubeSmart	70,426
400	CyrusOne, Inc.	14,980
1,300	Daiwa House Industry Company, Ltd.	37,370
10,560	DDR Corporation	177,830
200	Derwent London plc	10,818
16,400	DEXUS Property Group	88,956
950	Digital Realty Trust, Inc.	71,839
7,866	Direct Line Insurance Group plc	47,150
5,500	Duke Realty Corporation	115,610
300	DuPont Fabros Technology, Inc.	9,537
5,040	Encore Capital Group, Inc.[e]	146,563
700	EPR Properties	40,915
510	Equinix, Inc.	154,224
1,000	Equity Lifestyle Properties, Inc.	66,670
300	Equity One, Inc.	8,145
3,308	Equity Residential	269,900
550	Essex Property Trust, Inc.	131,676
450	Extra Space Storage, Inc.	39,695
200	Federal Realty Investment Trust	29,220
8,400	FlexiGroup, Ltd.	18,332
10,000	Frasers Centrepoint Trust	12,997
24,000	Fukuoka Financial Group, Inc.	119,007
4,439	General Growth Properties, Inc.	120,785
500	GEO Group, Inc.	14,455
1,400	Hamborner REIT AG	14,627
1,900	Hammerson plc	16,797
3,000	Hang Seng Bank, Ltd.	56,860
1,400	Hannover Rueckversicherung SE	159,866
2,700	HCP, Inc.	103,248
2,157	Health Care REIT, Inc.	146,741
2,100	Healthcare Trust of America, Inc.	56,637
6,000	Henderson Group plc	27,270
2,500	Henderson Land Development Company, Ltd.	15,250
1,300	Highwoods Properties, Inc.	56,680
6,000	Hokuhoku Financial Group, Inc.	12,231
1,000	Hospitality Properties Trust	26,150
9,180	Host Hotels & Resorts, Inc.	140,821
400	Hudson Pacific Properties, Inc.	11,256
3,100	Hufvudstaden AB	43,823
24,000	Hysan Development Company, Ltd.	98,056
900	IG Group Holdings plc	10,640
4,300	ING Groep NV	58,179
1,590	Intercontinental Exchange, Inc.	407,453
10,614	Intermediate Capital Group plc	97,846
1,650	Invesco Mortgage Capital, Inc.	20,444
7,000	Investa Office Fund	20,263
15,000	Investec plc	105,766
500	Iron Mountain, Inc.	13,505
600	Kilroy Realty Corporation	37,968
4,400	Kimco Realty Corporation	116,424
267	Lamar Advertising Company	16,015
700	LaSalle Hotel Properties	17,612
300	Liberty Property Trust	9,315

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (63.3%)	Value
Financials (18.1%) - continued
16,500	Link REIT	$98,371
1,175	Macerich Company	94,811
200	Macquarie Group, Ltd.	11,965
2,100	Medical Properties Trust, Inc.	24,171
7,602	MetLife, Inc.	366,492
800	Mid-America Apartment Communities, Inc.	72,648
20,500	Mitsubishi UFJ Financial Group, Inc.	126,982
200	Muenchener Rueckversicherungs-Gesellschaft AG	39,848
500	National Health Investors, Inc.	30,435
1,800	National Retail Properties, Inc.	72,090
52,000	New World Development Company, Ltd.	51,061
850	NorthStar Realty Finance Corporation	14,476
4,000	Ogaki Kyoritsu Bank, Ltd.	16,127
4,200	Old Mutual plc	11,049
1,000	Omega Healthcare Investors, Inc.	34,980
500	Outfront Media, Inc.	10,915
4,024	PacWest Bancorp	173,434
1,200	Parkway Properties, Inc.	18,756
1,550	Physicians Realty Trust	26,133
3,900	Poundland Group plc	11,942
6,480	Prologis, Inc.	278,122
1,318	Public Storage, Inc.	326,469
2,230	Raymond James Financial, Inc.	129,273
1,000	Realty Income Corporation	51,630
700	Regency Centers Corporation	47,684
2,600	Renasant Corporation	89,466
2,800	Resona Holdings, Inc.	13,597
400	Retail Opportunity Investments Corporation	7,160
1,997	RLJ Lodging Trust	43,195
300	Sampo Oyj	15,235
2,000	Schroders plc	87,598
168	Silver Bay Realty Trust Corporation REIT	2,631
2,624	Simon Property Group, Inc.	510,211
500	SL Green Realty Corporation	56,490
3,250	Solar Capital, Ltd.	53,398
400	Sompo Japan Nipponkoa Holdings, Inc.	13,134
367	Sovran Self Storage, Inc.	39,383
5,300	Spirit Realty Captial, Inc.	53,106
40,800	Stockland	121,114
595	Store Capital Corporation	13,804
15,000	Sumitomo Mitsui Trust Holdings, Inc.	56,810
1,500	Summit Hotel Properties, Inc.	17,925
150	Sun Communities, Inc.	10,280
700	Sunstone Hotel Investors, Inc.	8,743
3,200	Swiss Re AG	312,532
13,250	Synchrony Financial[e]	402,933
500	Talanx AG	15,377
1,033	Tanger Factory Outlet Centers, Inc.	33,779
300	Taubman Centers, Inc.	23,016
300	Tokio Marine Holdings, Inc.	11,587
6,100	UBS Group AG	118,337
2,300	UDR, Inc.	86,411
9,300	United Overseas Bank, Ltd.	128,217
1,400	Urban Edge Properties	32,830
2,500	Ventas, Inc.	141,075
2,480	Vornado Realty Trust	247,901
1,600	Wallenstam AB	12,860
17,900	Wing Tai Holdings, Ltd.	22,111
600	WP Carey, Inc.	35,400
4,490	XL Group plc	175,918
5,880	Zions Bancorporation	160,524

	Total	13,293,331

Health Care (6.8%)
13,070	Abbott Laboratories	586,974
200	Actelion, Ltd.	27,789
3,670	Akorn, Inc.[e]	136,928
1,670	Allergan plc[e]	521,875
2,030	Amgen, Inc.	329,530
1,500	Astellas Pharmaceutical, Inc.	21,354
400	CSL, Ltd.	30,496
2,200	Essilor International SA	274,201
200	Fresenius Medical Care AG & Company KGaA	16,807
200	Gerresheimer AG	15,628
2,500	Hikma Pharmaceuticals plc	84,749
4,530	Hologic, Inc.[e]	175,266
1,719	ICON plc[e]	133,566
780	Illumina, Inc.[e]	149,717
900	Kaken Pharmaceutical Company, Ltd.	61,500
300	Lonza Group AG	48,790
8,630	Medtronic, Inc.	663,820
12,490	Merck & Company, Inc.	659,722
3,660	Mylan NVe	197,896
2,200	Novartis AG	189,242
2,400	Novo Nordisk AS	138,956
400	Paramount Bed Holdings Company, Ltd.	14,193
6,012	Pfizer, Inc.	194,067
500	Recordati SPA	13,045
1,500	Sanofi	127,833
700	Suzuken Company, Ltd.	26,601
1,250	Waters Corporation[e]	168,225

	Total	5,008,770

Industrials (6.8%)
700	Aalberts Industries NV	24,119
900	Adecco SA	61,598
4,730	ADT Corporation	155,995
1,300	Aida Engineering, Ltd.	13,399
16,700	Air New Zealand, Ltd.	33,682
900	Airbus Group NV	60,649
1,500	Amada Holdings Company, Ltd.	14,314
400	Andritz AG	19,467
8,000	Asahi Glass Company, Ltd.	45,831
500	Atlas Copco Aktiebolag	12,262
9,400	BAE Systems plc	69,208
5,690	Boeing Company	822,717
4,700	Bollore SA	21,900
4,400	Central Glass Company, Ltd.	20,181
700	Central Japan Railway Company	124,274
800	Compagnie de Saint-Gobain	34,668
500	Croda International plc	22,403
3,200	CTT-Correios de Portugal SA	30,755
2,000	Dai Nippon Printing Company, Ltd.	19,777
1,922	Dart Group plc	16,675
1,200	Deutsche Post AG	33,550
700	DSV AS	27,555
100	East Japan Railway Company	9,417
300	Elbit Systems, Ltd.	26,411
3,100	EMCOR Group, Inc.	148,924
2,000	Ferrovial SA	45,227
1,337	Galliford Try plc	30,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (63.3%)	Value
Industrials (6.8%) - continued
300	GEA Group AG	$12,120
2,000	Hankyu Hanshin Holdings, Inc.	13,000
3,100	HNI Corporation	111,786
200	Hochtief AG	18,550
200	Hoshizaki Electric Company, Ltd.	12,433
800	IBIDEN Company, Ltd.	11,469
8,650	Illinois Tool Works, Inc.	801,682
1,000	Inaba Denki Sangyo Company, Ltd.	31,951
7,550	Ingersoll-Rand plc	417,440
3,200	Intrum Justitia AB	108,889
12,100	ITOCHU Corporation	143,124
600	Jardine Matheson Holdings, Ltd.	29,057
200	Jungheinrich AG	16,495
1,000	Keisei Electric Railway Company, Ltd.	12,758
4,400	KITZ Corporation	19,764
2,900	KONE Oyj	122,790
1,000	Koninklijke Boskalis Westminster NV	40,792
4,700	Macquarie Infrastructure Corporation	341,220
5,530	Masco Corporation	156,499
6,323	Meggitt plc	34,911
300	MEITEC Corporation	10,273
1,700	MIRAIT Holdings Corporation	14,006
2,000	Mitsuboshi Belting, Ltd.	15,944
1,900	Nikkon Holdings Company, Ltd.	37,870
3,000	Nippon Express Company, Ltd.	14,098
3,200	Nitto Kogyo Corporation	55,948
1,000	Obayashi Corporation	9,227
200	Randstad Holding NV	12,454
6,000	Rentokil Initial plc	14,078
200	Rieter Holding AG	37,591
593	Saft Groupe SA	18,074
6,300	SIG plc	13,313
1,000	Teleperformance SA	84,088
200	Thales SA	14,970
400	TKH Group NV	16,243
3,000	Toppan Printing Company, Ltd.	27,639
400	Travis Perkins plc	11,604
1,100	Tsubakimoto Chain Company	8,470
200	Vestas Wind Systems AS	13,968
1,350	WABCO Holdings, Inc.[e]	138,051
600	Yuasa Trading Company, Ltd.	14,822

	Total	4,984,461

Information Technology (9.1%)
4,720	Alibaba Group Holding, Ltd. ADR[e]	383,594
530	Alphabet, Inc., Class Ae	412,345
521	Alphabet, Inc., Class Ce	395,377
1,200	Alps Electric Company, Ltd.	32,542
400	AMS AG	13,371
4,780	Apple, Inc.	503,143
160	AtoS	13,432
2,530	Autodesk, Inc.[e]	154,153
1,700	Canon, Inc.	51,425
300	Cap Gemini SA	27,836
2,400	Check Point Software Technologies, Ltd.[e]	195,312
15,550	Cisco Systems, Inc.	422,260
1,400	Dialog Semiconductor plc[e]	46,716
600	DTS Corporation	13,658
14,488	EMC Corporation	372,052
1,780	Facebook, Inc.[e]	186,295
6,100	FUJIFILM Holdings NPV	254,568
2,000	Hitachi Kokusai Electric, Inc.	27,189
900	Hoya Corporation	36,803
500	Ingenico Group	63,111
1,800	IRESS, Ltd.	13,032
800	IT Holdings Corporation	18,279
800	ITOCHU Techno-Solutions Corporation	15,940
5,190	Juniper Networks, Inc.	143,244
400	Kyocera Corporation	18,576
3,190	MasterCard, Inc.	310,578
7,906	MaxLinear, Inc.[e]	116,455
12,950	Microsoft Corporation	718,466
2,500	NEC Networks & System Integration Corporation	44,212
800	NS Solutions Corporation	18,229
2,790	Plantronics, Inc.	132,302
7,340	Progress Software Corporation[e]	176,160
5,100	QLIK Technologies, Inc.[e]	161,466
900	SAP SE	71,418
3,700	Shinko Electric Industries Company, Ltd.	23,720
200	TDK Corporation	12,809
680	Ultimate Software Group, Inc.[e]	132,947
8,250	Visa, Inc.	639,788
7,550	Xilinx, Inc.	354,624

	Total	6,727,427

Materials (1.8%)
550	Ashland, Inc.	56,485
100	Aurubis AG	5,064
4,800	BHP Billiton plc	53,529
10,700	BHP Billiton, Ltd.	137,704
5,200	BillerudKorsnas AB	96,234
4,400	Boral, Ltd.	18,812
1,200	Buzzi Unicem SPA	21,510
1,190	Crown Holdings, Inc.[e]	60,333
6,300	Daicel Corporation	93,756
1,510	Domtar Corporation	55,795
2,000	DOWA Holdings Company, Ltd.[e]	14,380
300	Evonik Industries AG	9,923
930	FMC Corporation	36,391
1,300	Hexpol AB	13,939
1,800	Hokuetsu Kishu Paper Company, Ltd.	10,607
700	Holmen AB	21,621
800	JFE Holdings, Inc.	12,562
200	LafargeHolcim, Ltd.	10,015
2,000	Mitsubishi Chemical Holdings Corporation	12,689
1,500	Mondi plc	29,401
800	Nippon Paint Holdings Company, Ltd.	19,362
1,800	Nippon Steel & Sumitomo Metal Corporation	35,608
1,200	Novozymes AS	57,455
3,000	Oji Holdings Corporation	12,057
2,310	Owens-Illinois, Inc.[e]	40,240
1,070	Packaging Corporation of America	67,464
640	PPG Industries, Inc.	63,245
800	Rio Tinto plc	23,292
300	Rio Tinto, Ltd.	9,702
3,010	Steel Dynamics, Inc.	53,789
3,000	Sumitomo Seika Chemicals Company, Ltd.	18,253
2,000	Tosoh Corporation	10,288
2,800	UPM-Kymmene Oyj	51,983
2,813	Yara International ASA	120,982

	Total	1,354,470

Telecommunications Services (1.4%)
12,655	BT Group plc	87,871

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (63.3%)	Value
Telecommunications Services (1.4%) - continued
3,500	Elisa Oyj	$131,688
3,100	Freenet AG	104,610
49,200	KCOM Group plc	83,773
8,000	Orange SA	133,807
1,700	Proximus SA	55,320
5,000	StarHub, Ltd.	13,012
61,800	Telstra Corporation, Ltd.	251,136
1,400	Vivendi SA	30,068
6,060	Zayo Group Holdings, Inc.[e]	161,135

	Total	1,052,420

Utilities (1.6%)
29,400	A2A SPA	39,809
14,400	Brookfield Infrastructure Partners, LP	545,904
3,500	CLP Holdings, Ltd.	29,666
25,700	Electricidade de Portugal SA	92,606
8,214	MDU Resources Group, Inc.	150,481
2,836	NorthWestern Corporation	153,853
14,200	Redes Energeticas Nacionais SGPS SA	42,899
2,000	Toho Gas Company, Ltd.	12,917
6,500	United Utilities Group plc	89,501

	Total	1,157,636

	Total Common Stock (cost $47,537,403)	46,617,441

Principal Amount	Long-Term Fixed Income (16.7%)
Asset-Backed Securities (0.1%)
	Countrywide Asset-Backed Certificates
$33,637	5.530%, 4/25/2047	36,642
	Vericrest Opportunity Loan Transferee
42,460	3.500%, 6/26/2045[f]	41,814

	Total	78,456

Basic Materials (0.2%)
	Albemarle Corporation
14,000	3.000%, 12/1/2019	13,732
	Anglo American Capital plc
7,000	1.271%, 4/15/2016[f,g]	6,932
	ArcelorMittal SA
45,000	6.500%, 3/1/2021	36,220
	Dow Chemical Company
8,000	8.550%, 5/15/2019	9,429
	First Quantum Minerals, Ltd.
60,000	7.000%, 2/15/2021[f]	37,650
	Freeport-McMoRan, Inc.
7,000	2.300%, 11/14/2017	5,967
10,000	2.375%, 3/15/2018	7,800
	Glencore Funding, LLC
10,000	1.377%, 4/16/2018[f,g]	8,438
	LyondellBasell Industries NV
8,000	5.000%, 4/15/2019	8,510
	NOVA Chemicals Corporation
35,516	5.250%, 8/1/2023[f]	35,161

	Total	169,839

Capital Goods (0.6%)

	Berry Plastics Corporation
35,000	6.000%, 10/15/2022[f]	35,612
	Building Materials Corporation of America
55,000	6.000%, 10/15/2025[f]	56,100
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[f]	50,175
	CNH Industrial Capital, LLC
65,000	4.375%, 11/6/2020	61,263
	Crown Americas Capital Corporation IV
45,000	4.500%, 1/15/2023	43,987
	General Electric Company
16,000	4.200%, 12/15/2049[h]	15,920
	L-3 Communications Corporation
10,000	1.500%, 5/28/2017	9,876
	Lockheed Martin Corporation
10,000	1.850%, 11/23/2018	9,982
	Martin Marietta Materials, Inc.
12,000	1.703%, 6/30/2017[g]	11,917
	Nortek, Inc.
23,677	8.500%, 4/15/2021	24,567
	Owens-Brockway Glass Container, Inc.
60,000	5.000%, 1/15/2022[f]	58,650
	Pentair Finance SA
10,000	3.625%, 9/15/2020	9,990
	Reynolds Group Issuer, Inc.
23,677	9.875%, 8/15/2019	23,855
	Roper Industries, Inc.
9,000	2.050%, 10/1/2018	8,942
	United Rentals North America, Inc.
60,000	5.500%, 7/15/2025	58,200

	Total	479,036

Collateralized Mortgage Obligations (2.7%)
	Alternative Loan Trust
125,020	5.500%, 10/25/2035	114,223
	Banc of America Alternative Loan Trust
59,819	6.000%, 11/25/2035	53,239
	CHL Mortgage Pass-Through Trust
84,285	4.325%, 1/25/2036	79,067
	Citigroup Mortgage Loan Trust, Inc.
23,579	2.751%, 3/25/2037	18,614
	CitiMortgage Alternative Loan Trust
92,731	5.750%, 4/25/2037	79,548
	Countrywide Alternative Loan Trust
78,761	6.500%, 8/25/2036	59,346
	Countrywide Home Loan Mortgage Pass Through Trust
139,934	2.706%, 11/25/2035	119,259
	Credit Suisse First Boston Mortgage Securities Corporation
55,789	5.250%, 10/25/2035	55,452
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
59,076	5.500%, 11/25/2035	56,437
	HomeBanc Mortgage Trust
44,748	2.229%, 4/25/2037	33,733

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (16.7%)	Value
Collateralized Mortgage Obligations (2.7%) - continued
	J.P. Morgan Alternative Loan Trust
$142,909	6.500%, 3/25/2036	$123,632
	J.P. Morgan Mortgage Trust
78,775	2.327%, 6/25/2035	78,644
77,713	2.812%, 6/25/2035	78,514
66,341	2.872%, 8/25/2035	65,930
87,056	2.919%, 1/25/2037	76,432
	MortgageIT Trust
73,266	0.682%, 12/25/2035[g]	66,327
	New York Mortgage Trust
77,263	2.671%, 5/25/2036	69,913
	Residential Accredit Loans, Inc. Trust
72,293	5.750%, 9/25/2035	65,122
	Residential Funding Mortgage Security I Trust
62,566	5.750%, 2/25/2036	58,417
85,104	6.000%, 7/25/2037	77,038
	Sequoia Mortgage Trust
43,721	2.822%, 9/20/2046	34,979
	Structured Adjustable Rate Mortgage Loan Trust
91,434	2.877%, 9/25/2035	77,258
	Structured Asset Mortgage Investments, Inc.
138,021	0.732%, 12/25/2035[g]	99,925
	WaMu Mortgage Pass Through Certificates
131,013	0.997%, 1/25/2047[g]	105,664
	Wells Fargo Mortgage Backed Securities Trust
68,266	2.763%, 3/25/2036	67,797
62,968	2.731%, 7/25/2036	61,699
53,113	6.000%, 7/25/2037	52,578

	Total	1,928,787

Communications Services (1.0%)
	21st Century Fox America, Inc.
11,000	6.900%, 3/1/2019	12,494
	AMC Networks, Inc.
13,677	7.750%, 7/15/2021	14,361
20,000	4.750%, 12/15/2022	20,000
	America Movil SAB de CV
8,000	5.000%, 10/16/2019	8,641
	American Tower Corporation
10,000	2.800%, 6/1/2020	9,885
	AT&T, Inc.
10,000	1.533%, 6/30/2020[g]	9,929
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[f]	13,935
	CC Holdings GS V, LLC
10,000	2.381%, 12/15/2017	10,011
	CCO Safari II, LLC
5,000	3.579%, 7/23/2020[f]	4,970
5,000	4.464%, 7/23/2022[f]	4,983
	CCOH Safari, LLC
60,000	5.750%, 2/15/2026[f]	60,150
	CenturyLink, Inc.
30,000	6.450%, 6/15/2021	29,250
	Clear Channel Worldwide Holdings, Inc.
40,000	6.500%, 11/15/2022	39,000

	Columbus International, Inc.
50,000	7.375%, 3/30/2021[f]	49,500
	Digicel, Ltd.
53,677	6.000%, 4/15/2021[f]	45,223
	DIRECTV Holdings, LLC
8,000	5.875%, 10/1/2019	8,929
	FairPoint Communications, Inc.
60,000	8.750%, 8/15/2019[f]	59,100
	Frontier Communications Corporation
40,000	8.875%, 9/15/2020[f]	40,500
	Hughes Satellite Systems Corporation
27,000	6.500%, 6/15/2019	29,092
	Intelsat Jackson Holdings SA
23,677	7.250%, 10/15/2020	20,717
	Numericable-SFR
50,000	6.000%, 5/15/2022[f]	48,500
	SBA Tower Trust
12,000	5.101%, 4/17/2017[f]	12,149
	Sprint Corporation
60,000	7.625%, 2/15/2025	43,800
	Telefonica Emisiones SAU
9,000	3.192%, 4/27/2018	9,175
	T-Mobile USA, Inc.
25,000	6.633%, 4/28/2021	25,937
	Univision Communications, Inc.
40,000	5.125%, 5/15/2023[f]	38,500
	UPCB Finance V, Ltd.
36,000	7.250%, 11/15/2021[f]	38,250
	Verizon Communications, Inc.
27,000	2.625%, 2/21/2020	27,094
12,000	4.500%, 9/15/2020	12,893

	Total	746,968

Consumer Cyclical (1.1%)
	AMC Entertainment, Inc.
24,000	5.875%, 2/15/2022	24,360
	Brookfield Residential Properties, Inc.
25,000	6.125%, 7/1/2022[f]	23,125
	Cinemark USA, Inc.
28,000	4.875%, 6/1/2023	27,300
	Corrections Corporation of America
40,000	5.000%, 10/15/2022	39,800
	CVS Health Corporation
60,000	4.750%, 12/1/2022[f]	64,291
	Daimler Finance North America, LLC
7,000	1.875%, 1/11/2018[f]	6,972
	ERAC USA Finance, LLC
12,000	2.350%, 10/15/2019[f]	11,829
	Ford Motor Credit Company, LLC
13,000	5.000%, 5/15/2018	13,655
14,000	2.597%, 11/4/2019	13,746
	General Motors Financial Company, Inc.
23,677	3.250%, 5/15/2018	23,796
21,000	4.375%, 9/25/2021	21,295
	GLP Capital, LP
50,000	4.875%, 11/1/2020	49,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (16.7%)	Value
Consumer Cyclical (1.1%) - continued
	Hilton Worldwide Finance, LLC
$45,000	5.625%, 10/15/2021	$46,631
	Home Depot, Inc.
5,000	0.882%, 9/15/2017[g]	5,007
10,000	2.625%, 6/1/2022	9,990
	Hyundai Capital America
9,000	1.450%, 2/6/2017[f]	8,958
	Jaguar Land Rover Automotive plc
20,000	4.250%, 11/15/2019[f]	20,150
30,000	5.625%, 2/1/2023[f]	30,300
	KB Home
22,000	4.750%, 5/15/2019	21,340
	L Brands, Inc.
30,000	6.625%, 4/1/2021	33,225
	Lennar Corporation
60,000	4.750%, 11/15/2022	59,490
	Macy’s Retail Holdings, Inc.
10,000	7.450%, 7/15/2017	10,805
	MGM Resorts International
60,000	6.000%, 3/15/2023	59,550
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,095
	Royal Caribbean Cruises, Ltd.
48,677	5.250%, 11/15/2022	49,894
	Six Flags Entertainment Corporation
40,000	5.250%, 1/15/2021[f]	40,500
	Toll Brothers Finance Corporation
16,000	4.000%, 12/31/2018	16,320
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,981
	West Corporation
50,000	5.375%, 7/15/2022[f]	43,125

	Total	794,530

Consumer Non-Cyclical (0.9%)
	Actavis Funding SCS
7,000	1.757%, 3/12/2020[g]	7,025
	Amgen, Inc.
10,000	2.125%, 5/1/2020	9,864
	B&G Foods, Inc.
45,000	4.625%, 6/1/2021	44,550
	BAT International Finance plc
10,000	1.022%, 6/15/2018[f,g]	9,986
	Becton, Dickinson and Company
10,000	1.450%, 5/15/2017	9,958
	Boston Scientific Corporation
5,000	6.000%, 1/15/2020	5,552
	Bunge Limited Finance Corporation
10,000	3.500%, 11/24/2020	9,944
	Cardinal Health, Inc.
10,000	1.950%, 6/15/2018	9,974
	Celgene Corporation
10,000	3.550%, 8/15/2022	10,097
	CHS/Community Health Systems, Inc.
30,000	7.125%, 7/15/2020	29,888
	Cott Beverages, Inc.
55,000	5.375%, 7/1/2022	53,900
	CVS Health Corporation
8,000	2.250%, 12/5/2018	8,039
	EMD Finance, LLC
6,000	0.876%, 3/17/2017[f,g]	5,982
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[f]	49,000
	Forest Laboratories, Inc.
12,000	4.375%, 2/1/2019[f]	12,571
	Fresenius Medical Care US Finance, Inc.
23,677	5.750%, 2/15/2021[f]	25,334
	Gilead Sciences, Inc.
10,000	3.250%, 9/1/2022	10,069
	Grifols Worldwide Operations, Ltd.
40,000	5.250%, 4/1/2022	40,200
	HCA, Inc.
23,677	4.750%, 5/1/2023	23,440
	JBS USA, LLC
60,000	5.750%, 6/15/2025[f]	52,200
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	4,936
	Mead Johnson Nutrition Company
10,000	3.000%, 11/15/2020	9,997
	Merck & Company, Inc.
5,000	0.716%, 2/10/2020[g]	4,969
	Mondelez International, Inc.
6,000	2.250%, 2/1/2019	5,998
	Mylan NV
5,000	3.750%, 12/15/2020[f]	5,005
	PepsiCo, Inc.
10,000	1.850%, 4/30/2020	9,885
	Revlon Consumer Products Corporation
23,677	5.750%, 2/15/2021	22,908
	Reynolds American, Inc.
10,000	3.250%, 6/12/2020	10,163
	SABMiller plc
9,000	6.500%, 7/15/2018[f]	9,930
	Safeway, Inc.
3,000	3.400%, 12/1/2016	2,970
	Spectrum Brands Escrow Corporation
30,000	6.375%, 11/15/2020	31,875
	Tenet Healthcare Corporation
45,000	8.125%, 4/1/2022	44,888
	TreeHouse Foods, Inc.
40,000	4.875%, 3/15/2022	38,100
	Valeant Pharmaceuticals International
23,677	7.250%, 7/15/2022[f]	23,144
	Zoetis, Inc.
10,000	3.450%, 11/13/2020	10,012

	Total	662,353

Energy (0.7%)
	Anadarko Petroleum Corporation
9,000	8.700%, 3/15/2019	10,225
	Boardwalk Pipelines, Ltd.
11,000	5.875%, 11/15/2016	11,107
	Buckeye Partners, LP
13,000	2.650%, 11/15/2018	12,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (16.7%)	Value
Energy (0.7%) - continued
	Chevron Corporation
$10,000	0.874%, 11/16/2018[g]	$10,003
	Concho Resources, Inc.
58,677	6.500%, 1/15/2022	56,330
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023[f]	27,900
	Enbridge, Inc.
6,000	0.866%, 6/2/2017[g]	5,877
	EQT Corporation
8,000	8.125%, 6/1/2019	8,641
	Marathon Petroleum Corporation
10,000	3.400%, 12/15/2020	9,821
	MEG Energy Corporation
30,000	6.375%, 1/30/2023[f]	20,550
	Noble Energy, Inc.
60,000	5.875%, 6/1/2022	57,078
	Pacific Drilling V, Ltd.
40,000	7.250%, 12/1/2017[f]	20,600
	Petrobras International Finance Company
60,000	5.750%, 1/20/2020	47,100
	Petroleos Mexicanos
70,000	5.625%, 1/23/2046[f]	53,564
	Pioneer Natural Resources Company
3,000	3.450%, 1/15/2021	2,770
	Regency Energy Partners, LP
45,000	5.000%, 10/1/2022	39,864
	Sabine Pass Liquefaction, LLC
60,000	5.625%, 3/1/2025[f]	50,775
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[f]	9,871
	Shell International Finance BV
10,000	0.806%, 5/11/2020[g]	9,853
	Southwestern Energy Company
14,000	7.500%, 2/1/2018	11,900
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	9,691

	Total	486,027

Financials (1.8%)
	Abbey National Treasury Services plc
14,000	1.013%, 9/29/2017[g]	13,883
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	9,924
	Air Lease Corporation
14,000	2.125%, 1/15/2018	13,755
5,000	2.625%, 9/4/2018	4,942
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	40,950
	American Express Credit Corporation
5,000	1.552%, 9/14/2020[g]	5,043
	Aviation Capital Group Corporation
6,000	3.875%, 9/27/2016[f]	6,045
	Bank of America Corporation
14,000	5.700%, 5/2/2017	14,600
14,000	1.700%, 8/25/2017	13,960
24,000	1.656%, 3/22/2018[g]	24,077

20,000	5.650%, 5/1/2018	21,506
12,000	8.000%, 12/29/2049[h]	12,210
	BB&T Corporation
13,000	2.050%, 6/19/2018	13,074
	Bear Stearns Companies, LLC
15,000	6.400%, 10/2/2017	16,154
	BNP Paribas SA
9,000	2.375%, 9/14/2017	9,107
	Caisse Centrale Desjardins du Quebec
7,000	0.989%, 1/29/2018[f,g]	6,986
	CIT Group, Inc.
25,000	3.875%, 2/19/2019	24,875
	Citigroup, Inc.
21,000	1.850%, 11/24/2017	20,969
	Credit Agricole SA
8,000	1.457%, 6/10/2020[f,g]	7,983
	CyrusOne, LP
23,677	6.375%, 11/15/2022	24,387
	DDR Corporation
6,000	9.625%, 3/15/2016	6,094
	Discover Bank
3,000	8.700%, 11/18/2019	3,549
	Discover Financial Services
6,000	6.450%, 6/12/2017	6,339
	Duke Realty, LP
14,000	8.250%, 8/15/2019	16,561
	Fifth Third Bancorp
16,000	5.450%, 1/15/2017	16,587
	Goldman Sachs Group, Inc.
6,000	2.625%, 1/31/2019	6,043
9,000	7.500%, 2/15/2019	10,298
5,000	1.476%, 4/23/2020[g]	5,007
10,000	2.012%, 11/29/2023[g]	10,089
	Goldman Sachs Group, Inc. Convertible
375,000	0.500%, 9/24/2022	387,911
	Hartford Financial Services Group, Inc.
14,000	6.000%, 1/15/2019	15,397
	HCP, Inc.
9,000	3.750%, 2/1/2019	9,285
	Health Care REIT, Inc.
8,000	4.700%, 9/15/2017	8,363
	HSBC Holdings plc
7,000	6.375%, 12/29/2049[h]	6,991
	Hutchison Whampoa Finance CI, Ltd.
15,000	1.625%, 10/31/2017[f]	14,868
	Icahn Enterprises, LP
50,000	6.000%, 8/1/2020	50,420
	ING Capital Funding Trust III
8,000	4.207%, 12/29/2049[g,h]	7,980
	International Lease Finance Corporation
8,000	2.462%, 6/15/2016[g]	7,980
25,000	5.875%, 4/1/2019	26,500
	Intesa Sanpaolo SPA
3,000	3.875%, 1/16/2018	3,076
12,000	3.875%, 1/15/2019	12,356
	J.P. Morgan Chase & Company
6,000	6.300%, 4/23/2019	6,728
5,000	2.250%, 1/23/2020	4,919
12,000	7.900%, 4/29/2049[h]	12,216

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (16.7%)	Value
Financials (1.8%) - continued
	KeyCorp
$9,000	2.300%, 12/13/2018	$9,013
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[f]	3,209
	Lloyds Bank plc
7,000	1.038%, 3/16/2018[g]	6,963
	MetLife, Inc.
14,000	1.903%, 12/15/2017	14,082
	Mizuho Corporate Bank, Ltd.
11,000	1.550%, 10/17/2017[f]	10,913
	Morgan Stanley
12,000	6.625%, 4/1/2018	13,158
5,000	1.463%, 1/27/2020[g]	5,011
8,000	4.875%, 11/1/2022	8,490
	MPT Operating Partnership, LP
40,000	5.500%, 5/1/2024	39,800
	Murray Street Investment Trust I
18,000	4.647%, 3/9/2017	18,545
	National City Corporation
6,000	6.875%, 5/15/2019	6,778
	New York Life Global Funding
10,000	1.550%, 11/2/2018[f]	9,919
	Nomura Holdings, Inc.
6,000	2.750%, 3/19/2019	6,032
	Quicken Loans, Inc.
50,000	5.750%, 5/1/2025[f]	47,625
	Realty Income Corporation
10,000	2.000%, 1/31/2018	10,006
	Regions Bank
5,000	7.500%, 5/15/2018	5,556
	Reinsurance Group of America, Inc.
12,000	5.625%, 3/15/2017	12,506
	Royal Bank of Scotland Group plc
7,000	1.543%, 3/31/2017[g]	6,986
	Simon Property Group, LP
10,000	2.500%, 9/1/2020	10,008
	Societe Generale SA
9,000	5.750%, 4/20/2016[f]	9,115
	State Street Corporation
10,000	1.264%, 8/18/2020[g]	10,001
	Sumitomo Mitsui Banking Corporation
18,000	1.300%, 1/10/2017	17,956
	Synchrony Financial
18,000	1.875%, 8/15/2017	17,917
5,000	1.564%, 2/3/2020[g]	4,921
	Toronto-Dominion Bank
10,000	1.432%, 12/14/2020[g]	9,998
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,228
	USB Realty Corporation
5,000	1.468%, 12/29/2049[f,g,h]	4,500
	Voya Financial, Inc.
9,000	2.900%, 2/15/2018	9,097
	Wells Fargo & Company
7,000	1.002%, 1/30/2020[g]	6,935

	Total	1,305,255

Foreign Government (3.6%)
	Brazil Government International Bond
60,000	5.875%, 1/15/2019	61,200
70,000	4.875%, 1/22/2021	64,750
117,000	2.625%, 1/5/2023	88,920
64,000	5.000%, 1/27/2045	42,720
	Colombia Government International Bond
40,000	2.625%, 3/15/2023	35,140
40,000	4.000%, 2/26/2024	38,100
85,000	5.000%, 6/15/2045	70,975
	Croatia Government International Bond
55,000	6.625%, 7/14/2020[f]	58,935
	Hungary Government International Bond
68,000	5.750%, 11/22/2023	76,085
70,000	5.375%, 3/25/2024	76,650
	Indonesia Government International Bond
60,000	4.875%, 5/5/2021[f]	62,149
65,000	3.375%, 4/15/2023[f]	60,401
60,000	5.875%, 1/15/2024[f]	64,279
60,000	4.125%, 1/15/2025[f]	57,500
115,000	5.125%, 1/15/2045[f]	104,000
	Mexico Government International Bond
50,000	3.625%, 3/15/2022	50,300
50,000	4.000%, 10/2/2023	50,650
40,000	3.600%, 1/30/2025	38,980
20,000	6.050%, 1/11/2040	21,900
50,000	4.750%, 3/8/2044	45,550
40,000	5.550%, 1/21/2045	41,000
70,000	4.600%, 1/23/2046	61,950
	Panama Government International Bond
32,000	4.000%, 9/22/2024	32,000
20,000	6.700%, 1/26/2036	23,750
	Peru Government International Bond
120,000	4.125%, 8/25/2027	117,600
	Philippines Government International Bond
40,000	7.750%, 1/14/2031	56,199
50,000	6.375%, 10/23/2034	65,189
	Romania Government International Bond
42,000	4.375%, 8/22/2023[f]	43,720
20,000	4.875%, 1/22/2024[f]	21,486
	Russia Government International Bond
40,000	3.500%, 1/16/2019[f]	39,800
200,000	5.000%, 4/29/2020[f]	206,400
80,000	4.875%, 9/16/2023[f]	81,280
59,500	7.500%, 3/31/2030[f]	71,286
60,000	5.625%, 4/4/2042[f]	56,760
	South Africa Government International Bond
50,000	5.500%, 3/9/2020	51,317
	Turkey Government International Bond
60,000	7.500%, 11/7/2019	67,276
125,000	7.000%, 6/5/2020	139,082
80,000	5.125%, 3/25/2022	82,100
40,000	6.250%, 9/26/2022	43,424
20,000	5.750%, 3/22/2024	21,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (16.7%)	Value
Foreign Government (3.6%) - continued
$67,000	4.250%, 4/14/2026	$62,816
80,000	4.875%, 4/16/2043	70,400

	Total	2,625,149

Mortgage-Backed Securities (2.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
250,000	3.000%, 1/1/2031[c]	257,618
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
150,000	4.000%, 1/1/2046[c]	158,458
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
705,000	3.500%, 1/1/2046[c]	727,365
475,000	4.000%, 1/1/2046[c]	502,632
250,000	4.500%, 1/1/2046[c]	269,969

	Total	1,916,042

Technology (0.5%)
	Alliance Data Systems Corporation
25,000	5.375%, 8/1/2022[f]	23,812
	Apple, Inc.
10,000	0.659%, 5/6/2020[g]	9,925
	Automatic Data Processing, Inc.
5,000	2.250%, 9/15/2020	5,019
	Cisco Systems, Inc.
10,000	0.914%, 3/1/2019[g]	9,991
	Denali Borrower, LLC
46,000	5.625%, 10/15/2020[f]	48,185
	Equinix, Inc.
40,000	5.750%, 1/1/2025	40,900
	Fidelity National Information Services, Inc.
12,000	1.450%, 6/5/2017	11,838
10,000	3.625%, 10/15/2020	10,130
	First Data Corporation
40,000	5.375%, 8/15/2023[f]	40,200
	Freescale Semiconductor, Inc.
30,000	6.000%, 1/15/2022[f]	31,425
	Hewlett Packard Enterprise Company
10,000	3.600%, 10/15/2020[f]	10,023
	IMS Health, Inc.
27,000	6.000%, 11/1/2020[f]	27,810
	Intel Corporation
10,000	3.100%, 7/29/2022	10,197
	Iron Mountain, Inc.
23,677	6.000%, 8/15/2023	24,506
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,815
	Sensata Technologies BV
60,000	4.875%, 10/15/2023[f]	58,350
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,741
	Tyco Electronics Group SA
13,000	6.550%, 10/1/2017	14,010

	Total	395,877

Transportation (0.2%)
	Air Canada Pass Through Trust
5,000	3.875%, 3/15/2023[f]	4,850
	American Airlines Pass Through Trust
5,207	4.950%, 1/15/2023	5,493
	Avis Budget Car Rental, LLC
50,000	5.125%, 6/1/2022[f]	49,375
	Continental Airlines, Inc.
17,678	6.250%, 4/11/2020	18,562
	Delta Air Lines, Inc.
6,988	4.950%, 5/23/2019	7,337
6,258	4.750%, 5/7/2020	6,602
	J.B. Hunt Transport Services, Inc.
10,000	3.300%, 8/15/2022	9,904
	Korea Expressway Corporation
10,000	1.625%, 4/28/2017[f]	9,965
	United Airlines 2015-1 Class A Pass Through Trust
10,000	3.700%, 12/1/2022	9,975

	Total	122,063

U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
90,000	1.875%, 6/30/2020	90,629
60,000	2.125%, 6/30/2022	60,310

	Total	150,939

Utilities (0.5%)
	Access Midstream Partners, LP
40,000	4.875%, 5/15/2023	32,427
	AES Corporation
23,677	7.375%, 7/1/2021	24,151
	Ameren Corporation
10,000	2.700%, 11/15/2020	9,962
	Arizona Public Service Company
5,000	2.200%, 1/15/2020	4,953
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020	13,869
	Calpine Corporation
45,000	5.375%, 1/15/2023	40,387
	DTE Energy Company
14,000	2.400%, 12/1/2019	13,941
	Dynegy Finance I, Inc.
60,000	7.375%, 11/1/2022	52,200
	EDP Finance BV
14,000	4.125%, 1/15/2020[f]	14,032
	El Paso Corporation
7,000	7.000%, 6/15/2017	7,211
	Energy Transfer Equity, LP
60,000	5.500%, 6/1/2027	45,600
	Eversource Energy
5,000	1.600%, 1/15/2018	4,947
	Exelon Generation Company, LLC
6,000	5.200%, 10/1/2019	6,464
5,000	2.950%, 1/15/2020	4,982

	MPLX LP
60,000	4.875%, 12/1/2024[f]	53,850
	NiSource Finance Corporation
5,000	6.400%, 3/15/2018	5,448

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (16.7%)	Value
Utilities (0.5%) - continued
	NRG Energy, Inc.
$23,677	6.625%, 3/15/2023	$20,540
	Pacific Gas & Electric Company
8,000	5.625%, 11/30/2017	8,551
	PG&E Corporation
6,000	2.400%, 3/1/2019	5,987
	Sempra Energy
14,000	6.150%, 6/15/2018	15,281
5,000	2.400%, 3/15/2020	4,900
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,903
	Xcel Energy, Inc.
10,000	1.200%, 6/1/2017	9,949

	Total	404,535

	Total Long-Term Fixed Income (cost $12,568,855)	12,265,856

Shares	Registered Investment Companies (6.2%)
Equity Funds/ETFs (3.9%)
2,300	BlackRock Resources & Commodities Strategy Trust	16,353
2,000	Cohen & Steers REIT and Preferred Income Fund, Inc.	36,880
1,025	Guggenheim Multi-Asset Income ETF	18,635
4,775	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	45,649
310	iShares MSCI EAFE Index Fund	18,212
11,514	iShares S&P U.S. Preferred Stock Index Fund	447,319
14,890	Materials Select Sector SPDR Fund	646,524
2,075	NFJ Dividend Interest & Premium Strategy Fund	25,709
34,200	SPDR S&P Oil & Gas Exploration & Production ETF	1,033,524
13,410	Utilities Select Sector SPDR Fund	580,385

	Total	2,869,190

Fixed Income Funds/ETFs (2.3%)
10,797	Aberdeen Asia-Pacific Income Fund, Inc.	49,342
3,250	Doubleline Income Solutions Fund	52,715
1,625	First Trust High Income Long/Short Fund	22,880
709	iShares J.P. Morgan USD Emerging Markets Bond ETF	74,998
10,029	MFS Intermediate Income Trust	45,832
4,227	PIMCO Dynamic Credit Income Fund	76,213
17,948	PowerShares Preferred Portfolio	268,323
11,300	SPDR Barclays High Yield Bond ETF	383,183
8,317	Templeton Global Income Fund	52,813
7,145	Vanguard Short-Term Corporate Bond ETF	564,384
3,796	Western Asset Emerging Markets Debt Fund, Inc.	52,119
5,878	Western Asset High Income Opportunity Fund, Inc.	27,568

	Total	1,670,370

	Total Registered Investment Companies (cost $5,014,192)	4,539,560

Shares or Principal Amount	Short-Term Investments (6.1%)[i]
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.200%, 2/17/2016[j]	99,974
	Federal National Mortgage Association Discount Notes
100,000	0.100%, 1/4/2016[j]	99,999
	Thrivent Cash Management Trust
4,226,851	0.220%	4,226,851
	U.S. Treasury Bills
100,000	0.175%, 2/4/2016[k]	99,984

	Total Short-Term Investments (at amortized cost)	4,526,808

	Total Investments (cost $77,679,111) 102.5%	$75,460,109

	Other Assets and Liabilities, Net (2.5%)	(1,835,283)

	Total Net Assets 100.0%	$73,624,826

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Non-income producing security.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $2,792,990 or 3.8% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
k	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.1%)[a]	Value
Basic Materials (0.7%)
	Alpha Natural Resources, Inc., Term Loan
$1,149,422	3.500%, 5/22/2020	$495,205
	Fortescue Metals Group, Ltd., Term Loan
1,503,265	4.250%, 6/30/2019	1,110,687
	Ineos US Finance, LLC, Term Loan
1,538,676	3.750%, 12/15/2020	1,473,283
	NewPage Corporation, Term Loan
1,608,750	9.500%, 2/11/2021	574,131
	PolyOne Corporation, Term Loan
400,000	3.750%, 11/11/2022	400,000
	Tronox Pigments BV, Term Loan
436,899	4.500%, 3/19/2020	385,563
	Wausau Paper Corporation, Term Loan
638,714	6.500%, 7/30/2020	633,924

	Total	5,072,793

Capital Goods (0.5%)
	ADS Waste Holdings, Inc., Term Loan
842,750	3.750%, 10/9/2019	814,307
	Berry Plastics Group, Inc., Term Loan
875,250	3.500%, 2/8/2020	857,150
	Rexnord, LLC, Term Loan
879,750	4.000%, 8/21/2020	850,613
	Silver II Borrower, Term Loan
809,075	4.000%, 12/13/2019	682,455

	Total	3,204,525

Communications Services (4.1%)
	Altice Financing SA, Term Loan
273,625	5.250%, 2/4/2022	272,172
	Atlantic Broadband Penn, LLC, Term Loan
854,459	3.250%, 11/30/2019	845,649
	Birch Communication Inc., Term Loan
1,017,187	7.750%, 7/17/2020	971,414
	Block Communications, Inc., Term Loan
1,209,688	4.000%, 11/7/2021	1,196,079
	Cengage Learning Acquisitions, Term Loan
1,077,421	7.000%, 3/31/2020	1,047,792
	Charter Communications Operating, LLC, Term Loan
433,333	3.000%, 7/1/2020	424,758
	Cincinnati Bell, Inc., Term Loan
986,669	4.000%, 9/10/2020	950,083
	CommScope, Inc., Term Loan
917,700	3.827%, 12/29/2022[b,c]	910,248
	Fairpoint Communications, Term Loan
612,350	7.500%, 2/14/2019	607,145
	Grande Communications Networks, LLC, Term Loan
1,170,028	4.500%, 5/29/2020	1,145,656
	Gray Television, Inc., Term Loan
1,308,741	3.750%, 6/13/2021	1,289,934
	Hargray Communications Group, Inc., Term Loan
1,034,732	5.250%, 6/26/2019	1,027,292
	Integra Telecom Holdings, Inc., Term Loan
1,133,435	5.250%, 8/14/2020	1,093,765
	Intelsat Jackson Holdings SA, Term Loan
948,775	3.750%, 6/30/2019	895,236
	Level 3 Communications, Inc., Term Loan
1,450,000	4.000%, 1/15/2020	1,444,040
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,025,000	4.500%, 1/7/2022	990,406
	LTS Buyer, LLC, Term Loan
963,087	4.000%, 4/13/2020	935,639
	McGraw-Hill Global Education Holdings, LLC, Term Loan
847,852	4.750%, 3/22/2019	827,360
	NEP/NCP Holdco, Inc., Term Loan
1,167,255	4.250%, 1/22/2020	1,088,465
	NTelos, Inc., Term Loan
1,149,644	5.750%, 11/9/2019	1,138,148
	Numericable US, LLC, Term Loan
790,000	4.563%, 7/29/2022[b,c]	753,589
35,000	4.750%, 2/10/2023	33,563
	SBA Senior Finance II, LLC, Term Loan
1,083,500	3.250%, 3/24/2021	1,059,121
109,450	3.250%, 6/10/2022	106,611
	TNS, Inc., Term Loan
644,631	5.000%, 2/14/2020	633,350
	Univision Communications, Inc., Term Loan
1,545,715	4.000%, 3/1/2020	1,510,164
	Virgin Media Investment Holdings, Ltd., Term Loan
605,989	3.500%, 6/30/2023	592,639
	WideOpenWest Finance, LLC, Term Loan
836,747	4.500%, 4/1/2019	805,110
	WMG Acquisition Corporation, Term Loan
879,750	3.750%, 7/1/2020	830,994
	XO Communications, LLC, Term Loan
1,080,750	4.250%, 3/20/2021	1,053,191
	Yankee Cable Acquisition, LLC, Term Loan
822,473	4.250%, 3/1/2020	809,362
	Zayo Group, LLC, Term Loan
1,035,163	3.750%, 5/6/2021	1,016,488

	Total	28,305,463

Consumer Cyclical (2.4%)
	Amaya BV, Term Loan
1,204,796	5.000%, 8/1/2021	1,126,484
	Burlington Coat Factory Warehouse Corporation, Term Loan
860,432	4.250%, 8/13/2021	848,601
	Ceridian HCM Holding, Inc., Term Loan
431,531	4.500%, 9/15/2020	365,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.1%)[a]	Value
Consumer Cyclical (2.4%) - continued
	Charter Communications Operating, LLC, Term Loan
$877,500	3.000%, 1/3/2021	$858,853
	Chrysler Group, LLC, Term Loan
729,008	3.500%, 5/24/2017	725,866
	Dollar Tree, Inc., Term Loan
659,846	3.500%, 7/6/2022	656,963
	FCA US, LLC, Term Loan
466,687	3.250%, 12/31/2018	461,787
	Golden Nugget, Inc., Delayed Draw
148,050	5.500%, 11/21/2019	146,570
	Golden Nugget, Inc., Term Loan
345,450	5.500%, 11/21/2019	341,996
	Hilton Worldwide Finance, LLC, Term Loan
870,943	3.500%, 10/26/2020	868,496
	IMG Worldwide, Inc., Term Loan
1,207,555	5.250%, 5/6/2021	1,184,539
	J.C. Penney Corporation, Inc., Term Loan
877,500	6.000%, 5/22/2018	860,608
	Las Vegas Sands, LLC, Term Loan
980,000	3.250%, 12/19/2020	968,975
	Marina District Finance Company, Inc., Term Loan
665,645	6.500%, 8/15/2018	663,981
	MGM Resorts International, Term Loan
350,955	3.500%, 12/20/2019	345,690
	Michaels Stores, Inc., Term Loan
847,526	4.000%, 1/28/2020	840,813
	Mohegan Tribal Gaming Authority, Term Loan
1,257,373	5.500%, 6/15/2018	1,227,284
	Pinnacle Entertainment, Inc., Term Loan
360,879	3.750%, 8/13/2020	359,414
	ROC Finance, LLC, Term Loan
879,750	5.000%, 6/20/2019	816,698
	Scientific Games International, Inc., Term Loan
882,000	6.000%, 10/18/2020	804,825
396,000	6.000%, 10/1/2021	359,794
	Seminole Hard Rock Entertainment, Inc., Term Loan
1,167,781	3.500%, 5/14/2020	1,141,506
	Seminole Indian Tribe of Florida, Term Loan
726,750	3.000%, 4/29/2020	721,299

	Total	16,696,225

Consumer Non-Cyclical (1.8%)
	Albertson’s, Inc., Term Loan
1,229,614	5.500%, 3/21/2019	1,224,389
	Albertson’s, LLC, Term Loan
420,000	0.000%, 12/22/2022[b,c]	417,060
	Catalina Marketing Corporation, Term Loan
1,117,975	4.500%, 4/9/2021	888,790
	CHS/Community Health Systems, Inc., Term Loan
214,458	3.657%, 12/31/2018	211,151
244,515	3.750%, 1/27/2021	237,944
449,900	4.000%, 1/27/2021	442,189
	Endo Luxembourg Finance I Co Sarl, Term Loan
630,000	3.750%, 9/26/2022	620,815
	Hanesbrands, Inc., Term Loan
486,325	3.250%, 4/29/2022	487,337
	HCA, Inc., Term Loan
1,021,932	3.174%, 3/31/2017	1,020,082
	JBS USA, LLC, Term Loan
1,466,250	3.750%, 9/18/2020	1,436,925
130,000	4.000%, 10/30/2022	129,513
	Libbey Glass, Inc., Term Loan
558,987	3.750%, 4/9/2021	548,506
	LTF Merger Sub, Inc., Term Loan
791,025	4.250%, 6/10/2022	769,770
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,267,235	4.750%, 6/30/2021	1,069,229
	Owens-Brockway Glass Container, Inc., Term Loan
837,900	3.500%, 9/1/2022	833,191
	Sterigenics-Nordion Holdings, LLC, Term Loan
399,000	4.250%, 5/16/2022	387,030
	Supervalu, Inc., Term Loan
1,167,000	4.500%, 3/21/2019	1,149,740
	Valeant Pharmaceuticals International, Inc., Term Loan
648,367	4.000%, 4/1/2022[b,c]	622,270

	Total	12,495,931

Energy (0.7%)
	Arch Coal, Inc., Term Loan
1,391,251	6.250%, 5/16/2018	612,540
	Aria Energy Operating, LLC, Term Loan
489,117	5.000%, 5/27/2022	452,433
	Energy Solutions, LLC, Term Loan
1,219,214	6.750%, 5/29/2020	914,411
	Exgen Renewables I, LLC, Term Loan
632,207	5.250%, 2/6/2021	632,207
	McJunkin Red Man Corporation, Term Loan
695,562	4.750%, 11/8/2019	636,440
	MEG Energy Corporation, Term Loan
1,021,860	0.000%, 3/31/2020	896,171
	Offshore Group Investment, Ltd., Term Loan
1,317,484	0.000%, 3/28/2019[d]	264,590
	Pacific Drilling SA, Term Loan
877,500	4.500%, 6/3/2018	375,131
	Targa Resources Partners, LP, Term Loan
379,535	5.750%, 2/27/2022	367,200

	Total	5,151,123

Financials (0.9%)
	Delos Finance Sarl, Term Loan
1,120,000	3.500%, 3/6/2021	1,114,198
	DJO Finance, LLC, Term Loan
548,625	4.250%, 6/7/2020	532,336

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.1%)[a]	Value
Financials (0.9%) - continued
	Harland Clarke Holdings Corporation, Term Loan
$843,750	7.000%, 5/22/2018	$814,919
	MoneyGram International, Inc., Term Loan
957,765	4.250%, 3/27/2020	872,361
	MPH Acquisition Holdings, LLC, Term Loan
1,261,122	3.750%, 3/31/2021	1,225,394
	TransUnion, LLC, Term Loan
1,080,750	3.500%, 4/9/2021	1,047,874
	WaveDivision Holdings, LLC, Term Loan
873,000	4.000%, 10/15/2019	857,723

	Total	6,464,805

Technology (1.0%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
2,250,000	0.000%, 11/13/2022[b,c]	2,223,292
	Avago Technologies, Ltd., Term Loan
129,048	3.750%, 5/6/2021	128,618
	BMC Software, Inc., Term Loan
850,750	5.000%, 9/10/2020	698,219
	Booz Allen Hamilton, Inc., Term Loan
372,092	3.750%, 7/31/2019	372,465
	First Data Corporation, Term Loan
1,600,000	3.918%, 3/23/2018	1,577,104
220,000	4.168%, 7/8/2022	216,645
	Infor US, Inc., Term Loan
867,320	3.750%, 6/3/2020	812,392
	Merrill Communications, LLC, Term Loan
2,825	6.250%, 6/1/2022	2,402
	NXP BV, Term Loan
660,000	3.750%, 12/7/2020	656,205
	SS&C European Holdings SARL, Term Loan
358,655	4.007%, 7/8/2022	355,516
52,782	4.018%, 7/8/2022	52,320

	Total	7,095,178

Transportation (0.6%)
	American Airlines, Inc., Term Loan
1,400,062	3.250%, 6/27/2020	1,376,654
	Delta Airlines, Inc., Term Loan
1,077,300	3.250%, 8/24/2022	1,074,025
	OSG Bulk Ships, Inc., Term Loan
980,075	5.250%, 8/5/2019	938,422
	XPO Logistics, Inc., Term Loan
740,000	5.500%, 11/1/2021	735,989

	Total	4,125,090

Utilities (0.4%)
	Calpine Corporation, Term Loan
659,013	4.000%, 10/31/2020	640,890
1,036,860	3.500%, 5/27/2022	986,572
	Intergen NV, Term Loan
877,500	5.500%, 6/15/2020	790,847

	Total	2,418,309

	Total Bank Loans (cost $98,368,414)	91,029,442

Principal Amount	Long-Term Fixed Income (45.0%)
Asset-Backed Securities (3.9%)
	Asset Backed Securities Corporation Home Equity Loan Trust
961,088	0.562%, 7/25/2036[e]	839,593
226,153	0.582%, 11/25/2036[e]	204,052
	Bayview Opportunity Master Fund Trust
350,247	3.623%, 7/28/2019*[f]	347,410
813,602	3.623%, 4/28/2030[g]	802,387
540,501	3.228%, 7/28/2034*[f]	539,568
1,468,452	3.721%, 2/28/2035*	1,466,882
1,811,055	3.721%, 7/28/2035[f,g]	1,809,596
	Countrywide Asset-Backed Certificates
525,581	5.530%, 4/25/2047	572,534
	GSAA Home Equity Trust
1,130,209	0.692%, 7/25/2037[e]	975,482
	J.P. Morgan Mortgage Acquisition Trust
2,114,529	6.472%, 3/25/2047[f]	1,597,062
	J.P. Morgan Mortgage Trust
1,870,048	2.746%, 2/25/2036	1,649,326
	Lehman XS Trust
2,062,300	5.440%, 8/25/2035[f]	1,845,597
	Pretium Mortgage Credit Partners, LLC
1,221,860	4.125%, 10/27/2030*	1,210,850
1,800,000	4.375%, 11/27/2030*	1,793,931
	Renaissance Home Equity Loan Trust
576,776	5.746%, 5/25/2036[f]	397,355
1,000,000	6.011%, 5/25/2036[f]	695,616
1,393,716	5.797%, 8/25/2036[f]	861,452
	Residential Asset Mortgage Products Trust
906,947	5.991%, 3/25/2033[h]	909,361
	Sunset Mortgage Loan Company, LLC
1,624,965	4.459%, 9/16/2045*[f]	1,618,546
	U.S. Residential Opportunity Fund III Trust
1,492,888	3.721%, 1/27/2035*	1,483,189
	Vericrest Opportunity Loan Transferee
1,459,439	3.375%, 10/25/2058*[f]	1,434,058
1,759,555	3.500%, 6/26/2045[f,g]	1,733,859
1,366,581	3.625%, 7/25/2045[f,g]	1,347,160
765,623	3.500%, 2/25/2055*[f]	755,262

	Total	26,890,128

Basic Materials (0.6%)
	Anglo American Capital plc
200,000	1.271%, 4/15/2016[e,g]	198,043
	ArcelorMittal SA
1,080,000	6.500%, 3/1/2021	869,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Basic Materials (0.6%) - continued
	BHP Billiton Finance USA, Ltd.
$600,000	6.250%, 10/19/2075[g]	$587,250
	Dow Chemical Company
106,000	8.550%, 5/15/2019	124,937
	First Quantum Minerals, Ltd.
485,000	6.750%, 2/15/2020[g]	312,825
770,000	7.000%, 2/15/2021[g]	483,175
	Freeport-McMoRan, Inc.
85,000	2.375%, 3/15/2018	66,300
	Glencore Funding, LLC
95,000	1.377%, 4/16/2018[e,g]	80,161
	INEOS Group Holdings SA
600,000	5.875%, 2/1/2019[g]	582,000
	LyondellBasell Industries NV
110,000	5.000%, 4/15/2019	117,018
	Sappi Papier Holding GmbH
600,000	6.625%, 4/15/2021[g]	606,000
	Yamana Gold, Inc.
152,000	4.950%, 7/15/2024	128,894

	Total	4,155,884

Capital Goods (1.4%)
	Berry Plastics Corporation
655,000	6.000%, 10/15/2022[g]	666,463
	Building Materials Corporation of America
1,100,000	6.000%, 10/15/2025[g]	1,122,000
	Cemex SAB de CV
1,290,000	5.700%, 1/11/2025[g]	1,078,763
	CNH Industrial Capital, LLC
1,100,000	4.375%, 11/6/2020	1,036,750
	Crown Americas Capital Corporation IV
1,080,000	4.500%, 1/15/2023	1,055,700
	Crown Cork & Seal Company, Inc.
610,000	7.375%, 12/15/2026	655,750
	General Electric Company
153,000	4.200%, 12/15/2049[i]	152,235
	Ingersoll-Rand Luxembourg Finance SA
310,000	2.625%, 5/1/2020	305,450
	L-3 Communications Corporation
205,000	1.500%, 5/28/2017	202,460
	Lockheed Martin Corporation
90,000	1.850%, 11/23/2018	89,841
	Pentair Finance SA
95,000	3.625%, 9/15/2020	94,906
	Reynolds Group Issuer, Inc.
250,000	5.750%, 10/15/2020	254,297
610,000	6.875%, 2/15/2021	628,300
	Sealed Air Corporation
800,000	4.875%, 12/1/2022[g]	802,000
	Textron, Inc.
213,000	7.250%, 10/1/2019	242,350
	United Rentals North America, Inc.
1,240,000	5.500%, 7/15/2025	1,202,800

	Total	9,590,065

Collateralized Mortgage Obligations (14.5%)
	Alternative Loan Trust
1,719,387	5.500%, 5/25/2035	1,725,047
1,497,234	6.000%, 6/25/2036	1,362,487
	American Home Mortgage Assets Trust
2,695,192	0.612%, 12/25/2046[e]	1,720,138
2,089,675	0.612%, 6/25/2047[e]	1,426,924
	American Home Mortgage Investment Trust
2,137,802	6.250%, 12/25/2036	948,790
	Angel Oak Mortgage Trust
1,750,000	4.500%, 11/25/2045*	1,746,924
	Banc of America Alternative Loan Trust
738,684	0.922%, 4/25/2035[e]	572,730
1,794,558	6.000%, 11/25/2035	1,597,169
1,206,520	1.222%, 5/25/2046[e]	834,750
	Banc of America Funding Corporation
546,009	4.725%, 5/20/2036	458,860
	BCAP, LLC Trust
1,936,828	0.602%, 3/25/2037[e]	1,641,158
	Bear Stearns Adjustable Rate Mortgage Trust
849,109	2.660%, 10/25/2035[e]	834,833
402,088	2.702%, 2/25/2036	317,865
	Citicorp Mortgage Securities Trust
584,632	6.000%, 5/25/2037	602,187
	Citigroup Mortgage Loan Trust, Inc.
501,154	5.500%, 11/25/2035	479,055
	CitiMortgage Alternative Loan Trust
1,215,811	5.750%, 4/25/2037	1,042,968
	Countrywide Alternative Loan Trust
504,287	0.822%, 2/25/2035[e]	469,262
851,267	2.609%, 10/25/2035	748,258
393,123	5.500%, 2/25/2036	372,489
316,970	6.000%, 4/25/2036	280,749
1,116,305	6.500%, 8/25/2036	841,126
275,508	6.000%, 1/25/2037	253,196
1,043,730	5.500%, 5/25/2037	885,663
	Countrywide Home Loan Mortgage Pass Through Trust
2,154,703	2.706%, 11/25/2035	1,836,352
713,423	2.725%, 2/20/2036	622,946
	Credit Suisse First Boston Mortgage Securities Corporation
593,596	5.250%, 10/25/2035	590,013
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
151,019	5.500%, 10/25/2021	146,184
1,409,548	1.899%, 8/25/2035	1,087,790
549,875	0.622%, 11/25/2035[e]	365,462
945,214	5.500%, 11/25/2035	902,992
1,235,919	1.027%, 4/25/2047[e]	1,053,912
2,163,030	0.441%, 8/25/2047[e]	1,772,051
	Federal Home Loan Mortgage Corporation
9,199,004	2.500%, 12/15/2022[j]	573,098
2,788,924	2.500%, 5/15/2027[j]	224,007
3,412,826	2.500%, 2/15/2028[j]	312,558
10,397,219	2.500%, 3/15/2028[j]	987,386
5,527,093	3.000%, 4/15/2028[j]	542,948
4,581,813	3.000%, 2/15/2033[j]	563,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Collateralized Mortgage Obligations (14.5%) - continued
	Federal National Mortgage Association
$4,540,166	2.500%, 2/25/2028[j]	$423,934
3,440,941	3.000%, 4/25/2028[j]	347,491
4,285,649	3.500%, 1/25/2033[j]	577,099
	First Horizon Alternative Mortgage Securities Trust
1,302,700	2.318%, 3/25/2035	1,152,933
1,328,768	2.403%, 7/25/2035	1,213,531
1,357,109	6.000%, 8/25/2036[e]	1,103,833
	First Horizon Mortgage Pass-Through Trust
1,766,789	2.698%, 8/25/2037	1,410,524
	GMAC Mortgage Corporation Loan Trust
1,967,304	3.149%, 5/25/2035	1,853,720
	Government National Mortgage Association
4,379,926	4.000%, 1/16/2027[j]	448,537
	Greenpoint Mortgage Funding Trust
999,936	0.622%, 10/25/2045[e]	785,391
	HomeBanc Mortgage Trust
1,073,943	2.229%, 4/25/2037	809,599
	IndyMac IMJA Mortgage Loan Trust
1,208,027	6.250%, 11/25/2037	1,006,012
	IndyMac INDX Mortgage Loan Trust
1,929,408	2.843%, 10/25/2035	1,601,813
1,533,427	1.062%, 7/25/2045[e]	1,326,302
	J.P. Morgan Alternative Loan Trust
2,152,086	6.500%, 3/25/2036	1,861,793
	J.P. Morgan Mortgage Trust
250,169	6.500%, 1/25/2035	245,220
1,592,187	2.872%, 8/25/2035	1,582,313
588,600	2.691%, 10/25/2036	529,617
1,155,797	0.802%, 1/25/2037[e]	708,376
851,652	2.919%, 1/25/2037	747,723
763,352	6.250%, 8/25/2037	591,777
	Lehman Mortgage Trust
883,754	1.172%, 12/25/2035[e]	622,998
	Master Asset Securitization Trust
1,039,750	0.922%, 6/25/2036[e]	593,793
	MASTR Alternative Loans Trust
317,052	6.500%, 7/25/2034	324,483
903,427	0.872%, 12/25/2035[e]	452,268
	Merrill Lynch Alternative Note Asset Trust
716,792	6.000%, 3/25/2037	531,547
1,107,493	6.000%, 3/25/2037	997,138
	Morgan Stanley Mortgage Loan Trust
711,543	2.803%, 11/25/2035	522,884
	MortgageIT Trust
1,641,156	0.682%, 12/25/2035[e]	1,485,731
1,282,943	0.622%, 4/25/2036[e]	966,623
	New Century Alternative Mortgage Loan Trust
1,579,277	6.167%, 7/25/2036[f]	966,619
	New York Mortgage Trust, Inc.
922	2.671%, 5/25/2036	15
	Oak Hill Advisors Residential Loan Trust
1,008,279	3.475%, 1/25/2055*[f]	1,003,367
	RALI Trust
1,664,490	6.000%, 4/25/2036	1,420,189
2,590,023	0.602%, 11/25/2036[e]	1,881,405
512,822	6.000%, 6/25/2037	429,030
2,265,148	0.612%, 7/25/2037[e]	1,797,695
	Residential Accredit Loans, Inc. Trust
1,115,634	5.750%, 9/25/2035	1,004,973
1,171,714	6.000%, 1/25/2037	981,983
2,272,890	5.750%, 4/25/2037	1,834,411
1,211,635	6.250%, 4/25/2037	1,023,562
	Residential Asset Securitization Trust
1,781,919	6.236%, 8/25/2022	1,597,445
769,661	5.500%, 4/25/2035	779,462
1,209,269	0.802%, 8/25/2037[e]	359,324
	Residential Funding Mortgage Security I Trust
1,178,648	5.750%, 2/25/2036	1,100,483
1,787,177	6.000%, 7/25/2037	1,617,798
	Sequoia Mortgage Trust
1,589,845	2.822%, 9/20/2046	1,271,942
	Structured Adjustable Rate Mortgage Loan Trust
381,885	2.761%, 12/25/2034	373,003
1,081,851	2.719%, 7/25/2035	925,242
601,209	2.877%, 9/25/2035	507,996
942,338	4.725%, 5/25/2036	723,792
	Structured Asset Mortgage Investments, Inc.
1,918,494	0.732%, 12/25/2035[e]	1,388,952
1,430,966	0.632%, 5/25/2046[e]	1,007,860
	Suntrust Alternative Loan Trust
1,436,784	5.750%, 12/25/2035	1,313,901
	WaMu Mortgage Pass Through Certificates
961,311	2.176%, 11/25/2036	832,828
1,946,699	1.825%, 1/25/2037	1,638,623
170,188	2.397%, 8/25/2046	145,663
1,260,302	1.177%, 9/25/2046[e]	1,008,769
828,231	1.217%, 9/25/2046[e]	688,869
2,242,504	1.063%, 12/25/2046[e]	1,725,934
1,690,815	0.997%, 1/25/2047[e]	1,363,670
887,777	1.901%, 3/25/2047[e]	706,300
	Washington Mutual Mortgage Pass Through Certificates
946,110	1.022%, 6/25/2035[e]	720,731
1,181,722	6.000%, 11/25/2035	1,078,727
2,751,932	1.007%, 2/25/2047[e]	1,972,577
	Wells Fargo Mortgage Backed Securities Trust
2,130,204	2.731%, 7/25/2036	2,087,257
329,053	1.122%, 5/25/2037[e]	286,341
715,743	6.000%, 7/25/2037	708,524
1,167,179	6.000%, 11/25/2037	1,155,274

	Total	100,999,587

Commercial Mortgage-Backed Securities (0.4%)
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,402,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Commercial Mortgage-Backed Securities (0.4%) - continued
	Morgan Stanley Capital, Inc.
$1,350,000	5.406%, 3/15/2044	$1,385,722

	Total	2,788,122

Communications Services (2.2%)
	AMC Networks, Inc.
610,000	4.750%, 12/15/2022	610,000
	American Tower Corporation
95,000	2.800%, 6/1/2020	93,907
152,000	3.450%, 9/15/2021	152,745
	AT&T, Inc.
95,000	1.533%, 6/30/2020[e]	94,321
	CC Holdings GS V, LLC
94,000	2.381%, 12/15/2017	94,103
	CCO Holdings, LLC
600,000	6.500%, 4/30/2021	624,000
	CCO Safari II, LLC
47,000	3.579%, 7/23/2020[g]	46,718
47,000	4.464%, 7/23/2022[g]	46,836
	CenturyLink, Inc.
600,000	6.450%, 6/15/2021	585,000
	Clear Channel Worldwide Holdings, Inc.
850,000	6.500%, 11/15/2022	828,750
	Columbus International, Inc.
1,400,000	7.375%, 3/30/2021[g]	1,386,000
	Digicel, Ltd.
1,400,000	6.000%, 4/15/2021[g]	1,179,500
	DIRECTV Holdings, LLC
176,000	5.875%, 10/1/2019	196,439
	FairPoint Communications, Inc.
1,100,000	8.750%, 8/15/2019[g]	1,083,500
	Frontier Communications Corporation
855,000	8.875%, 9/15/2020[g]	865,687
	Hughes Satellite Systems Corporation
774,000	6.500%, 6/15/2019	833,985
	Level 3 Escrow II, Inc.
600,000	5.375%, 8/15/2022	609,000
	Numericable-SFR
1,370,000	6.000%, 5/15/2022[g]	1,328,900
	SBA Tower Trust
300,000	3.598%, 4/16/2043[g]	298,921
	Sprint Corporation
1,230,000	7.625%, 2/15/2025	897,900
	Telefonica Emisiones SAU
211,000	3.192%, 4/27/2018	215,094
	T-Mobile USA, Inc.
1,230,000	6.125%, 1/15/2022	1,263,825
	Univision Communications, Inc.
860,000	5.125%, 5/15/2023[g]	827,750
	UPCB Finance V, Ltd.
774,000	7.250%, 11/15/2021[g]	822,375
	Verizon Communications, Inc.
115,000	2.625%, 2/21/2020	115,400
152,000	4.500%, 9/15/2020	163,310

	Total	15,263,966

Consumer Cyclical (2.1%)
	AMC Entertainment, Inc.
600,000	5.875%, 2/15/2022	609,000
	Brookfield Residential Properties, Inc.
850,000	6.500%, 12/15/2020[g]	819,187
	Corrections Corporation of America
820,000	5.000%, 10/15/2022	815,900
	Ford Motor Credit Company, LLC
220,000	5.000%, 5/15/2018	231,087
155,000	2.597%, 11/4/2019	152,185
	General Motors Financial Company, Inc.
860,000	3.250%, 5/15/2018	864,305
167,000	4.375%, 9/25/2021	169,347
	GLP Capital, LP
1,400,000	4.875%, 11/1/2020	1,372,000
	Hilton Worldwide Finance, LLC
1,080,000	5.625%, 10/15/2021	1,119,150
	Home Depot, Inc.
95,000	0.882%, 9/15/2017[e]	95,140
95,000	2.625%, 6/1/2022	94,901
	Jaguar Land Rover Automotive plc
500,000	4.125%, 12/15/2018[g]	502,500
710,000	5.625%, 2/1/2023[g]	717,100
	L Brands, Inc.
860,000	5.625%, 2/15/2022	913,750
	Lennar Corporation
610,000	12.250%, 6/1/2017	691,587
250,000	4.125%, 12/1/2018	251,250
	Macy’s Retail Holdings, Inc.
88,000	7.450%, 7/15/2017	95,082
	MGM Resorts International
1,255,000	6.000%, 3/15/2023	1,245,587
	Ralph Lauren Corporation
95,000	2.625%, 8/18/2020	95,905
	Royal Caribbean Cruises, Ltd.
1,400,000	5.250%, 11/15/2022	1,435,000
	Six Flags Entertainment Corporation
850,000	5.250%, 1/15/2021[g]	860,625
	Toll Brothers Finance Corporation
208,000	4.000%, 12/31/2018	212,160
	Visa, Inc.
90,000	2.200%, 12/14/2020	89,833
	West Corporation
1,400,000	5.375%, 7/15/2022[g]	1,207,500

	Total	14,660,081

Consumer Non-Cyclical (2.1%)
	Amgen, Inc.
95,000	2.125%, 5/1/2020	93,705
	B&G Foods, Inc.
500,000	4.625%, 6/1/2021	495,000
	BAT International Finance plc
95,000	1.022%, 6/15/2018[e,g]	94,871
	Becton, Dickinson and Company
70,000	1.450%, 5/15/2017	69,704
	Boston Scientific Corporation
50,000	6.000%, 1/15/2020	55,521
	Bunge Limited Finance Corporation
90,000	3.500%, 11/24/2020	89,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Consumer Non-Cyclical (2.1%) - continued
	Cardinal Health, Inc.
$95,000	1.950%, 6/15/2018	$94,753
	Celgene Corporation
95,000	3.550%, 8/15/2022	95,924
	Cott Beverages, Inc.
1,400,000	5.375%, 7/1/2022	1,372,000
	CVS Health Corporation
106,000	2.250%, 12/5/2018	106,511
	EMD Finance, LLC
55,000	0.876%, 3/17/2017[e,g]	54,831
	Envision Healthcare Corporation
1,400,000	5.125%, 7/1/2022[g]	1,372,000
	Forest Laboratories, Inc.
153,000	4.375%, 2/1/2019[g]	160,279
	Gilead Sciences, Inc.
95,000	3.250%, 9/1/2022	95,658
	Grifols Worldwide Operations, Ltd.
950,000	5.250%, 4/1/2022	954,750
	HCA, Inc.
925,000	3.750%, 3/15/2019	931,938
	JBS USA, LLC
610,000	5.875%, 7/15/2024[g]	552,050
1,240,000	5.750%, 6/15/2025[g]	1,078,800
	Laboratory Corporation of America Holdings
40,000	2.625%, 2/1/2020	39,490
	Land O’Lakes, Inc.
1,200,000	8.000%, 12/31/2049[g,i]	1,246,500
	Mead Johnson Nutrition Company
90,000	3.000%, 11/15/2020	89,973
	Medtronic plc
310,000	4.375%, 3/15/2035	313,361
	Mondelez International, Inc.
136,000	2.250%, 2/1/2019	135,950
	Mylan NV
45,000	3.750%, 12/15/2020[g]	45,047
	PepsiCo, Inc.
95,000	1.850%, 4/30/2020	93,910
	Pfizer, Inc.
870,000	5.200%, 8/12/2020	974,475
	Reynolds American, Inc.
95,000	3.250%, 6/12/2020	96,549
	SABMiller plc
75,000	6.500%, 7/15/2018[g]	82,748
	Safeway, Inc.
63,000	3.400%, 12/1/2016	62,370
	Spectrum Brands Escrow Corporation
790,000	6.375%, 11/15/2020	839,375
	Tenet Healthcare Corporation
1,080,000	8.125%, 4/1/2022	1,077,300
	TreeHouse Foods, Inc.
850,000	4.875%, 3/15/2022	809,625
	Tyson Foods, Inc.
152,000	4.500%, 6/15/2022	161,783
	VPII Escrow Corporation
610,000	7.500%, 7/15/2021[g]	608,475

	Zoetis, Inc.
90,000	3.450%, 11/13/2020	90,105

	Total	14,534,830

Energy (1.4%)
	Anadarko Petroleum Corporation
99,000	8.700%, 3/15/2019	112,479
	Buckeye Partners, LP
152,000	2.650%, 11/15/2018	146,231
	Chaparral Energy, Inc.
600,000	7.625%, 11/15/2022	138,000
	Chevron Corporation
90,000	0.874%, 11/16/2018[e]	90,024
	Concho Resources, Inc.
860,000	5.500%, 10/1/2022	782,600
	Crestwood Midstream Partners, LP
850,000	6.250%, 4/1/2023[g]	592,875
	Enbridge Energy Partners, LP
1,215,000	8.050%, 10/1/2037	996,300
	Enterprise Products Operating, LLC
1,390,000	7.034%, 1/15/2068	1,410,850
	EQT Corporation
105,000	5.150%, 3/1/2018	109,255
104,000	8.125%, 6/1/2019	112,339
	Kinder Morgan, Inc.
155,000	5.300%, 12/1/2034	122,146
	Marathon Petroleum Corporation
90,000	3.400%, 12/15/2020	88,388
	MEG Energy Corporation
250,000	6.500%, 3/15/2021[g]	175,000
610,000	6.375%, 1/30/2023[g]	417,850
	Noble Energy, Inc.
950,000	5.875%, 6/1/2022	903,735
	Pacific Drilling V, Ltd.
850,000	7.250%, 12/1/2017[g]	437,750
	Petrobras International Finance Company
470,000	5.750%, 1/20/2020	368,950
	Petroleos Mexicanos
630,000	5.625%, 1/23/2046[g]	482,076
	Pioneer Natural Resources Company
32,000	3.450%, 1/15/2021	29,547
	Regency Energy Partners, LP
1,080,000	5.000%, 10/1/2022	956,747
	Sabine Pass Liquefaction, LLC
1,290,000	5.625%, 3/1/2025[g]	1,091,663
	Schlumberger Holdings Corporation
90,000	3.000%, 12/21/2020[g]	88,837
	Shell International Finance BV
95,000	0.806%, 5/11/2020[e]	93,609
	Sunoco Logistics Partners Operations, LP
90,000	4.400%, 4/1/2021	87,216

	Total	9,834,467

Financials (8.4%)
	Abbey National Treasury Services plc
110,000	3.050%, 8/23/2018	112,870
	ACE INA Holdings, Inc.
90,000	2.875%, 11/3/2022	89,317

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Financials (8.4%) - continued
	Aegon NV
$1,080,000	2.142%, 7/29/2049[e,i]	$810,000
	AIG Life Holdings, Inc.
1,200,000	7.570%, 12/1/2045*	1,566,000
	Air Lease Corporation
47,000	2.625%, 9/4/2018	46,458
	Ally Financial, Inc.
900,000	3.750%, 11/18/2019	887,625
	American Express Company
1,250,000	6.800%, 9/1/2066	1,259,375
	American Express Credit Corporation
95,000	1.552%, 9/14/2020[e]	95,811
	Aviation Capital Group Corporation
162,000	3.875%, 9/27/2016[g]	163,215
	Banco de Brasil SA
800,000	9.000%, 12/31/2049[g,i]	524,000
	Bank of America Corporation
272,000	5.700%, 5/2/2017	283,662
107,000	5.650%, 5/1/2018	115,058
160,000	8.000%, 12/29/2049[i]	162,800
	Bank of New York Mellon Corporation
720,000	4.500%, 12/31/2049[i]	658,800
	Barclays Bank plc
150,000	5.140%, 10/14/2020	162,780
	BBVA Banco Continental SA
203,000	2.250%, 7/29/2016[g]	203,508
	BBVA International Preferred SA Unipersonal
1,545,000	5.919%, 12/29/2049[i]	1,560,450
	BPCE SA
625,000	5.150%, 7/21/2024[g]	630,253
	Caisse Centrale Desjardins du Quebec
50,000	0.989%, 1/29/2018[e,g]	49,902
	Capital One Financial Corporation
1,200,000	5.550%, 12/29/2049[i]	1,194,000
	CIT Group, Inc.
850,000	5.000%, 8/15/2022	872,848
	Citigroup, Inc.
153,000	1.850%, 11/24/2017	152,774
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
975,000	11.000%, 12/29/2049[g,i]	1,203,637
	Credit Agricole SA
70,000	1.457%, 6/10/2020[e,g]	69,850
620,000	6.625%, 9/29/2049[g,i]	609,460
	Credit Suisse Group AG
600,000	7.500%, 12/11/2049[g,i]	629,899
1,240,000	6.250%, 12/29/2049[g,i]	1,239,068
	CyrusOne, LP
860,000	6.375%, 11/15/2022	885,800
	DDR Corporation
136,000	9.625%, 3/15/2016	138,123
	Discover Bank
68,000	8.700%, 11/18/2019	80,446

	Discover Financial Services
150,000	6.450%, 6/12/2017	158,479
	Duke Realty, LP
155,000	4.375%, 6/15/2022	159,726
	Fifth Third Bancorp
925,000	4.900%, 12/29/2049[i]	836,431
	GE Capital Trust I
620,000	6.375%, 11/15/2067	644,412
	General Electric Company
1,421,000	4.100%, 12/15/2049[i]	1,417,448
	Goldman Sachs Group, Inc.
144,000	2.625%, 1/31/2019	145,030
205,000	7.500%, 2/15/2019	234,574
50,000	1.476%, 4/23/2020[e]	50,074
95,000	2.012%, 11/29/2023[e]	95,843
	Goldman Sachs Group, Inc. Convertible
3,800,000	0.500%, 9/24/2022	3,930,834
	Hartford Financial Services Group, Inc.
185,000	6.000%, 1/15/2019	203,458
	HCP, Inc.
107,000	3.750%, 2/1/2019	110,386
	Health Care REIT, Inc.
186,000	4.700%, 9/15/2017	194,432
	HSBC Holdings plc
625,000	5.625%, 12/29/2049[i]	625,781
1,085,000	6.375%, 12/29/2049[i]	1,083,644
620,000	6.375%, 12/29/2049[i]	612,250
	Icahn Enterprises, LP
1,350,000	6.000%, 8/1/2020	1,361,340
	ILFC E-Capital Trust II
2,550,000	4.740%, 12/21/2065[e,g]	2,346,000
	ING Bank NV
200,000	4.125%, 11/21/2023	203,702
	ING Capital Funding Trust III
1,420,000	4.207%, 12/29/2049[e,i]	1,416,450
	International Lease Finance Corporation
110,000	2.462%, 6/15/2016[e]	109,725
610,000	5.875%, 8/15/2022	649,650
	Intesa Sanpaolo SPA
70,000	3.875%, 1/16/2018	71,779
156,000	3.875%, 1/15/2019	160,622
	J.P. Morgan Chase & Company
144,000	6.300%, 4/23/2019	161,467
40,000	2.250%, 1/23/2020	39,351
128,000	7.900%, 4/29/2049[i]	130,304
1,250,000	6.750%, 8/29/2049[i]	1,362,500
	Liberty Mutual Group, Inc.
975,000	10.750%, 6/15/2058*	1,452,750
42,000	5.000%, 6/1/2021[g]	44,920
	Lincoln National Corporation
1,120,000	6.050%, 4/20/2067	873,600
	Lloyds Banking Group plc
1,200,000	6.413%, 1/29/2049[g,i]	1,344,000
	MetLife Capital Trust IV
1,422,000	7.875%, 12/15/2037[g]	1,734,840
	MetLife, Inc.
600,000	6.400%, 12/15/2036	655,500
	Morgan Stanley
50,000	1.463%, 1/27/2020[e]	50,107
110,000	4.875%, 11/1/2022	116,738
	MPT Operating Partnership, LP
850,000	5.500%, 5/1/2024	845,750
	Murray Street Investment Trust I
157,000	4.647%, 3/9/2017	161,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Financials (8.4%) - continued
	National City Corporation
$136,000	6.875%, 5/15/2019	$153,642
	National Westminster Bank plc
1,860,000	0.688%, 11/29/2049[e,i]	1,131,635
	New York Life Global Funding
90,000	1.550%, 11/2/2018[g]	89,267
	Nomura Holdings, Inc.
141,000	2.750%, 3/19/2019	141,761
	Prudential Financial, Inc.
620,000	5.875%, 9/15/2042	644,490
1,225,000	5.625%, 6/15/2043	1,252,563
	Quicken Loans, Inc.
850,000	5.750%, 5/1/2025[g]	809,625
	Realty Income Corporation
131,000	2.000%, 1/31/2018	131,075
	Regions Bank
43,000	7.500%, 5/15/2018	47,779
	Reinsurance Group of America, Inc.
175,000	5.625%, 3/15/2017	182,379
	Royal Bank of Scotland Group plc
136,000	1.543%, 3/31/2017[e]	135,735
625,000	7.648%, 8/29/2049[i]	774,219
1,020,000	7.500%, 12/29/2049[i]	1,062,075
	Simon Property Group, LP
95,000	2.500%, 9/1/2020	95,073
	Societe Generale SA
208,000	5.750%, 4/20/2016[g]	210,649
1,240,000	8.250%, 9/29/2049[i]	1,314,400
1,200,000	8.000%, 12/31/2049[g,i]	1,222,880
	Standard Chartered plc
1,240,000	6.500%, 12/29/2049[g,i]	1,198,064
	State Street Corporation
95,000	1.264%, 8/18/2020[e]	95,010
	Synchrony Financial
156,000	1.875%, 8/15/2017	155,285
35,000	1.564%, 2/3/2020[e]	34,447
156,000	3.750%, 8/15/2021	155,829
	Synovus Financial Corporation
600,000	5.750%, 12/15/2025	612,000
	Toronto-Dominion Bank
90,000	1.432%, 12/14/2020[e]	89,979
	UnitedHealth Group, Inc.
95,000	3.350%, 7/15/2022	97,170
	USB Realty Corporation
1,240,000	1.468%, 12/29/2049[e,g,i]	1,116,000
	Voya Financial, Inc.
204,000	2.900%, 2/15/2018	206,205
	Wells Fargo & Company
50,000	1.002%, 1/30/2020[e]	49,534
600,000	5.900%, 12/29/2049[i]	605,250
620,000	5.875%, 12/31/2049[i]	652,550
	ZFS Finance USA Trust II
1,553,000	6.450%, 12/15/2065[g]	1,569,306

	Total	58,289,319

Foreign Government (3.1%)
	Brazil Government International Bond
390,000	5.875%, 1/15/2019	397,800
505,000	4.875%, 1/22/2021	467,125
935,000	2.625%, 1/5/2023	710,600
624,000	5.000%, 1/27/2045	416,520
	Colombia Government International Bond
300,000	2.625%, 3/15/2023	263,550
400,000	4.000%, 2/26/2024	381,000
705,000	5.000%, 6/15/2045	588,675
	Croatia Government International Bond
560,000	6.625%, 7/14/2020[g]	600,068
	Hungary Government International Bond
640,000	5.750%, 11/22/2023	716,096
598,000	5.375%, 3/25/2024	654,810
	Indonesia Government International Bond
450,000	4.875%, 5/5/2021[g]	466,118
460,000	3.375%, 4/15/2023[g]	427,451
390,000	5.875%, 1/15/2024[g]	417,813
350,000	4.125%, 1/15/2025[g]	335,419
312,000	4.750%, 1/8/2026[g]	308,151
1,100,000	5.125%, 1/15/2045[g]	994,782
	Mexico Government International Bond
400,000	3.625%, 3/15/2022	402,400
444,000	4.000%, 10/2/2023	449,772
260,000	3.600%, 1/30/2025	253,370
130,000	6.050%, 1/11/2040	142,350
400,000	4.750%, 3/8/2044	364,400
260,000	5.550%, 1/21/2045	266,500
455,000	4.600%, 1/23/2046	402,675
	Panama Government International Bond
320,000	4.000%, 9/22/2024	320,000
435,000	3.750%, 3/16/2025	426,300
130,000	6.700%, 1/26/2036	154,375
	Peru Government International Bond
920,000	4.125%, 8/25/2027	901,600
	Philippines Government International Bond
375,000	7.750%, 1/14/2031	526,864
390,000	6.375%, 10/23/2034	508,471
	Romania Government International Bond
314,000	4.375%, 8/22/2023[g]	326,858
150,000	4.875%, 1/22/2024[g]	161,145
	Russia Government International Bond
260,000	3.500%, 1/16/2019[g]	258,700
1,200,000	5.000%, 4/29/2020[g]	1,238,400
800,000	4.875%, 9/16/2023[g]	812,800
386,750	7.500%, 3/31/2030[g]	463,360
390,000	5.625%, 4/4/2042[g]	368,940
	South Africa Government International Bond
400,000	5.500%, 3/9/2020	410,539
340,000	5.875%, 5/30/2022	355,027
	Turkey Government International Bond
390,000	7.500%, 11/7/2019	437,295
1,100,000	7.000%, 6/5/2020	1,223,919
615,000	5.125%, 3/25/2022	631,144
260,000	6.250%, 9/26/2022	282,256
130,000	5.750%, 3/22/2024	137,348
640,000	4.250%, 4/14/2026	600,033

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Foreign Government (3.1%) - continued
$520,000	4.875%, 4/16/2043	$457,600

	Total	21,430,419

Mortgage-Backed Securities (1.2%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,000,000	3.500%, 1/1/2046[c]	6,190,339
1,850,000	4.000%, 1/1/2046[c]	1,957,618

	Total	8,147,957

Technology (1.3%)
	Alliance Data Systems Corporation
650,000	5.375%, 8/1/2022[g]	619,125
	Amkor Technology, Inc.
860,000	6.625%, 6/1/2021	853,550
	Apple, Inc.
95,000	0.659%, 5/6/2020[e]	94,284
	Automatic Data Processing, Inc.
95,000	2.250%, 9/15/2020	95,360
	Cisco Systems, Inc.
95,000	0.914%, 3/1/2019[e]	94,915
	CommScope Technologies Finance, LLC
905,000	6.000%, 6/15/2025[g]	871,062
	Denali Borrower, LLC
1,370,000	5.625%, 10/15/2020[g]	1,435,075
	Equinix, Inc.
810,000	5.750%, 1/1/2025	828,225
	Fidelity National Information Services, Inc.
90,000	3.625%, 10/15/2020	91,172
	First Data Corporation
850,000	5.375%, 8/15/2023[g]	854,250
	Freescale Semiconductor, Inc.
860,000	6.000%, 1/15/2022[g]	900,850
	Hewlett Packard Enterprise Company
90,000	3.600%, 10/15/2020[g]	90,207
	IMS Health, Inc.
490,000	6.000%, 11/1/2020[g]	504,700
	Intel Corporation
95,000	3.100%, 7/29/2022	96,873
	Oracle Corporation
95,000	2.500%, 5/15/2022	93,244
	Sensata Technologies BV
1,200,000	4.875%, 10/15/2023[g]	1,167,000
	Texas Instruments, Inc.
95,000	1.750%, 5/1/2020	92,539

	Total	8,782,431

Transportation (0.4%)
	American Airlines Pass Through Trust
118,025	4.950%, 1/15/2023	124,516
	Avis Budget Car Rental, LLC
1,415,000	5.125%, 6/1/2022[g]	1,397,312
	Delta Air Lines, Inc.
90,845	4.950%, 5/23/2019	95,387
81,353	4.750%, 5/7/2020	85,827
	J.B. Hunt Transport Services, Inc.
95,000	3.300%, 8/15/2022	94,084

	Korea Expressway Corporation
200,000	1.625%, 4/28/2017[g]	199,304
	United Airlines 2015-1 Class A Pass Through Trust
90,000	3.700%, 12/1/2022	89,775
	XPO Logistics, Inc.
850,000	6.500%, 6/15/2022[g]	786,250

	Total	2,872,455

U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
1,260,000	1.875%, 6/30/2020	1,268,810
325,000	2.125%, 6/30/2022	326,676

	Total	1,595,486

Utilities (1.8%)
	Access Midstream Partners, LP
610,000	4.875%, 5/15/2023	494,506
	AES Corporation
610,000	7.375%, 7/1/2021	622,200
	Ameren Corporation
90,000	2.700%, 11/15/2020	89,657
	Calpine Corporation
870,000	6.000%, 1/15/2022[g]	898,005
1,080,000	5.375%, 1/15/2023	969,300
	DCP Midstream, LLC
450,000	5.850%, 5/21/2043[g]	344,250
	Dynegy Finance I, Inc.
1,200,000	7.375%, 11/1/2022	1,044,000
	Electricite de France SA
1,860,000	5.250%, 12/29/2049[g,i]	1,748,400
	Energy Transfer Equity, LP
1,240,000	5.500%, 6/1/2027	942,400
	Exelon Generation Company, LLC
144,000	5.200%, 10/1/2019	155,129
	MPLX LP
1,285,000	4.875%, 12/1/2024[g]	1,153,288
	NRG Energy, Inc.
610,000	6.625%, 3/15/2023	529,175
	Southern California Edison Company
2,800,000	6.250%, 8/1/2049[i]	3,084,900
	TransCanada PipeLines, Ltd.
600,000	6.350%, 5/15/2067	453,000
	Xcel Energy, Inc.
95,000	1.200%, 6/1/2017	94,518

	Total	12,622,728

	Total Long-Term Fixed Income (cost $314,302,944)	312,457,925

Shares	Common Stock (30.3%)
Consumer Discretionary (4.3%)
5,500	Aisan Industry Company, Ltd.	56,478
1,600	Aisin Seiki Company, Ltd.	68,861
4,520	Amazon.com, Inc.[k]	3,055,023
3,470	AutoZone, Inc.[k]	2,574,428
800	Bayerische Motoren Werke AG	66,933
8,200	Berkeley Group Holdings plc	445,783
18,410	Best Buy Company, Inc.	560,584
13,140	BorgWarner, Inc.	568,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (30.3%)	Value
Consumer Discretionary (4.3%) - continued
1,700	Brembo SPA	$82,132
4,700	Bridgestone Corporation	161,217
8,770	Burlington Stores, Inc.[k]	376,233
8,000	Calsonic Kansei Corporation	70,528
11,614	Cedar Fair, LP	648,526
6,000	Cineworld Group plc	49,745
55,902	Comcast Corporation	3,154,550
3,200	Compass Group plc	55,451
200	Continental AG	48,382
1,600	Daimler AG	133,687
38,200	Debenhams plc	41,186
7,400	Denso Corporation	353,613
43,680	Discovery Communications, Inc., Class Ak	1,165,382
30,200	EDION Corporation[l]	228,028
3,500	Electrolux AB	84,446
4,900	Eutelsat Communications	146,709
19,640	Ford Motor Company	276,728
6,680	General Motors Company	227,187
11,200	GKN plc	50,824
22,000	Gunze, Ltd.	64,439
12,200	Hakuhodo Dy Holdings, Inc.	131,999
5,610	Harman International Industries, Inc.	528,518
700	Hugo Boss AG	57,757
22,200	Inchcape plc	256,138
10,000	Informa plc	90,375
3,500	Intertek Group plc	143,174
5,900	Isuzu Motors, Ltd.	63,559
73,400	ITV plc	298,839
19,440	Jarden Corporation[k]	1,110,413
36,200	Lookers plc	98,633
30,525	MDC Partners, Inc.	663,003
1,800	Mitsuba Corporation	27,828
39,700	NIKE, Inc.	2,481,250
10,500	NOK Corporation	245,289
500	Paddy Power plc	66,779
9,000	PanaHome Corporation	67,993
7,380	Papa John’s International, Inc.	412,321
22,400	Persimmon plc	668,271
830	Priceline Group, Inc.[k]	1,058,208
2,100	ProSiebenSat.1 Media AG	105,948
400	Renault SA	40,038
5,919	Restoration Hardware Holdings, Inc.[k]	470,265
1,508	Schibsted ASA	49,578
5,500	Sekisui House, Ltd.	92,476
5,700	SHOWA Corporation	52,888
8,200	Sports Direct International plc[k]	69,685
2,600	Stanley Electric Company, Ltd.	57,038
15,200	Star Entertainment Group, Ltd.	55,775
28,726	Starbucks Corporation	1,724,422
17,800	Sumitomo Forestry Company, Ltd.	240,177
8,700	Sumitomo Rubber Industries, Ltd.	113,129
9,000	Takashimaya Company, Ltd.	81,049
1,900	Tamron Company, Ltd.	35,053
14,820	Target Corporation	1,076,080
18,000	Tatts Group, Ltd.	57,148
85,500	Taylor Wimpey plc	255,592
15,980	Toll Brothers, Inc.[k]	532,134
20,300	UBM plc	157,334
1,500	Valora Holding AG	312,067
8,000	Wacoal Holdings Corporation	95,668
14,600	WH Smith plc	379,368
9,900	Wolters Kluwer NV	332,479
13,100	WPP plc	301,325
2,600	Yokohama Rubber Company, Ltd.	39,930

	Total	30,012,118

Consumer Staples (1.6%)
3,100	AarhusKarlshamn AB	229,645
14,832	Anheuser-Busch InBev NV ADR	1,854,000
8,300	Axfood AB	143,758
1,901	Bakkafrost PF	56,005
1,000	British American Tobacco plc	55,534
7,100	Britvic plc	76,071
2,200	Carrefour SA	63,491
40,630	Coca-Cola Company	1,745,465
15,200	Coca-Cola HBC AGk	323,696
3,300	Henkel AG & Company KGaA	315,655
26,600	Imperial Tobacco Group plc	1,404,958
17,900	Japan Tobacco, Inc.	657,177
6,400	Jeronimo Martins SGPS SA	83,280
6,800	Kao Corporation	349,443
700	Kerry Group plc	57,918
45,400	Koninklijke Ahold NV	957,648
1,100	KOSE Corporation	101,707
6,300	Marks and Spencer Group plc	41,947
9,400	Nestle SA	697,811
7,000	Nippon Meat Packers, Inc.	137,199
9,400	Nisshin Oillio Group, Ltd.	38,292
9,270	Philip Morris International, Inc.	814,926
1,800	Royal Unibrew AS	73,155
3,700	Suedzucker AG	73,336
2,200	Sugi Holdings Company, Ltd.	121,380
800	Sundrug Company, Ltd.	51,437
2,500	Svenska Cellulosa AB SCA	72,450
10,500	Swedish Match AB	371,043

	Total	10,968,427

Energy (2.1%)
1,300	Azrieli Group, Ltd.	48,428
110,300	BP plc	573,198
2,220	Cimarex Energy Company	198,424
25,390	EOG Resources, Inc.	1,797,358
22,220	EQT Corporation	1,158,329
74,000	Kinder Morgan, Inc.	1,104,080
3,800	OMV AG	107,865
37,600	Parsley Energy, Inc.[k]	693,720
2,300	Royal Dutch Shell plc	52,457
44,200	Royal Dutch Shell plc ADR	2,023,918
5,603	Royal Dutch Shell plc, Class B	127,698
84,000	Spectra Energy Corporation	2,010,960
18,579	Statoil ASA	259,117
18,000	TonenGeneral Sekiyu KK	151,956
51,031	Total SA ADR	2,293,843
241,670	Weatherford International, Ltd.[k]	2,027,611

	Total	14,628,962

Financials (10.1%)
74,500	Aberdeen Asset Management plc	317,463
2,100	Acadia Realty Trust	69,615
2,900	AEON Financial Service Company, Ltd.	64,782
3,860	Affiliated Managers Group, Inc.[k]	616,674
2,800	Agree Realty Corporation	95,172
12,518	Alexandria Real Estate Equities, Inc.	1,131,126
11,400	Allianz SE	2,009,580
105,000	American Capital Agency Corporation	1,820,700
2,134	American Farmland Company	15,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (30.3%)	Value
Financials (10.1%) - continued
6,578	American Realty Capital Properties, Inc.	$52,098
204,000	Annaly Capital Management, Inc.	1,913,520
5,550	Apartment Investment & Management Company	222,166
300,000	Apollo Investment Corporation	1,566,000
183,600	Ares Capital Corporation	2,616,300
31,500	Australia & New Zealand Banking Group, Ltd.	635,662
4,300	AvalonBay Communities, Inc.	791,759
117,300	Banco Santander SA	577,045
52,400	Bank Hapoalim, Ltd.	270,489
13,693	Bank of Queensland, Ltd.	138,130
93,000	Bank of Yokohama, Ltd.	570,053
31,600	BinckBank NV	272,342
8,100	BioMed Realty Trust, Inc.	191,889
1,700	Bluerock Residential Growth REIT, Inc.	20,145
1,300	Bolsas y Mercados Espanoles SA	43,810
8,514	Boston Properties, Inc.	1,085,876
10,100	British Land Company plc	116,866
33,040	Brixmor Property Group, Inc.	853,093
12,750	Camden Property Trust	978,690
14,204	Capital Shopping Centres Group plc	66,360
42,700	CapitaMall Trust	57,939
2,475	Care Capital Properties, Inc.	75,661
78,420	Charles Schwab Corporation	2,582,371
1,438	Chesapeake Lodging Trust	36,180
13,000	Chiba Bank, Ltd.	92,251
42,700	Citigroup, Inc.	2,209,725
13,500	CNP Assurances	182,107
950	CoreSite Realty Corporation	53,884
9,300	CubeSmart	284,766
2,500	CyrusOne, Inc.	93,625
4,900	Daiwa House Industry Company, Ltd.	140,857
42,190	DDR Corporation	710,480
800	Derwent London plc	43,270
62,700	DEXUS Property Group	340,095
3,700	Digital Realty Trust, Inc.	279,794
29,866	Direct Line Insurance Group plc	179,021
21,700	Duke Realty Corporation	456,134
900	DuPont Fabros Technology, Inc.	28,611
19,980	Encore Capital Group, Inc.[k]	581,018
3,100	EPR Properties	181,195
2,043	Equinix, Inc.	617,803
4,100	Equity Lifestyle Properties, Inc.	273,347
1,200	Equity One, Inc.	32,580
13,562	Equity Residential	1,106,524
2,200	Essex Property Trust, Inc.	526,702
1,950	Extra Space Storage, Inc.	172,009
800	Federal Realty Investment Trust	116,880
32,400	FlexiGroup, Ltd.[l]	70,711
38,700	Frasers Centrepoint Trust	50,300
91,000	Fukuoka Financial Group, Inc.	451,234
17,627	General Growth Properties, Inc.	479,631
1,900	GEO Group, Inc.	54,929
180,000	Golub Capital BDC, Inc.	2,993,400
5,400	Hamborner REIT AG	56,420
7,500	Hammerson plc	66,303
11,500	Hang Seng Bank, Ltd.	217,964
5,200	Hannover Rueckversicherung SE	593,789
10,700	HCP, Inc.	409,168
8,557	Health Care REIT, Inc.	582,133
8,350	Healthcare Trust of America, Inc.	225,200
23,300	Henderson Group plc	105,900
9,000	Henderson Land Development Company, Ltd.	54,900
5,200	Highwoods Properties, Inc.	226,720
22,000	Hokuhoku Financial Group, Inc.	44,848
4,000	Hospitality Properties Trust	104,600
37,432	Host Hotels & Resorts, Inc.	574,207
1,550	Hudson Pacific Properties, Inc.	43,617
11,900	Hufvudstaden AB	168,226
89,000	Hysan Development Company, Ltd.	363,624
3,100	IG Group Holdings plc	36,650
16,900	ING Groep NV	228,659
6,730	Intercontinental Exchange, Inc.	1,724,630
40,142	Intermediate Capital Group plc	370,053
134,000	Invesco Mortgage Capital, Inc.	1,660,260
26,600	Investa Office Fund	77,001
56,800	Investec plc	400,499
2,100	Iron Mountain, Inc.	56,721
2,300	Kilroy Realty Corporation	145,544
17,200	Kimco Realty Corporation	455,112
1,070	Lamar Advertising Company	64,179
3,000	LaSalle Hotel Properties	75,480
1,300	Liberty Property Trust	40,365
63,000	Link REIT	375,599
4,600	Macerich Company	371,174
800	Macquarie Group, Ltd.	47,858
8,650	Medical Properties Trust, Inc.	99,562
31,988	MetLife, Inc.	1,542,141
3,400	Mid-America Apartment Communities, Inc.	308,754
80,400	Mitsubishi UFJ Financial Group, Inc.	498,018
700	Muenchener Rueckversicherungs-Gesellschaft AG	139,467
2,000	National Health Investors, Inc.	121,740
7,700	National Retail Properties, Inc.	308,385
197,000	New World Development Company, Ltd.[l]	193,442
3,250	NorthStar Realty Finance Corporation	55,347
14,000	Ogaki Kyoritsu Bank, Ltd.	56,444
15,800	Old Mutual plc	41,565
3,950	Omega Healthcare Investors, Inc.	138,171
2,300	Outfront Media, Inc.	50,209
15,966	PacWest Bancorp	688,135
4,700	Parkway Properties, Inc.	73,461
6,950	Physicians Realty Trust	117,177
15,300	Poundland Group plc	46,848
25,910	Prologis, Inc.	1,112,057
5,412	Public Storage, Inc.	1,340,552
8,830	Raymond James Financial, Inc.	511,875
3,900	Realty Income Corporation	201,357
3,000	Regency Centers Corporation	204,360
10,600	Renasant Corporation	364,746
10,600	Resona Holdings, Inc.	51,476
1,900	Retail Opportunity Investments Corporation	34,010
7,691	RLJ Lodging Trust	166,356
1,300	Sampo Oyj	66,017
7,700	Schroders plc	337,254
727	Silver Bay Realty Trust Corporation REIT	11,385
10,526	Simon Property Group, Inc.	2,046,675
1,800	SL Green Realty Corporation	203,364
140,000	Solar Capital, Ltd.	2,300,200
1,600	Sompo Japan Nipponkoa Holdings, Inc.	52,536
1,580	Sovran Self Storage, Inc.	169,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (30.3%)	Value
Financials (10.1%) - continued
20,900	Spirit Realty Captial, Inc.	$209,418
154,200	Stockland	457,739
2,731	Store Capital Corporation	63,359
61,000	Sumitomo Mitsui Trust Holdings, Inc.	231,027
5,800	Summit Hotel Properties, Inc.	69,310
750	Sun Communities, Inc.	51,397
2,800	Sunstone Hotel Investors, Inc.	34,972
12,100	Swiss Re AG	1,181,762
56,610	Synchrony Financial[k]	1,721,510
1,800	Talanx AG	55,358
3,963	Tanger Factory Outlet Centers, Inc.	129,590
1,100	Taubman Centers, Inc.	84,392
1,300	Tokio Marine Holdings, Inc.	50,212
359,100	Two Harbors Investment Corporation	2,908,710
23,200	UBS Group AG	450,068
8,900	UDR, Inc.	334,373
35,400	United Overseas Bank, Ltd.	488,053
5,570	Urban Edge Properties	130,617
9,900	Ventas, Inc.	558,657
9,900	Vornado Realty Trust	989,604
6,600	Wallenstam AB	53,048
67,900	Wing Tai Holdings, Ltd.	83,875
2,300	WP Carey, Inc.	135,700
17,780	XL Group plc	696,620
23,310	Zions Bancorporation	636,363

	Total	70,103,235

Health Care (3.0%)
55,740	Abbott Laboratories	2,503,284
800	Actelion, Ltd.	111,155
14,560	Akorn, Inc.[k]	543,234
6,590	Allergan plc[k]	2,059,375
8,660	Amgen, Inc.	1,405,778
5,900	Astellas Pharmaceutical, Inc.	83,991
300	Bayer AG	37,467
1,300	CSL, Ltd.	99,111
8,400	Essilor International SA	1,046,948
700	Fresenius Medical Care AG & Company KGaA	58,825
700	Gerresheimer AG	54,700
9,400	Hikma Pharmaceuticals plc	318,657
17,960	Hologic, Inc.[k]	694,872
6,503	ICON plc[k]	505,283
3,140	Illumina, Inc.[k]	602,707
3,500	Kaken Pharmaceutical Company, Ltd.	239,166
1,300	Lonza Group AG	211,425
36,620	Medtronic, Inc.	2,816,810
53,330	Merck & Company, Inc.	2,816,891
15,760	Mylan NVk	852,143
8,300	Novartis AG	713,960
9,300	Novo Nordisk AS	538,453
1,200	Paramount Bed Holdings Company, Ltd.	42,578
25,638	Pfizer, Inc.	827,595
2,200	Recordati SPA	57,400
5,900	Sanofi	502,811
2,800	Suzuken Company, Ltd.	106,406
4,950	Waters Corporation[k]	666,171

	Total	20,517,196

Industrials (3.1%)
2,700	Aalberts Industries NV	93,031
3,500	Adecco SA	239,550
18,730	ADT Corporation	617,715
5,100	Aida Engineering, Ltd.	52,565
64,400	Air New Zealand, Ltd.	129,886
3,600	Airbus Group NV	242,596
5,700	Amada Holdings Company, Ltd.	54,393
1,600	Andritz AG	77,870
30,000	Asahi Glass Company, Ltd.	171,866
1,900	Atlas Copco Aktiebolag	46,597
36,000	BAE Systems plc	265,052
24,430	Boeing Company	3,532,334
18,200	Bollore SA	84,806
15,200	Central Glass Company, Ltd.	69,716
2,500	Central Japan Railway Company	443,835
3,400	Compagnie de Saint-Gobain	147,341
1,900	Croda International plc	85,130
12,000	CTT-Correios de Portugal SA	115,331
8,000	Dai Nippon Printing Company, Ltd.	79,109
7,506	Dart Group plc	65,120
5,200	Deutsche Post AG	145,381
2,800	DSV AS	110,218
700	East Japan Railway Company	65,916
1,300	Elbit Systems, Ltd.	114,446
12,300	EMCOR Group, Inc.	590,892
8,000	Ferrovial SA	180,907
200	Flughafen Zuerich AG	150,062
5,159	Galliford Try plc	115,922
1,200	GEA Group AG	48,481
100	Georg Fischer AG	67,890
9,000	Hankyu Hanshin Holdings, Inc.	58,499
12,260	HNI Corporation	442,096
1,000	Hochtief AG	92,748
900	Hoshizaki Electric Company, Ltd.	55,949
3,300	IBIDEN Company, Ltd.	47,310
37,130	Illinois Tool Works, Inc.	3,441,208
3,600	Inaba Denki Sangyo Company, Ltd.	115,024
31,660	Ingersoll-Rand plc	1,750,481
12,200	Intrum Justitia AB	415,138
45,900	ITOCHU Corporation	542,926
2,300	Jardine Matheson Holdings, Ltd.	111,383
900	Jungheinrich AG	74,227
4,000	Keisei Electric Railway Company, Ltd.	51,033
16,800	KITZ Corporation	75,463
11,600	KONE Oyj	491,159
3,800	Koninklijke Boskalis Westminster NV	155,011
31,000	Macquarie Infrastructure Corporation	2,250,600
21,900	Masco Corporation	619,770
24,401	Meggitt plc	134,725
1,400	MEITEC Corporation	47,942
6,600	MIRAIT Holdings Corporation	54,377
9,000	Mitsuboshi Belting, Ltd.	71,747
7,200	Nikkon Holdings Company, Ltd.	143,508
12,000	Nippon Express Company, Ltd.	56,391
11,900	Nitto Kogyo Corporation	208,057
6,000	Obayashi Corporation	55,363
800	Randstad Holding NV	49,817
22,940	Rentokil Initial plc	53,823
700	Rieter Holding AG	131,570
2,319	Saft Groupe SA	70,680
300	Schindler Holding AG	50,190
24,600	SIG plc	51,985
3,800	Teleperformance SA	319,534
1,100	Thales SA	82,335
2,100	TKH Group NV	85,276
12,000	Toppan Printing Company, Ltd.	110,558
1,700	Travis Perkins plc	49,318
5,200	Tsubakimoto Chain Company	40,040
900	Vestas Wind Systems AS	62,855

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Common Stock (30.3%)	Value
Industrials (3.1%) - continued
5,340	WABCO Holdings, Inc.[k]	$546,068
1,600	Yuasa Trading Company, Ltd.	39,525

	Total	21,509,667

Information Technology (4.0%)
20,310	Alibaba Group Holding, Ltd. ADR[k]	1,650,594
2,230	Alphabet, Inc., Class Ak	1,734,962
2,197	Alphabet, Inc., Class Ck	1,667,259
4,700	Alps Electric Company, Ltd.	127,455
1,500	AMS AG	50,143
20,180	Apple, Inc.	2,124,147
800	AtoS	67,162
10,010	Autodesk, Inc.[k]	609,909
6,400	Canon, Inc.	193,600
1,100	Cap Gemini SA	102,065
9,200	Check Point Software Technologies, Ltd.[k,l]	748,696
65,780	Cisco Systems, Inc.	1,786,256
5,700	Dialog Semiconductor plc[k,l]	190,202
2,300	DTS Corporation	52,356
61,272	EMC Corporation	1,573,465
7,630	Facebook, Inc.[k]	798,556
23,100	FUJIFILM Holdings NPV	964,021
5,000	Hitachi Kokusai Electric, Inc.	67,972
3,600	Hoya Corporation	147,213
2,200	Ingenico Group	277,688
6,900	IRESS, Ltd.	49,958
3,000	IT Holdings Corporation	68,547
2,700	ITOCHU Techno-Solutions Corporation	53,796
20,520	Juniper Networks, Inc.	566,352
1,700	Kyocera Corporation	78,949
13,170	MasterCard, Inc.	1,282,231
31,252	MaxLinear, Inc.[k]	460,342
55,660	Microsoft Corporation	3,088,017
9,300	NEC Networks & System Integration Corporation	164,468
3,600	NS Solutions Corporation	82,029
11,010	Plantronics, Inc.	522,094
29,090	Progress Software Corporation[k]	698,160
20,200	QLIK Technologies, Inc.[k]	639,532
3,400	SAP SE	269,802
14,300	Shinko Electric Industries Company, Ltd.	91,675
800	TDK Corporation	51,235
200	U-Blox AGk	42,568
2,700	Ultimate Software Group, Inc.[k]	527,877
34,730	Visa, Inc.	2,693,311
32,430	Xilinx, Inc.	1,523,237

	Total	27,887,901

Materials (0.8%)
1,980	Ashland, Inc.	203,346
700	Aurubis AG	35,446
18,800	BHP Billiton plc	209,655
42,100	BHP Billiton, Ltd.	541,807
19,700	BillerudKorsnas AB	364,580
16,500	Boral, Ltd.	70,546
4,200	Buzzi Unicem SPA	75,287
4,850	Crown Holdings, Inc.[k]	245,895
24,300	Daicel Corporation	361,630
6,020	Domtar Corporation	222,439
9,000	DOWA Holdings Company, Ltd.[k]	64,711
1,400	Evonik Industries AG	46,308
3,660	FMC Corporation	143,216
200	Givaudan SA	362,992
5,000	Hexpol AB	53,611
7,000	Hokuetsu Kishu Paper Company, Ltd.	41,250
2,600	Holmen AB	80,307
3,100	JFE Holdings, Inc.	48,678
800	LafargeHolcim, Ltd.	40,060
200	Linde AG	28,892
7,900	Mitsubishi Chemical Holdings Corporation	50,123
5,700	Mondi plc	111,725
3,400	Nippon Paint Holdings Company, Ltd.	82,287
7,000	Nippon Steel & Sumitomo Metal Corporation	138,477
4,900	Novozymes AS	234,607
9,000	Oji Holdings Corporation	36,171
9,110	Owens-Illinois, Inc.[k]	158,696
4,260	Packaging Corporation of America	268,593
2,540	PPG Industries, Inc.	251,003
3,400	Rio Tinto plc	98,993
1,500	Rio Tinto, Ltd.	48,509
11,940	Steel Dynamics, Inc.	213,368
9,000	Sumitomo Seika Chemicals Company, Ltd.	54,758
9,000	Tosoh Corporation	46,296
10,400	UPM-Kymmene Oyj	193,080
10,775	Yara International ASA	463,414

	Total	5,690,756

Telecommunications Services (0.6%)
49,126	BT Group plc	341,112
13,100	Elisa Oyj	492,888
12,000	Freenet AG	404,940
180,980	KCOM Group plc	308,157
30,600	Orange SA	511,810
5,900	Proximus SA	191,992
19,100	StarHub, Ltd.	49,706
233,700	Telstra Corporation, Ltd.	949,684
5,000	Vivendi SA	107,386
23,910	Zayo Group Holdings, Inc.[k]	635,767

	Total	3,993,442

Utilities (0.7%)
113,200	A2A SPA	153,280
59,000	Brookfield Infrastructure Partners, LP	2,236,690
13,500	CLP Holdings, Ltd.	114,426
98,100	Electricidade de Portugal SA	353,490
32,506	MDU Resources Group, Inc.	595,510
11,574	NorthWestern Corporation	627,890
54,900	Redes Energeticas Nacionais SGPS SA	165,856
9,000	Toho Gas Company, Ltd.	58,124
24,400	United Utilities Group plc	335,973

	Total	4,641,239

	Total Common Stock (cost $216,739,368)	209,952,943

Shares	Preferred Stock (4.2%)

Financials (3.9%)
9,375	Agribank FCB, 6.875%[i]	991,114
63,000	Allstate Corporation, 5.100%	1,555,470
64,790	Annaly Capital Management, Inc., 7.500%[i]	1,500,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Shares	Preferred Stock (4.2%)	Value
Financials (3.9%) - continued
1,200	Bank of America Corporation, Convertible, 7.250%[i]	$1,311,924
35,980	Citigroup, Inc., 6.6919%	935,120
61,780	Citigroup, Inc., 6.875%[i]	1,721,191
20,070	Cobank ACB, 6.250%[g,i]	2,060,312
24,000	Countrywide Capital V, 7.000%	615,120
6,000	Farm Credit Bank of Texas, 6.750%[g,i]	624,750
86,800	GMAC Capital Trust I, 8.125%	2,201,248
78,200	Goldman Sachs Group, Inc., 5.500%[i]	2,024,598
72,000	HSBC USA, Inc., 6.500%[i]	1,874,160
47,580	Morgan Stanley, 6.875%[i]	1,320,345
44,100	Morgan Stanley, 7.125%[i]	1,261,260
24,500	PNC Financial Services Group, Inc., 6.125%[i]	699,230
93,000	RBS Capital Funding Trust V, 5.900%[i]	2,282,220
52,000	U.S. Bancorp, 6.500%[i]	1,492,400
24,000	Wells Fargo & Company, 5.850%[i]	626,880
1,695	Wells Fargo & Company, Convertible, 7.500%[i]	1,967,895

	Total	27,065,773

Materials (0.3%)
31,000	CHS, Inc., 6.750%[i]	831,110
48,800	CHS, Inc., 7.100%[i]	1,330,776

	Total	2,161,886

	Total Preferred Stock (cost $28,810,087)	29,227,659

Shares	Registered Investment Companies (3.3%)
Equity Funds/ETFs (2.6%)
418,500	Alerian MLP ETF	5,042,925
186,000	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	1,778,160
15,730	iShares MSCI EAFE Index Fund	924,137
63,010	Materials Select Sector SPDR Fund	2,735,894
153,400	SPDR S&P Oil & Gas Exploration & Production ETF	4,635,748
56,370	Utilities Select Sector SPDR Fund	2,439,694
900	Vanguard REIT ETF	71,757

	Total	17,628,315

Fixed Income Funds/ETFs (0.7%)
9,100	iShares Intermediate Credit Bond ETF	976,248
7,089	iShares J.P. Morgan USD Emerging Markets Bond ETF	749,875
37,700	Vanguard Short-Term Corporate Bond ETF	2,977,923

	Total	4,704,046

	Total Registered Investment Companies (cost $26,373,380)	22,332,361

Shares	Collateral Held for Securities Loaned (0.1%)
714,690	Thrivent Cash Management Trust	714,690

	Total Collateral Held for Securities Loaned (cost $714,690)	714,690

Shares or Principal Amount	Short-Term Investments (5.3%)[m]
	Federal Home Loan Mortgage Corporation Discount Notes
1,800,000	0.082%, 1/8/2016[n]	1,799,971
100,000	0.210%, 2/4/2016	99,980
	Federal National Mortgage Association Discount Notes
1,100,000	0.090%, 1/20/2016[n]	1,099,948
100,000	0.180%, 2/8/2016[n]	99,981
	Thrivent Cash Management Trust
33,870,084	0.220%	33,870,084

	Total Short-Term Investments (at amortized cost)	36,969,964

	Total Investments (cost $722,278,847) 101.3%	$702,684,984

	Other Assets and Liabilities, Net (1.3%)	(8,869,457)

	Total Net Assets 100.0%	$693,815,527

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $72,628,921 or 10.5% of total net assets.
h	All or a portion of the security is insured or guaranteed.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period.

The actual effective yield of the security is different than the stated coupon rate.

k	Non-income producing security.
l	All or a portion of the security is on loan.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Fund as of December 31, 2015 was $16,418,737 or 2.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2015

Security	Acquisition Date	Cost
AIG Life Holdings, Inc., 12/1/2045	7/19/2012	$1,258,266
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	1,746,316
Bayview Opportunity Master Fund Trust, 7/28/2019	7/30/2014	350,247
Bayview Opportunity Master Fund Trust, 2/28/2035	2/27/2015	1,467,840
Bayview Opportunity Master Fund Trust, 7/28/2034	3/19/2015	539,150
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	1,048,739
Oak Hill Advisors Residential Loan Trust, 1/25/2055	3/5/2015	1,008,279
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,798,295
Pretium Mortgage Credit Partners, LLC, 10/27/2030	10/6/2015	1,220,792
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	1,624,965
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	1,492,888
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	1,457,863
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	764,815

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2015:

Securities Lending Transactions
Common Stock	$675,022

Total lending	$675,022
Gross amount payable upon return of collateral for securities loaned	$714,690

Net amounts due to counterparty	$39,668

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2016	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2016	By:
/s/ David S. Royal
David S. Royal
President

Date: February 26, 2016	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer